UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/18
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared seven annual reports to shareholders for the year ended July 31, 2018 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to Short Duration Credit Opportunities Fund, the third report applies to Absolute Return Currency Fund, the fourth report applies to the Fundamental All Cap Core Fund, the fifth report applies to the Fundamental Large Cap Value Fund, the sixth report applies to the Diversified Strategies Fund and the seventh report applies to the Global Absolute Return Strategies Fund.

John Hancock

Technical Opportunities Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. In addition to rising inflation and interest rates, the biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors is whether equities in the back half of 2018 take their cues from these trends in place or the policy and political wavering that have characterized much of the first half of the year.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
25	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Stocks were lifted by a favorable investment backdrop

Positive global growth and robust corporate profits fueled a return of 11.55% for the fund's benchmark, the MSCI All Country World Index.

The markets experienced heightened volatility from January onward

Stocks delivered the bulk of their gain during the first five months of the period, as concerns about U.S. trade policy, rising interest rates, and Europe's growth outlook led to uneven results thereafter.

The fund outperformed its benchmark

Sector allocations added value, led by an overweight position in technology stocks.

SECTOR COMPOSITION AS OF 7/31/18 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager David Lundgren, CMT, CFA, Wellington Management Company LLP

David Lundgren, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment during the 12 months ended July 31, 2018?

Global equities, as measured by the fund's benchmark, the MSCI All Country World Index, generated a total return of 11.55%. Stocks' positive return reflected the favorable backdrop of expanding global growth and rising corporate earnings. In the United States, the benefit of reduced personal and corporate tax rates offset the headwinds of uncertainty regarding trade policy and three interest-rate hikes by the U.S. Federal Reserve. U.S. stocks, as measured by the broad-based S&P 500 Index, peaked in late January before giving way to their first 5% correction in over 400 days. This marked the end to an unprecedented stretch of low volatility. Although the market subsequently rebounded from the January correction due to the ongoing strength in corporate profits, performance remained somewhat uneven with higher volatility compared to 2017.

Early in 2018, weaker economic data overseas began to weigh on previous hopes that the world had entered a phase of synchronized global growth. A string of negative headlines—including the persistent strength of populist political movements in Europe and mixed results from China's economy—also contributed to weaker sentiment. In addition, the foreign markets were disproportionately pressured by worries of a possible trade war. Not least, the weakness in major international currencies against the dollar reduced returns for U.S. investors.

At the sector level, information technology and energy stocks delivered the strongest returns within the benchmark, followed by consumer discretionary and materials. On the other end of the spectrum, the defensive telecommunications services, utilities, and consumer staples sectors were the most notable laggards.

What factors influenced fund performance?

The fund's Class A shares outpaced the benchmark (excluding sales charges). Price momentum was a key driver of individual stock performance, as investors gravitated to stocks with strong recent returns. Our trend-following process—which seeks to identify the most technically attractive securities in market segments that are outperforming—was well suited to this environment.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       4

"The majority of the fund's outperformance was driven by sector allocations, particularly an overweight in information technology."

The majority of the fund's outperformance was driven by sector allocations, particularly an overweight in information technology. Underweight positions in the consumer staples and telecommunication services sectors also contributed to relative performance. Stock selection partially offset these results, with the fund's shortfall in the information technology, materials, and energy sectors outweighing contributions from financials, consumer discretionary, and consumer staples.

The top individual contributors to returns included Match Group, Inc., a U.S.-based operator of online dating sites, HollyFrontier Corp., an independent petroleum refining company, and Sino Biopharmaceutical, Ltd., a leading Chinese generic drug company. We sold Match Group prior to the end of the period. The largest detractors included the semiconductor producer Advanced Micro Devices, Inc., The Trade Desk, Inc., a U.S.-based provider of a software platform to purchase and manage data-driven digital advertising campaigns, and Tesla, Inc., a U.S.-based electric car company. We eliminated the positions in Advanced Micro Devices and Tesla prior to the end of the period.

What were some notable aspects of the fund's positioning?

In the early part of the period, performance was primarily driven by the fund's overweight position in technology stocks, which exhibited clear leadership and outpaced the broader market by a wide margin. Toward the end of 2017, we reduced the allocation to technology from a prior month-end peak of 58.3% of net assets on October 31 to 23.1% by the end of December. While lower, this

COUNTRY COMPOSITION AS OF 7/31/18 (%)

United States	68.5
Japan	9.2
Germany	2.5
France	2.2
Switzerland	2.1
Sweden	2.1
China	1.7
United Kingdom	1.5
Italy	1.4
Canada	1.4
Other countries	7.4
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       5

position still represented a sizable overweight. The move to a smaller weighting was brought about by a broadening of market leadership and increased opportunities in other sectors, as opposed to a weakening in technology.

Equity markets continued to rise as 2018 began, but defensive sectors such as utilities and consumer staples continued to exhibit weak relative performance. We viewed this as an indication that capital wasn't moving into the safe haven areas of the market, but rather was rotating within the cyclical sectors. From a positioning standpoint, this resulted in an increased weighting in information technology—specifically software and services—at the expense of industrials, as we identified stocks with strong long-term trends.

Notwithstanding the volatility spike in February and the subsequent retest of the February lows in late March and early April, the vast majority of stocks maintained a positive price trend with the predominantly cyclical sectors exhibiting leadership. This shifting backdrop prompted us to increase the fund's allocation to energy and healthcare during this time.

Diversified leadership remained in place as the period drew to a close, as stocks continued to stage a comeback from the February lows. While the markets experienced volatility, particularly in the domestic large-cap technology space, the small-cap Russell 2000 Index and the Russell Midcap Index nonetheless returned to all-time highs in the final two months of the period. Despite the volatility in the information technology sector, our research showed that it featured the second-strongest price trend in the market behind only healthcare. As a result, it remained one of the fund's largest overweights, albeit at a lower absolute weighting compared to 12 months ago.

TOP 10 HOLDINGS AS OF 7/31/18 (%)

Sony Corp.	1.8
Illumina, Inc.	1.6
Marathon Petroleum Corp.	1.5
PayPal Holdings, Inc.	1.4
Microsoft Corp.	1.3
GATX Corp.	1.3
Bank of America Corp.	1.3
Amazon.com, Inc.	1.2
Roku, Inc.	1.2
SBI Holdings, Inc.	1.2
TOTAL	13.8
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       6

What were your broad views on the investment backdrop at the close of the period?

We believed the bull market in stocks remained intact as of the end of the period. This view extended to the non-U.S. markets, which retained their largely positive chart profiles even with the recent volatility. We maintained an underweight in international markets due to their poor relative performance trends, but we saw their absolute charts as being neutral at worst, if not positive. We are monitoring closely to see if the foreign markets can parlay this favorable structure into relative leadership.

The fund was overweight in information technology, healthcare, and industrials at the close of the period; as the defensive sectors remained in longer-term relative downtrends despite their recent relative strength. From a regional standpoint, the fund was overweight in the United States and Japan, and it was underweight in Europe and the emerging markets.

Can you tell us about a recent manager change?

Effective June 29, 2018, Frank L. Teixeira, CMT, CFA, retired.

MANAGED BY

David Lundgren, CMT, CFA On the fund since 2017 Investing since 1988

The views expressed in this report are exclusively those of David Lundgren, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	10.06	8.88	8.62	53.01	110.31
Class C2	14.02	9.38	8.90	56.54	115.27
Class I3	16.18	10.33	9.60	63.46	128.11
Class R6[2,3]	16.30	10.12	9.31	61.95	122.71
Class NAV[3]	16.32	10.48	9.77	64.62	131.24
Index†	11.55	9.62	10.57	58.30	146.81

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross/Net (%)	1.29	1.99	0.96	0.88	0.86

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	21,527	21,527	24,681
Class I3	8-3-09	22,811	22,811	24,681
Class R6[2,3]	8-3-09	22,271	22,271	24,681
Class NAV[3]	8-3-09	23,124	23,124	24,681

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14; Class R6 shares were first offered on 2-13-17. Returns prior to these dates are those of Class A shares (first offered on 8-3-09) that have not been adjusted for class-specific expenses; otherwise returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,004.90	$6.36	1.28%
	Hypothetical example	1,000.00	1,018.40	6.41	1.28%
Class C	Actual expenses/actual returns	1,000.00	1,001.60	9.83	1.98%
	Hypothetical example	1,000.00	1,015.00	9.89	1.98%
Class I	Actual expenses/actual returns	1,000.00	1,006.30	4.92	0.99%
	Hypothetical example	1,000.00	1,019.90	4.96	0.99%
Class R6	Actual expenses/actual returns	1,000.00	1,006.90	4.43	0.89%
	Hypothetical example	1,000.00	1,020.40	4.46	0.89%
Class NAV	Actual expenses/actual returns	1,000.00	1,006.90	4.33	0.87%
	Hypothetical example	1,000.00	1,020.50	4.36	0.87%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	11

Fund’s investments
AS OF 7-31-18
	Shares	Value
Common stocks 93.3%		$465,508,418
(Cost $419,496,513)
Consumer discretionary 11.9%		59,660,270
Automobiles 1.5%
Bayerische Motoren Werke AG	12,994	1,256,436
Ferrari NV	27,837	3,694,613
Peugeot SA	44,031	1,267,111
Volkswagen AG	7,267	1,258,504
Hotels, restaurants and leisure 0.7%
Evolution Gaming Group AB (A)	44,424	3,577,001
Household durables 3.0%
Roku, Inc. (B)(C)	132,375	6,012,473
Sony Corp.	169,565	9,113,577
Internet and direct marketing retail 1.2%
Amazon.com, Inc. (B)	3,404	6,050,406
Multiline retail 1.5%
Macy's, Inc.	94,870	3,769,185
Ollie's Bargain Outlet Holdings, Inc. (B)	56,052	3,895,614
Specialty retail 0.7%
O'Reilly Automotive, Inc. (B)	11,650	3,564,900
Textiles, apparel and luxury goods 3.3%
Lululemon Athletica, Inc. (B)	36,562	4,385,612
Moncler SpA	76,189	3,357,924
NIKE, Inc., Class B	67,644	5,202,500
Puma SE	1	502
Under Armour, Inc., Class A (B)(C)	162,940	3,253,912
Consumer staples 3.9%		19,285,758
Food and staples retailing 1.9%
Colruyt SA	83,910	5,016,213
Kusuri no Aoki Holdings Company, Ltd.	57,135	4,194,021
Food products 1.0%
Chocoladefabriken Lindt & Spruengli AG	752	5,184,350
Household products 1.0%
Unicharm Corp.	160,611	4,891,174
Energy 6.6%		33,067,072
Oil, gas and consumable fuels 6.6%
Diamondback Energy, Inc.	25,771	3,400,483
EOG Resources, Inc.	33,772	4,354,562
Equinor ASA	126,995	3,369,458
HollyFrontier Corp.	63,444	4,731,654
Marathon Oil Corp.	230,982	4,878,340
12	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Marathon Petroleum Corp.	91,610	$7,404,836
Valero Energy Corp.	41,637	4,927,739
Financials 13.1%		65,196,014
Banks 6.2%
Bank of America Corp.	208,592	6,441,321
CaixaBank SA	552,188	2,540,549
Comerica, Inc.	51,853	5,026,630
Nordea Bank AB	236,923	2,519,864
Societe Generale SA	57,790	2,577,317
SunTrust Banks, Inc.	71,027	5,118,916
SVB Financial Group (B)	13,670	4,208,720
The Royal Bank of Scotland Group PLC (B)	761,139	2,545,372
Capital markets 4.6%
E*TRADE Financial Corp. (B)	82,953	4,961,419
Monex Group, Inc. (C)	503,510	2,509,907
Noah Holdings, Ltd., ADR (B)(C)	48,469	2,474,827
SBI Holdings, Inc.	217,065	5,925,701
TD Ameritrade Holding Corp.	63,902	3,651,999
The Charles Schwab Corp.	69,213	3,534,016
Consumer finance 2.3%
Ally Financial, Inc.	91,086	2,437,461
American Express Company	34,568	3,440,207
Credit Acceptance Corp. (B)(C)	13,769	5,281,788
Health care 17.8%		88,639,510
Biotechnology 1.8%
Heron Therapeutics, Inc. (B)	71,649	2,683,255
Medy-Tox, Inc.	4,588	2,949,061
Neurocrine Biosciences, Inc. (B)	34,767	3,493,736
Health care equipment and supplies 3.0%
Baxter International, Inc.	55,030	3,986,924
DexCom, Inc. (B)	34,389	3,271,426
Insulet Corp. (B)	30,792	2,560,663
Medtronic PLC	57,787	5,214,121
Health care providers and services 2.9%
Anthem, Inc.	17,019	4,305,807
Centene Corp. (B)	35,686	4,650,956
WellCare Health Plans, Inc. (B)	19,575	5,234,747
Health care technology 1.4%
Teladoc, Inc. (B)(C)	58,135	3,479,380
Veeva Systems, Inc., Class A (B)	44,129	3,337,476
Life sciences tools and services 3.3%
Illumina, Inc. (B)	25,354	8,223,823
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	13

	Shares	Value
Health care (continued)
Life sciences tools and services (continued)
IQVIA Holdings, Inc. (B)	32,154	$3,920,859
Thermo Fisher Scientific, Inc.	19,087	4,476,474
Pharmaceuticals 5.4%
Aerie Pharmaceuticals, Inc. (B)	78,554	5,306,323
Daiichi Sankyo Company, Ltd.	89,895	3,728,613
Eli Lilly & Company	55,454	5,479,410
MyoKardia, Inc. (B)	80,328	4,610,827
Sino Biopharmaceutical, Ltd.	1,708,682	2,340,248
Vifor Pharma AG	28,471	5,385,381
Industrials 11.2%		55,906,087
Aerospace and defense 3.2%
Aerojet Rocketdyne Holdings, Inc. (B)	75,187	2,533,802
Airbus SE	29,635	3,667,898
Spirit AeroSystems Holdings, Inc., Class A	44,897	4,186,645
Teledyne Technologies, Inc. (B)	24,841	5,450,612
Air freight and logistics 1.1%
XPO Logistics, Inc. (B)	53,977	5,382,586
Commercial services and supplies 0.9%
KAR Auction Services, Inc.	74,350	4,420,108
Industrial conglomerates 1.4%
3M Company	16,403	3,482,685
Honeywell International, Inc.	23,011	3,673,706
Machinery 0.7%
Wabtec Corp. (C)	33,232	3,666,154
Professional services 1.1%
CoStar Group, Inc. (B)	13,248	5,509,181
Road and rail 0.7%
Union Pacific Corp.	24,206	3,628,237
Trading companies and distributors 2.1%
GATX Corp. (C)	78,569	6,469,371
MonotaRO Company, Ltd.	76,151	3,835,102
Information technology 27.3%		136,380,684
Communications equipment 1.4%
F5 Networks, Inc. (B)	18,487	3,168,302
Palo Alto Networks, Inc. (B)	20,142	3,993,353
Electronic equipment, instruments and components 0.9%
FLIR Systems, Inc.	80,821	4,736,111
Internet software and services 9.3%
Alibaba Group Holding, Ltd., ADR (B)	19,137	3,583,021
Alphabet, Inc., Class A (B)	4,048	4,967,787
Auto Trader Group PLC (A)	881,550	4,917,155
14	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Internet software and services (continued)
Baozun, Inc., ADR (B)(C)	42,222	$2,442,543
Delivery Hero SE (A)(B)	59,853	3,399,180
Etsy, Inc. (B)	57,907	2,366,080
Facebook, Inc., Class A (B)	17,349	2,994,090
GoDaddy, Inc., Class A (B)	29,855	2,197,925
Instructure, Inc. (B)	108,851	4,212,534
MongoDB, Inc. (B)(C)	71,097	3,847,059
Okta, Inc. (B)	40,995	2,035,402
Shopify, Inc., Class A (B)	17,955	2,481,561
Spotify Technology SA (B)	24,132	4,412,054
The Trade Desk, Inc., Class A (B)(C)	28,666	2,417,117
IT services 7.5%
Capgemini SE	26,144	3,344,688
FleetCor Technologies, Inc. (B)	25,290	5,487,930
GMO Payment Gateway, Inc. (C)	29,333	3,305,393
Infosys, Ltd., ADR	255,138	5,148,685
PayPal Holdings, Inc. (B)	86,377	7,095,007
Square, Inc., Class A (B)	65,314	4,222,550
Total System Services, Inc.	38,559	3,529,691
Wirecard AG	27,713	5,184,381
Semiconductors and semiconductor equipment 1.2%
Diodes, Inc. (B)	93,793	3,485,348
NVIDIA Corp.	10,293	2,520,344
Software 6.3%
Atlassian Corp. PLC, Class A (B)	68,634	4,969,788
Autodesk, Inc. (B)	26,826	3,445,531
CyberArk Software, Ltd. (B)	51,557	3,130,025
Microsoft Corp.	61,334	6,506,311
Nintendo Company, Ltd.	11,884	4,019,015
salesforce.com, Inc. (B)	18,129	2,486,392
ServiceNow, Inc. (B)	24,649	4,337,238
SimCorp A/S	30,538	2,609,283
Technology hardware, storage and peripherals 0.7%
NetApp, Inc.	43,625	3,381,810
Telecommunication services 1.5%		7,373,023
Diversified telecommunication services 0.6%
Ooma, Inc. (B)	180,077	2,899,240
Wireless telecommunication services 0.9%

SoftBank Group Corp.	53,564	4,473,783
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	15

	Shares	Value

Preferred securities 0.2%		$1,252,008
(Cost $1,259,536)
Consumer discretionary 0.2%		1,252,008
Automobiles 0.2%
Porsche Automobil Holding SE	18,492	1,252,008

	Yield (%)	Shares	Value
Securities lending collateral 5.9%			$29,291,203
(Cost $29,284,778)
John Hancock Collateral Trust (D)	2.0983(E)	2,927,627	29,291,203

	Par value^	Value
Short-term investments 6.0%		$30,200,000
(Cost $30,200,000)
Repurchase agreement 6.0%		30,200,000
Bank of America Tri-Party Repurchase Agreement dated 7-31-18 at 1.930% to be repurchased at $30,201,619 on 8-1-18, collateralized by $30,691,094 Federal National Mortgage Association, 3.500% - 4.000% due 8-1-47 to 6-1-48 (valued at $30,804,001 including interest)	30,200,000	30,200,000

Total investments (Cost $480,240,827) 105.4%	$526,251,629
Other assets and liabilities, net (5.4%)	(27,133,798)
Total net assets 100.0%	$499,117,831

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	A portion of this security is on loan as of 7-31-18.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 7-31-18.
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $480,686,435. Net unrealized appreciation aggregated to $45,565,194, of which $50,666,171 related to gross unrealized appreciation and $5,100,977 related to gross unrealized depreciation.
16	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $450,956,049) including $28,454,972 of securities loaned	$496,960,426
Affiliated investments, at value (Cost $29,284,778)	29,291,203
Total investments, at value (Cost $480,240,827)	526,251,629
Cash	5,936
Foreign currency, at value (Cost $290)	290
Dividends and interest receivable	90,123
Receivable for fund shares sold	56,193
Receivable for investments sold	29,355,340
Receivable for securities lending income	23,064
Other assets	58,190
Total assets	555,840,765
Liabilities
Payable for investments purchased	27,179,869
Payable for fund shares repurchased	21,572
Payable upon return of securities loaned	29,357,410
Payable to affiliates
Accounting and legal services fees	16,900
Transfer agent fees	4,174
Trustees' fees	824
Other liabilities and accrued expenses	142,185
Total liabilities	56,722,934
Net assets	$499,117,831
Net assets consist of
Paid-in capital	$371,555,186
Accumulated net realized gain (loss) on investments and foreign currency transactions	81,536,731
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	46,025,914
Net assets	$499,117,831

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($30,265,035 ÷ 2,453,279 shares) [1]	$12.34
Class C ($1,967,134 ÷ 157,616 shares) [1]	$12.48
Class I ($10,981,429 ÷ 852,888 shares)	$12.88
Class R6 ($93,245 ÷ 7,096 shares)	$13.14
Class NAV ($455,810,988 ÷ 34,691,830 shares)	$13.14
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$12.99

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	17

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Dividends	$3,755,558
Securities lending	823,924
Interest	533,607
Non-cash dividends	331,546
Less foreign taxes withheld	(137,158)
Total investment income	5,307,477
Expenses
Investment management fees	4,339,829
Distribution and service fees	110,100
Accounting and legal services fees	76,940
Transfer agent fees	46,034
Trustees' fees	9,301
Custodian fees	107,014
State registration fees	69,636
Printing and postage	47,528
Professional fees	80,890
Other	26,428
Total expenses	4,913,700
Less expense reductions	(45,786)
Net expenses	4,867,914
Net investment income	439,563
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	117,124,209
Affiliated investments	(18,553)
117,105,656
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(32,309,808)
Affiliated investments	4,282
(32,305,526)
Net realized and unrealized gain	84,800,130
Increase in net assets from operations	$85,239,693

18	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income (loss)	$439,563	$(817,635)
Net realized gain	117,105,656	89,842,679
Change in net unrealized appreciation (depreciation)	(32,305,526)	41,778,348
Increase in net assets resulting from operations	85,239,693	130,803,392
Distributions to shareholders
From net investment income
Class I	(18,713)	—
Class R6[1]	(167)	—
Class NAV	(1,480,157)	—
From net realized gain
Class A	(4,799,849)	(29,210)
Class C	(313,705)	(1,803)
Class I	(1,516,762)	(7,302)
Class R6[1]	(9,657)	—
Class NAV	(80,632,476)	(483,440)
Total distributions	(88,771,486)	(521,755)
From fund share transactions	(76,993,688)	(199,162,342)
Total decrease	(80,525,481)	(68,880,705)
Net assets
Beginning of year	579,643,312	648,524,017
End of year	$499,117,831	$579,643,312
Undistributed (Distributions in excess of) net investment income	—	$(1,547,459)

[1]	The inception date for Class R6 shares is 2-13-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	19

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$12.72	$10.38	$14.47	$13.76	$13.15
Net investment loss[1]	(0.04)	(0.06)	(0.10)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	1.91	2.41	(2.42)	2.81	2.09
Total from investment operations	1.87	2.35	(2.52)	2.67	1.95
Less distributions
From net realized gain	(2.25)	(0.01)	(1.57)	(1.96)	(1.34)
Net asset value, end of period	$12.34	$12.72	$10.38	$14.47	$13.76
Total return (%)[2,3]	15.86	22.65	(18.77)	21.46	14.86
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$29	$40	$66	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29 [4]	1.55	1.66	1.67	1.72
Expenses including reductions	1.28 [4]	1.54	1.65	1.65	1.71
Net investment loss	(0.30)	(0.58)	(0.84)	(1.05)	(1.03)
Portfolio turnover (%)	432	375	349	228	306

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expense ratios have decreased due to changes in the management fee contractual rates during 2017.
20	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$12.93	$10.62	$14.86	$14.94
Net investment loss[2]	(0.13)	(0.14)	(0.18)	(0.27)
Net realized and unrealized gain (loss) on investments	1.93	2.46	(2.49)	2.15
Total from investment operations	1.80	2.32	(2.67)	1.88
Less distributions
From net realized gain	(2.25)	(0.01)	(1.57)	(1.96)
Net asset value, end of period	$12.48	$12.93	$10.62	$14.86
Total return (%)[3,4]	14.99	21.86	(19.32)	14.41 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.99 [6]	2.25	2.36	3.39 [7]
Expenses including reductions	1.98 [6]	2.24	2.35	2.50 [7]
Net investment loss	(0.99)	(1.27)	(1.51)	(2.06) [7]
Portfolio turnover (%)	432	375	349	228 [8]

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Expense ratios have decreased due to changes in the management fee contractual rates during 2017.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	21

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$13.18	$10.72	$14.84	$14.03	$13.35
Net investment loss[1]	— [2]	(0.02)	(0.07)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	1.97	2.49	(2.48)	2.87	2.13
Total from investment operations	1.97	2.47	(2.55)	2.77	2.02
Less distributions
From net investment income	(0.02)	—	—	—	—
From net realized gain	(2.25)	(0.01)	(1.57)	(1.96)	(1.34)
Total distributions	(2.27)	(0.01)	(1.57)	(1.96)	(1.34)
Net asset value, end of period	$12.88	$13.18	$10.72	$14.84	$14.03
Total return (%)[3]	16.18	23.05	(18.49)	21.79	15.17
Ratios and supplemental data
Net assets, end of period (in millions)	$11	$11	$12	$44	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99 [4]	1.22	1.34	1.35	1.44
Expenses including reductions	0.98 [4]	1.22	1.34	1.34	1.43
Net investment loss	— [5]	(0.19)	(0.54)	(0.74)	(0.75)
Portfolio turnover (%)	432	375	349	228	306

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expense ratios have decreased due to changes in the management fee contractual rates during 2017.
[5]	Less than 0.005%.
22	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$13.40	$11.63
Net investment income[2]	0.01	0.02
Net realized and unrealized gain (loss) on investments	2.02	1.75
Total from investment operations	2.03	1.77
Less distributions
From net investment income	(0.04)	—
From net realized gain	(2.25)	—
Total distributions	(2.29)	—
Net asset value, end of period	$13.14	$13.40
Total return (%)[3]	16.30	15.22 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89 [6]	1.04 [7]
Expenses including reductions	0.88 [6]	1.03 [7]
Net investment income	0.08	0.37 [7]
Portfolio turnover (%)	432	375 [8]

[1]	The inception date for Class R6 shares is 2-13-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Expense ratios have decreased due to changes in the management fee contractual rates during 2017.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-16 to 7-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND	23

CLASS NAV SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$13.40	$10.89	$15.03	$14.16	$13.44
Net investment income (loss)[1]	0.01	(0.01)	(0.05)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	2.02	2.53	(2.52)	2.91	2.14
Total from investment operations	2.03	2.52	(2.57)	2.83	2.06
Less distributions
From net investment income	(0.04)	—	—	—	—
From net realized gain	(2.25)	(0.01)	(1.57)	(1.96)	(1.34)
Total distributions	(2.29)	(0.01)	(1.57)	(1.96)	(1.34)
Net asset value, end of period	$13.14	$13.40	$10.89	$15.03	$14.16
Total return (%)[2]	16.32	23.15	(18.38)	22.02	15.38
Ratios and supplemental data
Net assets, end of period (in millions)	$456	$538	$594	$758	$783
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88 [3]	1.12	1.23	1.21	1.22
Expenses including reductions	0.87 [3]	1.11	1.22	1.20	1.21
Net investment income (loss)	0.11	(0.10)	(0.41)	(0.59)	(0.54)
Portfolio turnover (%)	432	375	349	228	306

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Expense ratios have decreased due to changes in the management fee contractual rates during 2017.
24	JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A and Class C are open to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC) and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$59,660,270	$36,134,602	$23,525,668	—
Consumer staples	19,285,758	—	19,285,758	—
Energy	33,067,072	29,697,614	3,369,458	—
Financials	65,196,014	46,577,304	18,618,710	—
Health care	88,639,510	74,236,207	14,403,303	—
Industrials	55,906,087	48,403,087	7,503,000	—
Information technology	136,380,684	109,601,589	26,779,095	—
Telecommunication services	7,373,023	2,899,240	4,473,783	—
Preferred securities	1,252,008	—	1,252,008	—
Securities lending collateral	29,291,203	29,291,203	—	—
Short-term investments	30,200,000	—	30,200,000	—
Total investments in securities	$526,251,629	$376,840,846	$149,410,783	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       26

dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2018, the fund loaned securities valued at $28,454,972 and received $29,357,410 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018 the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $3,056.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended July 31, 2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$20,274,408	$521,755
Long-Term Capital Gain	68,497,078	—
Total	$88,771,486	$521,755

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $49,806,280 of undistributed ordinary income and $32,176,059 long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, characterization of distributions and wash sale loss deferrals.

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Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to 0.800% of the fund's average daily net assets. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2018:

Class	Expense reduction
Class A	$2,545
Class C	167
Class I	844
Class R6	5
Class NAV	42,225
Total	$45,786

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.79% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual

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rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $38,815 for the year ended July 31, 2018. Of this amount, $6,403 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $28,044 was paid as sales commissions to broker-dealers and $4,368 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $85 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$90,378	$32,669
Class C	19,722	2,139
Class I	—	11,217
Class R6	—	9
Total	$110,100	$46,034

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	417,603	$5,259,786	263,987	$2,980,663
Distributions reinvested	410,150	4,741,334	2,785	28,935
Repurchased	(670,841)	(8,497,533)	(1,836,758)	(19,907,384)
Net increase (decrease)	156,912	$1,503,587	(1,569,986)	$(16,897,786)
Class C shares
Sold	32,108	$407,240	17,293	$197,572
Distributions reinvested	22,791	267,567	139	1,478
Repurchased	(56,488)	(725,471)	(124,480)	(1,344,060)
Net decrease	(1,589)	$(50,664)	(107,048)	$(1,145,010)
Class I shares
Sold	283,546	$3,768,629	616,415	$7,044,357
Distributions reinvested	122,533	1,475,300	627	6,735
Repurchased	(367,702)	(4,852,265)	(915,715)	(10,356,649)
Net increase (decrease)	38,377	$391,664	(298,673)	$(3,305,557)
Class R6 shares[1]
Sold	2,797	$36,008	4,299	$50,000
Net increase	2,797	$36,008	4,299	$50,000
Class NAV shares
Sold	867,143	$11,356,310	415,301	$4,913,657
Distributions reinvested	6,686,696	82,112,633	44,271	483,440
Repurchased	(12,968,575)	(172,343,226)	(14,850,784)	(183,261,086)
Net decrease	(5,414,736)	$(78,874,283)	(14,391,212)	$(177,863,989)
Total net decrease	(5,218,239)	$(76,993,688)	(16,362,620)	$(199,162,342)

1 The inception date for Class R6 shares is 2-13-17.

Affiliates of the fund owned 61% shares of Class R6 and 100% shares of Class NAV, respectively, on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $2,162,649,271 and $2,306,908,021, respectively, for the year ended July 31, 2018.

Note 7 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2018 funds within the John Hancock group of funds complex held 89.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	44.2%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	22.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	18.4%
John Hancock Funds II Alternative Asset Allocation Fund	5.2%

Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust	7,085,498	45,039,966	(49,197,837)	2,927,627	—	—	($18,553)	$4,282	$29,291,203

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Technical Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Technical Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $68,497,078 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor) for John Hancock Technical Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the one- and five-year periods and underperformed its benchmark index and peer group average for the period since its inception and for the three-year period ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group and benchmark for the one- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including the fact that the fund's advisory fee was reduced in July 2017. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
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(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       38

(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       39

Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569704	347A 7/18 9/18

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

It has been a challenging year for fixed-income investors, as both short- and long-term yields rose steadily higher. Inflation fears sparked a sell-off in credit segments of the markets in early 2018, while a strong economy led the U.S. Federal Reserve (Fed) to continue normalizing monetary policy, raising the benchmark lending rate by a quarter point three times during the period. Meanwhile, foreign bonds, especially emerging-market debt, suffered declines as the U.S. dollar strengthened materially versus a range of major currencies over the past 12 months; recent questions about the solvency of some of the more heavily indebted nations also raised concerns.

Diversification in a fixed-income portfolio remains one of the most time-tested strategies there is, but periods such as the first half of this year—when a number of typically uncorrelated markets moved in the same direction—do sometimes occur. They also tend to be relatively short-lived and eventually fundamentals—including credit risk, the direction of interest rates, and foreign exchange rates—reassert themselves to drive performance.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
44	Financial statements
48	Financial highlights
55	Notes to financial statements
67	Report of independent registered public accounting firm
68	Tax information
69	Continuation of investment advisory and subadvisory agreements
75	Trustees and Officers
79	More information

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The Bloomberg Barclays 1 - 5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The Bloomberg Barclays 1-5 Year U.S. Credit Index posted a loss

Although credit-oriented market segments were well supported by robust economic growth, short-term bonds came under pressure from tighter monetary policy by the U.S. Federal Reserve.

The fund registered a gain

Despite a potentially challenging environment, the fund generated a positive return and outpaced its benchmark.

Several factors contributed to the fund's outperformance

Asset allocation, security selection, and duration management were all net positives for the fund's results.

PORTFOLIO COMPOSITION AS OF 7/31/18 (%)

A note about risks

Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, and extended settlement risk. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment during the 12 months ended July 31, 2018?

Short-term bonds experienced a very challenging backdrop during the reporting period, as evidenced by the 0.16% loss for the Bloomberg Barclays 1-5 Year U.S. Credit Index. The U.S. economy continued to expand, leading to a meaningful decline in the unemployment rate and fueling rising confidence among consumers, businesses, and investors. The U.S. Federal Reserve (Fed) responded by enacting quarter-point interest-rate increases on three separate occasions, bringing the federal funds rate to a range of 1.75% to 2.00%. The Fed's activity was reflected in the weak performance of short-term bonds, which tend to be highly sensitive to monetary policy. The yield on the two-year U.S. Treasury note rose from 1.34% to 2.67% over the course of the period, while the five-year note climbed from 1.84% to 2.85%. (Prices and yields move in opposite directions.)

Despite the backdrop of rising U.S. Treasury yields, most segments of the bond market registered narrow gains. High-yield and emerging-market issues, both of which tend to benefit from improving economic conditions, finished in positive territory and outpaced the index. Securitized assets also produced positive relative performance thanks to investors' ongoing demand for yield. Senior loans, which attracted robust investor demand due in part to their floating-rate feature, registered a particularly healthy gain and outperformed the index by a comfortable margin. Investment-grade corporates lagged, however, as their yield spreads versus U.S. Treasuries widened.

What elements of the fund's positioning affected its results?

Despite the generally weak performance for the short end of the yield curve, the fund generated a gain and finished ahead of its benchmark. We are pleased with these results, which indicated that our approach was effective in navigating a rising-rate environment. We added value across all three of the major components of our strategy: asset allocation, security selection, and duration/yield curve management.

In which of these areas did you add the most value?

Our positioning with respect to duration (interest-rate sensitivity) was the largest contributor. We kept duration below that of the benchmark throughout the year, which provided a measure of insulation against rising yields. Later in the period, we brought the portfolio's duration closer to the index. With the market already factoring in additional Fed rate hikes during the second half of the

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

year, we didn't see a favorable risk/reward profile from having a meaningful underweight to duration. The fund's duration stood at 2.42 years at the end of July, compared with 2.73 for the index.

We also added value by maintaining a bias in favor of a flattening yield curve (in other words, outperformance for longer-term bonds relative to short-term issues). This approach worked well since long-term securities indeed outperformed due to their lower sensitivity to Fed policy. As was the case with the fund's duration positioning, we moved toward a more neutral posture in the second calendar quarter of 2018. With the spread between the 2- and 10-year U.S. Treasury notes falling to its lowest level in more than a decade, we no longer saw a meaningful advantage in having a bias toward a flattening yield curve.

What aspects of your asset allocation decisions helped and hurt results?

An allocation to loans made the largest contribution by allowing the fund to gain an outsize benefit from the category's relative strength. We favored loans due to their attractive yields, superior credit quality versus high-yield bonds, and ability to benefit from the backdrop of rising rates. Given that loans are not represented in the benchmark, this aspect of positioning made a sizable contribution

QUALITY COMPOSITION AS OF 7/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

to relative performance. The fund's weighting in loans stood at 23.2% of net assets at the close of the period.

An allocation to high-yield bonds, which also are not held in the index, was an additional contributor. However, our decision to hedge a portion of the fund's high-yield position detracted from returns and prevented the fund from fully capitalizing on the category's outperformance. We viewed hedging as a prudent approach given that yield spreads had fallen near multi-year lows. Despite this potential headwind, high yield nonetheless outperformed due to the unusually low level of new issue supply. We maintained a hedge on a portion of the high-yield position as of July 31, 2018.

An off-benchmark allocation to emerging-market bonds aided performance, although all of the benefit came in the first half of the period. More recently, the category came under pressure from the combination of U.S. dollar strength and concerns about political developments in a number of key nations. While we offset the impact of the downturn through the use of opportunistic hedging, the allocation to emerging-market bonds detracted from late January onward. We funded the overweights in these areas through below-benchmark positions in U.S. Treasuries and corporate issues, which added value given that these were the two weakest performing segments of the market.

What aspect of your security selection had the largest effect on results?

Selection was a net positive, with the bulk of the contribution coming from securitized assets. The fund generated especially strong relative performance in commercial mortgage-backed securities, particularly floating-rate issues. In addition, we offset the poor returns for investment-grade corporates through effective issue selection, especially in the electric utilities and wireline telecommunication industries. Our decisions with respect to the fund's currency positioning—

COUNTRY COMPOSITION AS OF 7/31/18 (%)

United States	72.5
Mexico	1.8
United Kingdom	1.7
Brazil	1.4
Canada	1.3
Luxembourg	1.3
Argentina	1.2
Turkey	1.1
Netherlands	1.1
Indonesia	1.1
Other countries	15.5
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

especially as it related to the Mexican peso, Japanese yen, and British pound—were an additional contributor. However, these positives were offset somewhat by the adverse effect of selection in high-yield bonds and local currency emerging-market issues.

How would you characterize the fund's positioning and the changes you made during the period?

We maintained a steady approach overall, but we continually adjusted the portfolio as market conditions changed. Most notably, we actively shifted the fund's hedges in both high-yield and emerging-market bonds in response to volatility. We believe selectively hedging is a more efficient way to adapt to moving markets than buying and selling individual securities. Another notable move was eliminating the fund's allocation to European high yield in the latter half of 2017. With the category's yield advantage over government issues having fallen below three percentage points, we believed valuations had become somewhat elevated. Conversely, we increased the fund's allocation to local currency emerging-market debt. While this shift proved early given the category's weak showing in the first half of 2018, we think local currency bonds offer attractive yields and a way to capitalize on the potential for long-term strength in emerging-market currencies versus the U.S. dollar.

We believe these shifts illustrate the merits of a flexible approach that can seek the most compelling ideas across the full range of the credit sectors, while tilting away from areas with richer valuations.

Although higher-risk market segments have experienced higher volatility of late, we believe the fundamental underpinnings of the credit sectors remain in place. Economic conditions are robust, with broad-based growth across regions, and corporate credit is well supported by strong earnings results and improving balance sheets. We therefore see further latitude for credit-sensitive investments to outperform, and we have continued to position the portfolio accordingly. At the same time, we believe the combination of rising interest rates and persistent headline risk could fuel additional volatility. We intend to remain alert for opportunities to use this volatility to our advantage as we move through the year, either by capitalizing on mispriced securities or adjusting the portfolio's hedges in response to short-term market movements.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team that broadly manages across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 7-31-18	as of 7-31-18
Class A	-1.61	1.35	2.82	6.94	27.52	3.85	3.84
Class C3	-0.74	1.27	2.78	6.50	27.10	3.27	3.26
Class I4	1.13	2.14	3.42	11.19	34.15	4.25	4.24
Class R2[3,4]	0.99	1.96	3.18	10.17	31.49	4.12	4.12
Class R4[3,4]	1.09	2.03	3.22	10.54	31.93	4.22	4.12
Class R6[3,4]	1.24	2.14	3.28	11.15	32.65	4.37	4.36
Class NAV[4]	1.25	2.32	3.59	12.16	36.17	4.38	4.37
Index†	-0.16	1.75	2.70	9.07	26.21	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.18	1.88	0.87	1.28	1.13	0.78	0.76
Net (%)	1.18	1.88	0.87	1.28	1.03	0.78	0.76

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C3,5	11-2-09	12,710	12,710	12,621
Class I4	11-2-09	13,415	13,415	12,621
Class R2[3,4]	11-2-09	13,149	13,149	12,621
Class R4[3,4]	11-2-09	13,193	13,193	12,621
Class R6[3,4]	11-2-09	13,265	13,265	12,621
Class NAV[4]	11-2-09	13,617	13,617	12,621

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 11-2-09) that have not been adjusted for class-specific expenses; otherwise returns would vary.
4	For certain types of investors as described in the fund's prospectuses.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 991.10	$5.68	1.15%
	Hypothetical example	1,000.00	1,019.10	5.76	1.15%
Class C	Actual expenses/actual returns	1,000.00	987.80	9.22	1.87%
	Hypothetical example	1,000.00	1,015.50	9.35	1.87%
Class I	Actual expenses/actual returns	1,000.00	991.60	4.35	0.88%
	Hypothetical example	1,000.00	1,020.40	4.41	0.88%
Class R2	Actual expenses/actual returns	1,000.00	990.90	5.08	1.03%
	Hypothetical example	1,000.00	1,019.70	5.16	1.03%
Class R4	Actual expenses/actual returns	1,000.00	991.40	4.59	0.93%
	Hypothetical example	1,000.00	1,020.20	4.66	0.93%
Class R6	Actual expenses/actual returns	1,000.00	992.10	3.85	0.78%
	Hypothetical example	1,000.00	1,020.90	3.91	0.78%
Class NAV	Actual expenses/actual returns	1,000.00	992.20	3.75	0.76%
	Hypothetical example	1,000.00	1,021.00	3.81	0.76%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	11

Fund’s investments
AS OF 7-31-18
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 0.8%					$7,546,774
(Cost $7,657,803)
U.S. Government Agency 0.8%					7,546,774
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (12 month LIBOR + 1.650%) (A)	2.214	12-01-42		1,066,490	1,083,064
30 Yr Pass Thru (12 month LIBOR + 1.625%) (A)	2.539	04-01-46		1,052,515	1,054,342
30 Yr Pass Thru (12 month LIBOR + 1.850%) (A)	2.761	03-01-42		152,571	158,294
30 Yr Pass Thru (12 month LIBOR + 1.743%) (A)	3.513	01-01-37		80,047	83,510
30 Yr Pass Thru (12 month LIBOR + 1.610%) (A)	3.659	05-01-43		484,484	498,384
Federal National Mortgage Association
30 Yr Pass Thru (12 month LIBOR + 1.620%) (A)	2.409	11-01-46		1,590,822	1,574,218
30 Yr Pass Thru (12 month LIBOR + 1.582%) (A)	2.839	12-01-44		1,034,825	1,033,203
30 Yr Pass Thru (12 month LIBOR + 1.673%) (A)	3.543	08-01-35		250,331	263,508
30 Yr Pass Thru (12 month LIBOR + 1.769%) (A)	3.583	04-01-44		623,254	651,038
30 Yr Pass Thru (12 month LIBOR + 1.907%) (A)	3.657	01-01-37		33,697	35,427
30 Yr Pass Thru (12 month LIBOR + 1.746%) (A)	3.805	10-01-38		276,133	285,583
30 Yr Pass Thru (12 month LIBOR + 1.571%) (A)	3.911	04-01-37		585,393	601,663
Government National Mortgage Association
30 Yr Pass Thru	4.500	01-15-40		126,619	133,231

30 Yr Pass Thru	6.000	08-15-35		82,947	91,309
Foreign government obligations 15.6%					$149,772,270
(Cost $157,909,746)
Angola 0.3%					2,485,294
Republic of Angola
Bond (B)	8.250	05-09-28		1,103,000	1,142,929
Bond (6 month LIBOR + 7.500%) (A)	10.009	07-01-23		1,249,231	1,342,365
Argentina 1.1%					10,919,397
Provincia del Chaco
Bond	9.375	08-18-24		301,000	243,813
Republic of Argentina
Bond (2.260% to 3-31-19, then 3.380% to 3-31-29, then 4.740% thereafter)	2.260	12-31-38	EUR	6,570,000	4,713,293
Bond	6.875	01-11-48		1,748,000	1,368,701
Bond	7.625	04-22-46		807,000	683,134
Bond	7.820	12-31-33	EUR	3,341,544	3,910,456
12	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Bahrain 0.0%					$340,319
Kingdom of Bahrain
Bond (B)	7.000	10-12-28		365,000	340,319
Brazil 1.1%					10,223,985
Brazil Minas SPE
Bond	5.333	02-15-28		1,736,000	1,693,954
Bond (B)	5.333	02-15-28		119,000	116,118
Federative Republic of Brazil
Bill (C)	8.252	07-01-20	BRL	5,103,000	1,165,091
Bond	5.625	01-07-41		208,000	194,376
Bond	8.250	01-20-34		152,000	183,008
Note	10.000	01-01-21	BRL	11,270,000	3,095,402
Note	10.000	01-01-23	BRL	3,290,000	876,746
Note	10.000	01-01-25	BRL	4,390,000	1,138,334
Note	10.000	01-01-27	BRL	6,930,000	1,760,956
Cameroon 0.1%					1,259,733
Republic of Cameroon
Bond (B)	9.500	11-19-25		573,000	620,685
Bond	9.500	11-19-25		590,000	639,048
Chile 0.0%					235,995
Republic of Chile
Bond	4.500	02-28-21	CLP	145,000,000	235,995
Colombia 0.7%					6,931,963
Bogota Distrito Capital
Bond	9.750	07-26-28	COP	427,000,000	159,765
Republic of Colombia
Bond	2.625	03-15-23		263,000	251,165
Bond	3.875	04-25-27		352,000	343,200
Bond	4.375	03-21-23	COP	4,920,000,000	1,610,475
Bond	4.500	01-28-26		502,000	513,295
Bond	5.000	06-15-45		143,000	142,285
Bond	7.750	04-14-21	COP	5,460,000,000	1,982,072
Bond	9.850	06-28-27	COP	3,420,000,000	1,494,636
Bond	10.375	01-28-33		278,000	435,070
Czech Republic 0.1%					1,328,787
Czech Republic
Bond	0.250	02-10-27	CZK	18,300,000	721,706
Bond	0.950	05-15-30	CZK	1,300,000	50,733
Bond	1.000	06-26-26	CZK	4,700,000	198,481
Bond	2.400	09-17-25	CZK	3,460,000	162,739
Bond	2.750	07-23-29	CZK	1,810,000	85,705
Bond	3.850	09-29-21	CZK	1,200,000	59,130
Bond	4.200	12-04-36	CZK	900,000	50,293
Dominican Republic 0.3%					2,583,817
Government of Dominican Republic
Bond	5.500	01-27-25		662,000	663,873
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
Dominican Republic (continued)
Bond (B)	5.875	04-18-24		93,000	$95,596
Bond	5.950	01-25-27		290,000	293,625
Bond	6.000	07-19-28		405,000	409,050
Bond	6.600	01-28-24		347,000	366,088
Bond (B)	7.450	04-30-44		698,000	755,585
Ecuador 0.6%					5,487,125
Republic of Ecuador
Bond (B)	7.875	01-23-28		2,261,000	2,068,815
Bond	7.875	01-23-28		1,930,000	1,765,950
Bond (B)	8.875	10-23-27		1,504,000	1,451,360
Bond (B)	9.650	12-13-26		200,000	201,000
Egypt 0.7%					6,337,138
Arab Republic of Egypt
Bond (B)	4.750	04-16-26	EUR	125,000	143,211
Bond (B)	5.577	02-21-23		192,000	190,392
Bond (B)	5.625	04-16-30	EUR	2,238,000	2,519,161
Bond (B)	6.125	01-31-22		715,000	724,725
Bond (B)	6.588	02-21-28		658,000	644,500
Bond (B)	6.875	04-30-40		58,000	53,358
Bond (B)	7.500	01-31-27		371,000	386,412
Bond (B)	8.500	01-31-47		1,593,000	1,675,379
El Salvador 0.1%					702,048
Republic of El Salvador
Bond (B)	7.375	12-01-19		180,000	185,400
Bond	7.625	02-01-41		56,000	55,440
Bond	8.250	04-10-32		189,000	197,915
Bond	8.625	02-28-29		241,000	263,293
Gabon 0.2%					1,972,990
Republic of Gabon
Bond (B)	6.375	12-12-24		1,336,000	1,247,741
Bond	6.950	06-16-25		766,000	725,249
Ghana 0.3%					3,051,979
Republic of Ghana
Bond (B)	10.750	10-14-30		1,514,000	1,957,961
Bond	10.750	10-14-30		846,000	1,094,018
Honduras 0.0%					269,087
Republic of Honduras
Bond (B)	6.250	01-19-27		262,000	269,087
Indonesia 1.0%					9,232,938
Republic of Indonesia
Bond (B)	3.850	07-18-27		1,339,000	1,291,511
Bond	5.250	01-17-42		673,000	700,970
Bond	6.125	05-15-28	IDR	3,250,000,000	200,026
Bond	8.250	06-15-32	IDR	11,420,000,000	796,756
14	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Indonesia (continued)
Bond	8.250	05-15-36	IDR	18,230,000,000	$1,258,824
Bond	8.375	03-15-24	IDR	20,596,000,000	1,462,086
Bond	8.375	09-15-26	IDR	41,951,000,000	2,995,959
Bond	8.375	03-15-34	IDR	7,600,000,000	526,806
Iraq 0.3%					2,874,295
Republic of Iraq
Bond	5.800	01-15-28		2,401,000	2,262,261
Bond (B)	6.752	03-09-23		615,000	612,034
Ivory Coast 0.5%					4,641,435
Republic of Ivory Coast
Bond (B)	5.125	06-15-25	EUR	440,000	527,346
Bond (B)	5.250	03-22-30	EUR	192,000	218,261
Bond	5.250	03-22-30	EUR	478,000	543,378
Bond (B)	6.125	06-15-33		1,627,000	1,494,201
Bond	6.125	06-15-33		400,000	367,351
Bond (B)	6.375	03-03-28		1,533,000	1,490,898
Jordan 0.1%					784,072
Kingdom of Jordan
Bond (B)	5.750	01-31-27		531,000	507,791
Bond (B)	7.375	10-10-47		287,000	276,281
Kenya 0.1%					908,965
Republic of Kenya
Bond (B)	5.875	06-24-19		505,000	512,017
Bond (B)	6.875	06-24-24		3,000	3,056
Bond	6.875	06-24-24		339,000	345,356
Bond (B)	7.250	02-28-28		48,000	48,536
Lebanon 0.6%					5,695,023
Republic of Lebanon
Bond	6.100	10-04-22		339,000	301,252
Bond	6.250	11-04-24		221,000	186,286
Bond	6.375	03-09-20		12,000	11,664
Bond	6.400	05-26-23		452,000	397,215
Bond	6.600	11-27-26		203,000	169,668
Bond	6.650	04-22-24		2,759,000	2,403,594
Bond	6.650	11-03-28		1,136,000	920,251
Bond	6.650	02-26-30		112,000	89,748
Bond	6.750	11-29-27		213,000	175,533
Bond	6.850	03-23-27		1,234,000	1,039,812
Mexico 1.0%					9,517,231
Government of Mexico
Bond	3.750	01-11-28		670,000	634,825
Bond	5.750	03-05-26	MXN	31,430,000	1,492,667
Bond	6.500	06-10-21	MXN	10,210,000	529,078
Bond	7.500	06-03-27	MXN	14,170,000	747,428
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Mexico (continued)
Bond	8.500	12-13-18	MXN	9,670,000	$519,192
Bond	8.500	11-18-38	MXN	5,950,000	339,351
Bond	10.000	12-05-24	MXN	88,022,500	5,254,690
Nigeria 0.4%					4,225,377
Federal Republic of Nigeria
Bond (B)	6.500	11-28-27		1,208,000	1,180,442
Bond (B)	7.143	02-23-30		802,000	798,594
Bond (B)	7.625	11-28-47		965,000	929,405
Bond	7.625	11-28-47		1,104,000	1,063,257
Bond (B)	7.875	02-16-32		246,000	253,679
Oman 0.5%					4,682,502
Sultanate of Oman
Bond	3.625	06-15-21		521,000	507,997
Bond (B)	4.125	01-17-23		199,000	193,058
Bond (B)	5.375	03-08-27		1,420,000	1,378,053
Bond (B)	5.625	01-17-28		1,165,000	1,137,179
Bond (B)	6.500	03-08-47		1,336,000	1,242,480
Bond (B)	6.750	01-17-48		235,000	223,735
Paraguay 0.0%					317,905
Republic of Paraguay
Bond (B)	6.100	08-11-44		293,000	317,905
Peru 0.0%					534,378
Republic of Peru
Bond (B)	6.150	08-12-32	PEN	440,000	139,428
Bond (B)	6.350	08-12-28	PEN	1,210,000	394,950
Poland 0.7%					6,979,084
Republic of Poland
Bond	2.000	04-25-21	PLN	8,090,000	2,222,157
Bond	2.250	04-25-22	PLN	320,000	87,788
Bond	2.500	01-25-23	PLN	8,444,000	2,323,457
Bond	2.750	04-25-28	PLN	8,617,000	2,275,054
Bond	4.000	10-25-23	PLN	241,000	70,628
Romania 0.1%					968,609
Government of Romania
Bond	4.750	02-24-25	RON	350,000	88,168
Bond	5.800	07-26-27	RON	3,280,000	880,441
Russia 0.9%					8,312,743
Government of Russia
Bond	3.500	01-16-19		600,000	600,558
Bond	6.400	05-27-20	RUB	57,900,000	916,317
Bond	6.800	12-11-19	RUB	36,340,000	580,695
Bond	7.050	01-19-28	RUB	39,000,000	603,349
Bond	7.400	12-07-22	RUB	76,410,000	1,225,508
Bond	7.700	03-23-33	RUB	18,977,000	303,474
16	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Russia (continued)
Bond	7.750	09-16-26	RUB	195,650,000	$3,165,538
Bond	8.150	02-03-27	RUB	22,520,000	373,809
Bond	8.500	09-17-31	RUB	31,837,000	543,495
Senegal 0.1%					1,287,993
Republic of Senegal
Bond (B)	6.250	05-23-33		757,000	713,477
Bond (B)	6.750	03-13-48		635,000	574,516
South Africa 0.9%					8,972,596
Republic of South Africa
Bond	4.300	10-12-28		1,237,000	1,124,977
Bond	4.875	04-14-26		205,000	201,078
Bond	6.250	03-31-36	ZAR	18,360,000	1,032,032
Bond	7.000	02-28-31	ZAR	60,340,000	3,878,624
Bond	7.750	02-28-23	ZAR	460,000	34,514
Bond	8.750	02-28-48	ZAR	5,432,000	382,746
Bond	10.500	12-21-26	ZAR	27,500,000	2,318,625
Sri Lanka 0.2%					1,769,208
Republic of Sri Lanka
Bond (B)	5.750	04-18-23		288,000	284,451
Bond (B)	6.125	06-03-25		393,000	381,523
Bond	6.250	07-27-21		477,000	486,457
Bond (B)	6.750	04-18-28		624,000	616,777
Thailand 0.1%					1,411,164
Kingdom of Thailand
Bond	2.550	06-26-20	THB	13,670,000	416,980
Bond	3.850	12-12-25	THB	23,480,000	768,946
Bond	4.875	06-22-29	THB	6,325,000	225,238
Turkey 1.1%					10,269,019
Republic of Turkey
Bond	5.750	05-11-47		958,000	746,873
Bond	6.000	03-25-27		1,710,000	1,569,821
Bond	6.125	10-24-28		664,000	605,839
Bond	6.250	09-26-22		946,000	934,519
Bond	6.625	02-17-45		1,000,000	869,186
Bond	6.875	03-17-36		744,000	683,147
Bond	8.500	07-10-19	TRY	3,230,000	599,703
Bond	8.500	09-14-22	TRY	8,330,000	1,166,927
Bond	9.400	07-08-20	TRY	3,000,000	508,273
Bond	10.500	08-11-27	TRY	2,555,000	347,548
Bond	10.600	02-11-26	TRY	602,000	83,966
Bond	10.700	02-17-21	TRY	385,000	64,017
Bond	10.700	08-17-22	TRY	8,710,000	1,330,682
Bond	11.000	03-02-22	TRY	960,000	151,051
Bond	11.000	02-24-27	TRY	1,320,000	184,647
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Turkey (continued)
Bond	12.200	01-18-23	TRY	2,670,000	$422,820
Ukraine 0.7%					6,505,481
Republic of Ukraine
Bond (B)	7.375	09-25-32		1,061,000	962,548
Bond	7.375	09-25-32		489,000	443,594
Bond	7.750	09-01-22		874,000	886,131
Bond (B)	7.750	09-01-25		1,901,000	1,861,003
Bond	7.750	09-01-26		209,000	201,957
Bond (B)	7.750	09-01-27		1,332,000	1,275,923
GDP-Linked Bond (D)	2.346*	05-31-40		1,394,000	874,325
Uruguay 0.3%					2,625,587
Republic of Uruguay
Bond	4.125	11-20-45		197,000	182,718
Bond	4.375	10-27-27		1,158,000	1,187,529
Bond	5.100	06-18-50		781,865	790,505
Bond (B)	8.500	03-15-28	UYU	4,160,000	118,906
Bond	9.875	06-20-22	UYU	10,650,000	345,929
Venezuela 0.1%					590,917
Republic of Venezuela
Bond (E)	7.750	10-13-19		2,224,000	590,917
Zambia 0.3%					2,536,091
Republic of Zambia
Bond	5.375	09-20-22		374,000	313,205
Bond (B)	5.375	09-20-22		56,000	46,900
Bond (B)	8.500	04-14-24		1,218,000	1,097,772

Bond	8.970	07-30-27		1,200,000	1,078,214
Corporate bonds 34.2%					$327,752,470
(Cost $333,896,027)
Consumer discretionary 5.6%					53,830,923
Auto components 0.1%
Dana Financing Luxembourg Sarl (B)	6.500	06-01-26		835,000	845,438
Automobiles 0.9%
Ford Motor Credit Company LLC	4.389	01-08-26		2,125,000	2,063,597
General Motors Financial Company, Inc.	4.350	04-09-25		2,200,000	2,172,258
Hyundai Capital America (B)	2.550	02-06-19		3,175,000	3,165,389
Hyundai Capital America (B)	3.250	09-20-22		1,175,000	1,140,044
Diversified consumer services 0.1%
Weight Watchers International, Inc. (B)	8.625	12-01-25		615,000	676,500
Hotels, restaurants and leisure 1.0%
Boyd Gaming Corp. (B)	6.000	08-15-26		215,000	216,075
Boyd Gaming Corp.	6.375	04-01-26		350,000	357,875
Darden Restaurants, Inc.	3.850	05-01-27		3,250,000	3,128,426
Golden Nugget, Inc. (B)	6.750	10-15-24		915,000	912,713
18	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Hilton Worldwide Finance LLC	4.875	04-01-27	245,000	$238,263
Jacobs Entertainment, Inc. (B)	7.875	02-01-24	520,000	543,400
McDonald's Corp.	4.450	03-01-47	2,175,000	2,183,489
Merlin Entertainments PLC (B)	5.750	06-15-26	570,000	581,400
Pinnacle Entertainment, Inc.	5.625	05-01-24	525,000	549,938
Royal Caribbean Cruises, Ltd.	2.650	11-28-20	1,100,000	1,079,220
Household durables 0.0%
TopBuild Corp. (B)	5.625	05-01-26	330,000	323,400
Internet and direct marketing retail 0.2%
Amazon.com, Inc.	4.050	08-22-47	2,325,000	2,301,810
Media 2.9%
Altice France SA (B)	7.375	05-01-26	765,000	759,741
AMC Entertainment Holdings, Inc. (F)	5.750	06-15-25	480,000	473,400
AMC Networks, Inc.	4.750	08-01-25	720,000	691,200
Block Communications, Inc. (B)	6.875	02-15-25	835,000	830,825
Cablevision Systems Corp. (F)	5.875	09-15-22	1,165,000	1,167,913
CCO Holdings LLC (B)	5.125	05-01-27	520,000	496,600
CCO Holdings LLC (B)	5.500	05-01-26	710,000	697,575
Charter Communications Operating LLC	5.375	05-01-47	2,525,000	2,430,113
Charter Communications Operating LLC	6.384	10-23-35	1,600,000	1,733,230
Cinemark USA, Inc.	4.875	06-01-23	650,000	640,445
Comcast Corp.	4.250	01-15-33	2,095,000	2,096,321
Cox Communications, Inc. (B)	3.500	08-15-27	2,275,000	2,134,258
Discovery Communications LLC	3.950	03-20-28	2,225,000	2,133,599
DISH DBS Corp.	7.750	07-01-26	2,035,000	1,778,081
Live Nation Entertainment, Inc. (B)	5.625	03-15-26	630,000	628,425
Nexstar Broadcasting, Inc. (B)	5.625	08-01-24	765,000	753,525
Omnicom Group, Inc.	3.650	11-01-24	2,250,000	2,189,586
Quebecor Media, Inc.	5.750	01-15-23	570,000	585,675
Sinclair Television Group, Inc. (B)	5.625	08-01-24	880,000	869,000
Sirius XM Radio, Inc. (B)	5.000	08-01-27	685,000	650,750
The EW Scripps Company (B)	5.125	05-15-25	300,000	282,282
The Interpublic Group of Companies, Inc.	3.750	02-15-23	2,100,000	2,066,214
Tribune Media Company	5.875	07-15-22	1,070,000	1,075,350
Unitymedia GmbH (B)	6.125	01-15-25	330,000	343,167
Virgin Media Finance PLC (B)	6.000	10-15-24	450,000	438,750
Multiline retail 0.3%
Dollar Tree, Inc.	3.700	05-15-23	2,250,000	2,229,463
JC Penney Corp., Inc.	7.400	04-01-37	500,000	287,500
JC Penney Corp., Inc. (B)	8.625	03-15-25	210,000	176,925
Textiles, apparel and luxury goods 0.1%
Levi Strauss & Company	5.000	05-01-25	710,000	711,775
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	19

	Rate (%)	Maturity date	Par value^	Value
Consumer staples 1.4%				$13,787,101
Beverages 0.3%
Cott Holdings, Inc. (B)	5.500	04-01-25	385,000	370,563
Keurig Dr. Pepper, Inc.	3.430	06-15-27	2,200,000	2,043,167
Food and staples retailing 0.2%
Albertsons Companies LLC	6.625	06-15-24	795,000	761,213
Ingles Markets, Inc.	5.750	06-15-23	389,000	389,973
Safeway, Inc.	7.250	02-01-31	200,000	195,500
The Kroger Company (F)	4.450	02-01-47	1,075,000	997,951
Food products 0.8%
Adecoagro SA (B)	6.000	09-21-27	391,000	347,013
B&G Foods, Inc. (F)	5.250	04-01-25	860,000	825,600
Chobani LLC (B)	7.500	04-15-25	800,000	733,000
Dean Foods Company (B)	6.500	03-15-23	470,000	460,600
ESAL GmbH (B)	6.250	02-05-23	171,000	165,921
KazAgro National Management Holding JSC (B)	4.625	05-24-23	254,000	247,611
Kraft Heinz Foods Company (B)	4.875	02-15-25	2,150,000	2,192,557
MARB BondCo PLC (B)	6.875	01-19-25	121,000	116,766
Marfrig Holdings Europe BV (B)	8.000	06-08-23	145,000	148,263
Minerva Luxembourg SA (B)	6.500	09-20-26	259,000	241,194
Pilgrim's Pride Corp. (B)	5.750	03-15-25	670,000	640,688
Pilgrim's Pride Corp. (B)	5.875	09-30-27	270,000	251,775
Post Holdings, Inc. (B)	5.000	08-15-26	195,000	183,483
Post Holdings, Inc. (B)	5.500	03-01-25	530,000	522,050
Sigma Holdco BV (B)	7.875	05-15-26	375,000	345,000
Household products 0.1%
Energizer Holdings, Inc. (B)	5.500	06-15-25	790,000	778,150
Spectrum Brands, Inc.	5.750	07-15-25	515,000	513,713
Personal products 0.0%
Revlon Consumer Products Corp.	6.250	08-01-24	595,000	315,350
Energy 5.9%				56,267,996
Energy equipment and services 0.6%
Ensco PLC	7.750	02-01-26	725,000	703,250
Halliburton Company	5.000	11-15-45	1,950,000	2,104,781
Nabors Industries, Inc. (F)	5.500	01-15-23	760,000	735,300
Rowan Companies, Inc.	7.375	06-15-25	935,000	901,106
SESI LLC	7.125	12-15-21	690,000	700,350
SESI LLC	7.750	09-15-24	425,000	438,813
Oil, gas and consumable fuels 5.3%
Alta Mesa Holdings LP	7.875	12-15-24	460,000	478,400
Anadarko Petroleum Corp.	6.450	09-15-36	1,800,000	2,109,734
Andeavor	3.800	04-01-28	2,275,000	2,175,989
Antero Resources Corp.	5.000	03-01-25	380,000	380,475
Apache Corp.	5.100	09-01-40	2,150,000	2,146,691
20	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Boardwalk Pipelines LP	4.950	12-15-24		2,125,000	$2,169,058
Callon Petroleum Company	6.125	10-01-24		330,000	334,950
Callon Petroleum Company (B)	6.375	07-01-26		320,000	322,800
Concho Resources, Inc.	4.300	08-15-28		2,275,000	2,278,693
Continental Resources, Inc.	4.500	04-15-23		2,125,000	2,162,170
Cosan Luxembourg SA (B)	7.000	01-20-27		147,000	151,411
Diamondback Energy, Inc.	4.750	11-01-24		570,000	552,900
Enterprise Products Operating LLC (4.875% to 8-16-22, then 3 month LIBOR + 2.986%)	4.875	08-16-77		2,325,000	2,226,188
EP PetroEcuador (3 month LIBOR + 5.630%) (A)	7.966	09-24-19		161,053	159,853
Eterna Capital Pte, Ltd. (6.500% Cash or 1.000% PIK)	7.500	12-11-22		191,189	192,145
Eterna Capital Pte, Ltd. (8.000% Cash or PIK)	8.000	12-11-22		90,760	86,230
Geopark, Ltd. (B)	6.500	09-21-24		245,000	241,428
Hilcorp Energy I LP (B)	5.750	10-01-25		745,000	743,138
Indo Energy Finance II BV	6.375	01-24-23		289,000	284,639
KazTransGas JSC (B)	4.375	09-26-27		547,000	525,269
Kinder Morgan Energy Partners LP	5.500	03-01-44		1,050,000	1,074,213
Laredo Petroleum, Inc.	5.625	01-15-22		910,000	908,863
Magellan Midstream Partners LP	5.000	03-01-26		2,000,000	2,113,101
MPLX LP	5.200	03-01-47		2,050,000	2,074,693
Nostrum Oil & Gas Finance BV (B)	7.000	02-16-25		160,000	140,901
Oasis Petroleum, Inc.	6.875	03-15-22		475,000	483,906
Pertamina Persero PT	5.250	05-23-21		242,000	250,080
Pertamina Persero PT (B)	5.625	05-20-43		513,000	510,564
Pertamina Persero PT	6.450	05-30-44		458,000	502,203
Petroamazonas EP (B)	4.625	02-16-20		1,100,000	1,069,750
Petroamazonas EP (B)	4.625	11-06-20		200,000	188,964
Petrobras Global Finance BV	5.750	02-01-29		965,000	886,594
Petrobras Global Finance BV	7.375	01-17-27		578,000	600,542
Petrobras Global Finance BV	8.750	05-23-26		1,620,000	1,831,410
Petroleos de Venezuela SA (E)	6.000	05-16-24		3,771,996	820,409
Petroleos de Venezuela SA (E)	6.000	11-15-26		825,000	179,438
Petroleos de Venezuela SA (E)	9.750	05-17-35		3,459,000	849,530
Petroleos Mexicanos	4.250	01-15-25		336,000	313,320
Petroleos Mexicanos	4.500	01-23-26		315,000	293,426
Petroleos Mexicanos	4.625	09-21-23		89,000	88,021
Petroleos Mexicanos	4.875	01-24-22		660,000	666,798
Petroleos Mexicanos (B)	5.350	02-12-28		1,638,000	1,530,383
Petroleos Mexicanos	5.625	01-23-46		46,000	37,766
Petroleos Mexicanos	6.500	03-13-27		2,194,000	2,229,104
Petroleos Mexicanos	6.750	09-21-47		910,000	839,475
Petroleos Mexicanos	7.190	09-12-24	MXN	4,586,400	216,633
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	7.470	11-12-26	MXN	2,300,000	$106,517
Petroleos Mexicanos	9.500	09-15-27		97,000	119,548
Phillips 66	4.650	11-15-34		1,000,000	1,020,203
PTTEP Treasury Center Company, Ltd. (4.875% to 6-18-19, then 5 Year CMT + 3.177%) (B)(G)	4.875	06-18-19		244,000	244,356
QEP Resources, Inc.	5.250	05-01-23		885,000	871,725
Range Resources Corp.	5.000	03-15-23		735,000	704,681
Sabine Pass Liquefaction LLC	5.875	06-30-26		2,000,000	2,175,913
SM Energy Company (F)	5.625	06-01-25		400,000	390,000
SM Energy Company (F)	6.125	11-15-22		525,000	538,125
Southwestern Energy Company	6.700	01-23-25		605,000	596,681
Targa Resources Partners LP	4.250	11-15-23		600,000	576,000
Targa Resources Partners LP (B)	5.875	04-15-26		345,000	351,900
Western Gas Partners LP	5.300	03-01-48		975,000	934,262
Western Gas Partners LP	5.450	04-01-44		1,100,000	1,062,643
Whiting Petroleum Corp.	6.625	01-15-26		550,000	569,594
Financials 6.5%					62,269,085
Banks 3.9%
Akbank Turk AS (5 Year U.S. Swap Rate + 4.029%) (A)(B)	6.797	04-27-28		233,000	178,263
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (B)	3.800	08-11-26		443,000	432,705
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26		322,000	314,517
Bank of America Corp.	3.950	04-21-25		2,750,000	2,699,775
Bank of America Corp. (2.738% to 1-23-21, then 3 month LIBOR + 0.370%)	2.738	01-23-22		2,875,000	2,824,911
Barclays PLC	4.836	05-09-28		1,075,000	1,024,934
Barclays PLC	5.250	08-17-45		1,100,000	1,102,798
Brazil Loan Trust 1 (B)	5.477	07-24-23		187,606	192,296
Citigroup, Inc.	4.400	06-10-25		6,175,000	6,164,343
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%)	2.876	07-24-23		100,000	96,678
Credit Suisse Group AG (B)	3.574	01-09-23		2,250,000	2,216,141
Deutsche Bank AG	3.700	05-30-24		2,225,000	2,110,569
Development Bank of Kazakhstan JSC (B)	8.950	05-04-23	KZT	50,000,000	142,229
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24		2,225,000	2,221,127
Industrial & Commercial Bank of China, Ltd. (6.000% to 12-10-19, then 5 Year CMT + 4.382%) (G)	6.000	12-10-19		452,000	461,817
Intesa Sanpaolo SpA (B)	3.875	07-14-27		5,125,000	4,476,448
JPMorgan Chase & Co.	3.875	09-10-24		2,175,000	2,154,628
22	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc.	3.535	07-26-21	3,300,000	$3,304,794
Santander Holdings USA, Inc.	3.700	03-28-22	2,100,000	2,081,793
Sberbank of Russia (5.500% to 2-26-19, then 5 Year CMT + 4.023%) (B)	5.500	02-26-24	432,000	433,080
Synovus Financial Corp.	3.125	11-01-22	2,325,000	2,223,723
Turkiye Garanti Bankasi AS (6.125% to 5-24-22, then 5 Year U.S. Swap Rate + 4.220%) (B)	6.125	05-24-27	347,000	276,125
Turkiye Garanti Bankasi AS (6.125% to 5-24-22, then 5 Year U.S. Swap Rate + 4.220%)	6.125	05-24-27	200,000	159,150
Turkiye Is Bankasi AS (7.000% to 6-29-23, then 5 Year U.S. Swap Rate + 5.117%) (B)	7.000	06-29-28	124,000	95,393
Ukreximbank Via Biz Finance PLC	9.625	04-27-22	363,000	373,073
Capital markets 1.0%
1MDB Global Investments, Ltd.	4.400	03-09-23	2,000,000	1,869,694
Indika Energy Capital II Pte, Ltd. (B)	6.875	04-10-22	20,000	20,222
Morgan Stanley	4.100	05-22-23	2,200,000	2,208,081
The Goldman Sachs Group, Inc. (2.905% to 7-24-22, then 3 month LIBOR + 0.990%)	2.905	07-24-23	3,375,000	3,263,630
UBS Group Funding Switzerland AG (B)	2.650	02-01-22	2,200,000	2,125,018
Consumer finance 0.6%
Capital One Financial Corp.	3.750	03-09-27	3,525,000	3,361,442
Discover Bank	4.250	03-13-26	2,150,000	2,100,768
Diversified financial services 0.6%
Enel Finance International NV (B)	2.875	05-25-22	2,350,000	2,266,923
GE Capital International Funding Company Unlimited Company	2.342	11-15-20	3,250,000	3,181,774
Insurance 0.4%
American International Group, Inc.	3.875	01-15-35	2,250,000	2,053,309
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (B)	5.100	10-16-44	2,025,000	2,056,914
Health care 2.0%				19,597,542
Biotechnology 0.3%
Gilead Sciences, Inc.	4.500	02-01-45	2,100,000	2,129,931
Shire Acquisitions Investments Ireland DAC	3.200	09-23-26	1,150,000	1,063,166
Health care equipment and supplies 0.2%
Hologic, Inc. (B)	4.375	10-15-25	420,000	406,228
Kinetic Concepts, Inc. (B)	7.875	02-15-21	395,000	404,152
Medtronic, Inc.	3.150	03-15-22	1,225,000	1,217,964
Health care providers and services 1.0%
Cardinal Health, Inc.	3.410	06-15-27	2,300,000	2,119,923
Community Health Systems, Inc.	6.250	03-31-23	1,050,000	976,500
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	23

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
CVS Health Corp.	3.700	03-09-23	1,925,000	$1,912,948
CVS Health Corp.	4.300	03-25-28	1,350,000	1,344,888
DaVita, Inc.	5.000	05-01-25	580,000	546,650
Encompass Health Corp.	5.750	11-01-24	495,000	502,163
Envision Healthcare Corp.	5.625	07-15-22	415,000	424,338
HCA, Inc.	5.375	02-01-25	855,000	865,688
Team Health Holdings, Inc. (B)(F)	6.375	02-01-25	620,000	540,950
Tenet Healthcare Corp.	4.625	07-15-24	825,000	799,219
Life sciences tools and services 0.1%
Charles River Laboratories International, Inc. (B)	5.500	04-01-26	680,000	688,500
Pharmaceuticals 0.4%
Allergan Funding SCS	4.550	03-15-35	1,125,000	1,098,404
Bausch Health Companies, Inc. (B)	5.875	05-15-23	885,000	850,043
Bausch Health Companies, Inc. (B)	6.125	04-15-25	295,000	276,563
Bausch Health Companies, Inc. (B)	6.500	03-15-22	400,000	417,080
Endo Finance LLC (B)	6.000	02-01-25	655,000	525,638
Mallinckrodt International Finance SA (B)	5.625	10-15-23	565,000	486,606
Industrials 2.5%				23,622,600
Aerospace and defense 0.3%
Northrop Grumman Corp.	2.930	01-15-25	1,375,000	1,311,354
Northrop Grumman Corp.	4.030	10-15-47	1,950,000	1,858,664
Air freight and logistics 0.4%
FedEx Corp.	4.400	01-15-47	2,300,000	2,242,268
Gol Finance, Inc. (B)	7.000	01-31-25	223,000	201,258
Park-Ohio Industries, Inc.	6.625	04-15-27	820,000	828,200
Building products 0.2%
American Woodmark Corp. (B)	4.875	03-15-26	585,000	557,213
Griffon Corp.	5.250	03-01-22	1,020,000	990,675
Commercial services and supplies 0.3%
ACCO Brands Corp. (B)	5.250	12-15-24	580,000	575,650
Covanta Holding Corp.	5.875	07-01-25	730,000	713,575
Matthews International Corp. (B)	5.250	12-01-25	805,000	770,788
Waste Pro USA, Inc. (B)	5.500	02-15-26	680,000	649,400
Wrangler Buyer Corp. (B)	6.000	10-01-25	450,000	423,000
Construction and engineering 0.2%
AECOM	5.125	03-15-27	675,000	654,750
MasTec, Inc.	4.875	03-15-23	675,000	656,438
Industrial conglomerates 0.0%
Axtel SAB de CV (B)	6.375	11-14-24	214,000	209,517
Machinery 0.5%
Allison Transmission, Inc. (B)	4.750	10-01-27	680,000	630,700
24	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery (continued)
Apergy Corp. (B)	6.375	05-01-26	680,000	$693,600
John Deere Capital Corp.	2.150	09-08-22	2,200,000	2,100,186
Mueller Water Products, Inc. (B)	5.500	06-15-26	320,000	322,000
RBS Global, Inc. (B)	4.875	12-15-25	405,000	388,800
SPX FLOW, Inc. (B)	5.625	08-15-24	975,000	967,688
Trading companies and distributors 0.6%
Air Lease Corp.	3.625	12-01-27	3,400,000	3,138,390
Beacon Roofing Supply, Inc. (B)	4.875	11-01-25	250,000	232,888
GATX Corp.	4.550	11-07-28	2,400,000	2,392,565
Transportation infrastructure 0.0%
Rumo Luxembourg Sarl (B)	7.375	02-09-24	109,000	113,033
Information technology 2.5%				24,414,154
Communications equipment 0.4%
Harris Corp.	4.400	06-15-28	2,225,000	2,253,791
Hughes Satellite Systems Corp.	6.625	08-01-26	575,000	547,688
Seagate HDD Cayman	4.875	06-01-27	1,136,000	1,066,962
Internet software and services 0.8%
Alibaba Group Holding, Ltd.	4.000	12-06-37	2,400,000	2,249,529
Baidu, Inc.	3.875	09-29-23	3,175,000	3,144,228
Tencent Holdings, Ltd. (B)	3.595	01-19-28	2,375,000	2,262,175
Travelport Corporate Finance PLC (B)	6.000	03-15-26	560,000	569,800
Semiconductors and semiconductor equipment 0.8%
Broadcom Corp.	3.625	01-15-24	2,300,000	2,215,559
Entegris, Inc. (B)	4.625	02-10-26	645,000	611,138
Qorvo, Inc. (B)	5.500	07-15-26	470,000	478,789
Versum Materials, Inc. (B)	5.500	09-30-24	740,000	753,875
Xilinx, Inc.	2.950	06-01-24	3,500,000	3,341,596
Software 0.5%
Microsoft Corp.	2.650	11-03-22	2,200,000	2,163,194
Nuance Communications, Inc.	5.625	12-15-26	685,000	681,575
Oracle Corp.	3.850	07-15-36	2,125,000	2,074,255
Materials 2.4%				22,852,518
Chemicals 0.6%
Axalta Coating Systems LLC (B)	4.875	08-15-24	900,000	891,000
CF Industries, Inc.	5.150	03-15-34	970,000	896,038
GCP Applied Technologies, Inc. (B)	5.500	04-15-26	705,000	697,950
INEOS Group Holdings SA (B)	5.625	08-01-24	695,000	688,050
OCI NV (B)	6.625	04-15-23	825,000	841,771
Platform Specialty Products Corp. (B)	5.875	12-01-25	900,000	904,230
Trinseo Materials Operating SCA (B)	5.375	09-01-25	770,000	760,375
Construction materials 0.4%
Summit Materials LLC	6.125	07-15-23	460,000	466,900
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Construction materials (continued)
U.S. Concrete, Inc.	6.375	06-01-24	545,000	$541,594
Vulcan Materials Company	4.500	06-15-47	2,475,000	2,265,349
Containers and packaging 0.3%
Ardagh Packaging Finance PLC (B)	6.000	02-15-25	800,000	781,000
Berry Global, Inc. (B)	4.500	02-15-26	385,000	361,900
Berry Global, Inc.	5.125	07-15-23	245,000	243,163
Cascades, Inc. (B)	5.500	07-15-22	725,000	719,563
Crown Americas LLC (B)	4.750	02-01-26	365,000	343,100
Plastipak Holdings, Inc. (B)	6.250	10-15-25	620,000	568,850
Metals and mining 0.8%
AK Steel Corp. (F)	7.000	03-15-27	715,000	677,463
Anglo American Capital PLC (B)	4.000	09-11-27	2,350,000	2,166,995
Coeur Mining, Inc.	5.875	06-01-24	650,000	624,000
Commercial Metals Company	5.375	07-15-27	635,000	590,550
Commercial Metals Company (B)	5.750	04-15-26	525,000	506,625
Freeport-McMoRan, Inc.	4.550	11-14-24	310,000	299,731
Kaiser Aluminum Corp.	5.875	05-15-24	475,000	485,688
Metinvest BV (B)	7.750	04-23-23	215,000	207,997
Newmont Mining Corp.	6.250	10-01-39	1,775,000	2,060,688
Vedanta Resources PLC (B)	6.125	08-09-24	268,000	249,136
Paper and forest products 0.3%
Boise Cascade Company (B)	5.625	09-01-24	750,000	751,920
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	300,000	291,750
Louisiana-Pacific Corp.	4.875	09-15-24	580,000	574,200
Mercer International, Inc. (B)	5.500	01-15-26	785,000	763,413
Norbord, Inc. (B)	6.250	04-15-23	605,000	631,529
Real estate 1.4%				12,964,171
Equity real estate investment trusts 1.4%
American Homes 4 Rent LP	4.250	02-15-28	2,250,000	2,160,080
AvalonBay Communities, Inc.	3.200	01-15-28	1,125,000	1,065,103
Crown Castle International Corp.	3.200	09-01-24	3,350,000	3,168,265
DDR Corp.	4.250	02-01-26	2,125,000	2,078,284
Digital Realty Trust LP	2.750	02-01-23	100,000	95,414
Digital Realty Trust LP	4.750	10-01-25	1,975,000	2,028,920
Select Income REIT	4.250	05-15-24	2,475,000	2,368,105
Telecommunication services 1.5%				14,475,651
Diversified telecommunication services 0.9%
Frontier Communications Corp. (B)	8.500	04-01-26	215,000	206,400
Frontier Communications Corp. (F)	9.000	08-15-31	1,394,000	900,873
Intelsat Jackson Holdings SA	5.500	08-01-23	695,000	640,269
TELUS Corp.	4.600	11-16-48	2,275,000	2,263,846
UPCB Finance IV, Ltd. (B)	5.375	01-15-25	485,000	471,663
26	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Verizon Communications, Inc.	3.376	02-15-25	2,250,000	$2,180,685
West Corp. (B)	8.500	10-15-25	690,000	600,300
Zayo Group LLC (B)	5.750	01-15-27	665,000	658,350
Ziggo BV (B)	5.500	01-15-27	510,000	485,775
Wireless telecommunication services 0.6%
Digicel Group, Ltd. (B)	7.125	04-01-22	123,000	78,259
Sprint Capital Corp.	8.750	03-15-32	1,545,000	1,662,806
T-Mobile USA, Inc.	5.375	04-15-27	470,000	463,538
T-Mobile USA, Inc.	6.500	01-15-26	530,000	555,838
Vodafone Group PLC	5.000	05-30-38	3,250,000	3,307,049
Utilities 2.5%				23,670,729
Electric utilities 0.8%
FirstEnergy Corp.	4.850	07-15-47	2,075,000	2,132,908
Georgia Power Company	4.300	03-15-42	2,200,000	2,218,959
NSTAR Electric Company	3.200	05-15-27	2,225,000	2,124,170
Pampa Energia SA (B)	7.375	07-21-23	153,000	148,918
Pampa Energia SA (B)	7.500	01-24-27	183,000	171,563
South Carolina Electric & Gas Company	4.100	06-15-46	1,100,000	1,003,944
Gas utilities 0.1%
Southern Gas Corridor CJSC	6.875	03-24-26	400,000	439,954
Independent power and renewable electricity producers 0.6%
Calpine Corp. (F)	5.750	01-15-25	1,171,000	1,077,320
Exelon Generation Company LLC	5.600	06-15-42	2,050,000	2,068,630
NRG Energy, Inc. (B)	5.750	01-15-28	650,000	644,995
NRG Energy, Inc.	6.250	07-15-22	625,000	644,531
Vistra Energy Corp. (B)	8.000	01-15-25	630,000	684,338
Vistra Energy Corp. (B)	8.125	01-30-26	425,000	467,096
Multi-utilities 1.0%
Berkshire Hathaway Energy Company (B)	4.450	01-15-49	3,275,000	3,318,618
Cometa Energia SA de CV (B)	6.375	04-24-35	206,000	202,653
Dominion Energy, Inc.	2.579	07-01-20	3,275,000	3,227,518
Dte Energy Company	3.500	06-01-24	2,150,000	2,096,915

Sempra Energy	4.000	02-01-48	1,100,000	997,699
Term loans (H) 23.2%				$222,362,311
(Cost $224,990,001)
Consumer discretionary 5.5%				52,822,857
Automobiles 0.1%
CH Hold Corp. (1 month LIBOR + 3.000%)	5.077	02-01-24	1,223,656	1,229,774
Diversified consumer services 0.2%
Weight Watchers International, Inc. (1 and 3 month LIBOR + 4.750%)	7.050	11-29-24	2,145,000	2,168,466
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure 1.5%
Alterra Mountain Company (I)	TBD	07-31-24	450,000	$450,000
Alterra Mountain Company (1 month LIBOR + 3.000%)	5.077	07-31-24	2,086,515	2,082,175
Boyd Gaming Corp. (1 week LIBOR + 2.500%)	4.450	09-15-23	1,417,481	1,424,568
Caesars Resort Collection LLC (1 month LIBOR + 2.750%)	4.827	12-22-24	1,890,500	1,897,287
CityCenter Holdings LLC (1 month LIBOR + 2.250%)	4.327	04-18-24	1,418,670	1,419,649
Golden Nugget, Inc. (1 month LIBOR + 2.750%)	4.827	10-04-23	1,935,000	1,940,108
Las Vegas Sands LLC (1 month LIBOR + 1.750%)	4.084	03-27-25	1,246,875	1,243,758
New Red Finance, Inc. (1 month LIBOR + 2.250%)	4.327	02-16-24	1,822,415	1,820,520
Scientific Games International, Inc. (1 and 2 month LIBOR + 2.750%)	4.903	08-14-24	1,357,024	1,357,214
Stars Group Holdings BV (3 month LIBOR + 3.500%)	5.831	07-10-25	1,115,000	1,124,444
Leisure products 0.2%
Hayward Industries, Inc. (1 month LIBOR + 3.500%)	5.577	08-05-24	1,478,825	1,483,261
Media 2.7%
Altice France SA (1 month LIBOR + 2.750%)	4.822	07-31-25	1,697,443	1,615,966
AMC Entertainment Holdings, Inc. (1 month LIBOR + 2.250%)	4.322	12-15-22	2,544,257	2,545,045
Charter Communications Operating LLC (1 month LIBOR + 2.000%)	4.080	04-30-25	1,676,575	1,676,961
Cogeco Communications USA II LP (1 month LIBOR + 2.375%)	4.452	01-03-25	1,020,000	1,019,572
Creative Artists Agency LLC (1 month LIBOR + 3.000%)	5.072	02-15-24	2,286,508	2,290,327
CSC Holdings LLC (1 month LIBOR + 2.250%)	4.322	07-17-25	1,722,825	1,712,057
Cumulus Media New Holdings, Inc. (1 month LIBOR + 4.500%)	6.580	05-15-22	2,086,678	2,057,465
Delta 2 Lux Sarl (1 month LIBOR + 2.500%)	4.577	02-01-24	1,279,902	1,271,582
Hubbard Radio LLC (1 month LIBOR + 3.000%)	5.080	03-28-25	1,746,430	1,744,981
Mission Broadcasting, Inc. (1 month LIBOR + 2.500%)	4.592	01-17-24	143,615	143,660
Nexstar Broadcasting, Inc. (1 month LIBOR + 2.500%)	4.592	01-17-24	1,077,292	1,077,626
Quebecor Media, Inc. (3 month LIBOR + 2.250%)	4.593	08-17-20	1,366,886	1,370,877
Sinclair Television Group, Inc. (I)	TBD	12-12-24	2,115,000	2,109,184
Tribune Media Company (1 month LIBOR + 3.000%)	5.077	12-27-20	183,524	183,524
28	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Tribune Media Company (1 month LIBOR + 3.000%)	5.077	01-27-24	2,287,387	$2,284,528
Unitymedia Finance LLC (1 month LIBOR + 2.250%)	4.322	09-30-25	1,475,000	1,470,855
Virgin Media Bristol LLC (1 month LIBOR + 2.500%)	4.572	01-15-26	1,325,000	1,323,198
Multiline retail 0.3%
JC Penney Corp., Inc. (3 month LIBOR + 4.250%)	6.569	06-23-23	2,624,373	2,531,968
Specialty retail 0.5%
Bass Pro Group LLC (1 month LIBOR + 5.000%)	7.077	09-25-24	1,635,435	1,648,208
Petco Animal Supplies, Inc. (3 month LIBOR + 3.250%)	5.592	01-26-23	1,961,700	1,405,892
PetSmart, Inc. (1 month LIBOR + 3.000%)	5.100	03-11-22	2,047,230	1,698,157
Consumer staples 2.0%				19,337,806
Beverages 0.2%
Sunshine Investments BV (3 month LIBOR + 3.250%)	5.593	03-28-25	1,595,000	1,596,994
Food and staples retailing 0.2%
Albertson's LLC (1 month LIBOR + 2.750%)	4.827	08-25-21	2,396,650	2,386,297
Food products 1.1%
Chobani LLC (1 month LIBOR + 3.500%)	5.577	10-10-23	1,738,762	1,736,588
Dole Food Company, Inc. (Prime rate + 1.750% and 1 and 3 month LIBOR + 2.750%)	4.837	04-06-24	1,683,294	1,679,086
Hostess Brands LLC (1 month LIBOR + 2.250%)	4.327	08-03-22	1,745,849	1,745,220
Nomad Foods Europe Midco, Ltd. (1 month LIBOR + 2.250%)	4.322	05-15-24	1,598,850	1,588,857
Nomad Foods US LLC (1 month LIBOR + 2.250%)	4.322	05-15-24	1,000,000	993,750
Post Holdings, Inc. (1 month LIBOR + 2.000%)	4.070	05-24-24	1,894,641	1,894,432
Sigma US Corp (3 month LIBOR + 3.000%)	5.092	07-02-25	1,196,000	1,191,515
Household products 0.2%
Energizer Holdings, Inc. (I)	TBD	06-30-25	1,500,000	1,503,750
Personal products 0.3%
Prestige Brands, Inc. (1 month LIBOR + 2.000%)	4.077	01-26-24	923,587	924,409
Revlon Consumer Products Corp. (1 month LIBOR + 3.500%)	5.577	09-07-23	2,868,900	2,096,908
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Energy 0.5%				$4,703,676
Energy equipment and services 0.0%
Southcross Holdings Borrower LP (3.500% Cash or 5.500% PIK)	4.500	04-13-23	246,389	209,019
Oil, gas and consumable fuels 0.5%
FTS International, Inc. (1 month LIBOR + 4.750%)	6.827	04-16-21	494,827	495,445
Granite Acquisition, Inc. (3 month LIBOR + 3.500%)	5.834	12-19-21	114,913	115,655
Granite Acquisition, Inc. (3 month LIBOR + 3.500%)	5.837	12-19-21	2,526,861	2,543,184
HFOTCO LLC (3 month LIBOR + 2.750%)	5.090	06-26-25	1,345,000	1,340,373
Financials 0.9%				8,426,274
Capital markets 0.3%
Sequa Mezzanine Holdings LLC (1 month LIBOR + 5.000%)	7.067	11-28-21	1,227,600	1,227,600
SIG Combibloc US Acquisition, Inc. (1 month LIBOR + 2.750%)	4.827	03-13-22	1,735,381	1,739,720
Diversified financial services 0.5%
AlixPartners LLP (1 month LIBOR + 2.750%)	4.827	04-04-24	1,446,688	1,448,800
Crown Finance US, Inc. (1 month LIBOR + 2.500%)	4.577	02-28-25	1,591,013	1,585,539
Dakota Holding Corp. (3 month LIBOR + 3.250%)	5.584	02-13-25	1,391,513	1,390,650
Insurance 0.1%
USI, Inc. (3 month LIBOR + 3.000%)	5.334	05-16-24	1,037,337	1,033,965
Health care 1.9%				17,697,215
Health care equipment and supplies 0.5%
Air Medical Group Holdings, Inc. (1 month LIBOR + 3.250%)	5.347	04-28-22	2,584,201	2,505,744
Kinetic Concepts, Inc. (3 month LIBOR + 3.250%)	5.584	02-02-24	2,235,211	2,239,860
Health care providers and services 0.7%
Air Methods Corp. (3 month LIBOR + 3.500%)	5.834	04-21-24	2,056,162	1,884,986
Community Health Systems, Inc. (3 month LIBOR + 3.250%)	5.557	01-27-21	784,452	769,963
DaVita, Inc. (1 month LIBOR + 2.750%)	4.827	06-24-21	1,238,756	1,244,504
Surgery Center Holdings, Inc. (1 month LIBOR + 3.250%)	5.330	09-02-24	1,223,753	1,223,496
Team Health Holdings, Inc. (1 month LIBOR + 2.750%)	4.827	02-06-24	1,906,753	1,851,934
Health care technology 0.2%
Change Healthcare Holdings LLC (1 month LIBOR + 2.750%)	4.827	03-01-24	1,804,162	1,800,662
30	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Life sciences tools and services 0.2%
Jaguar Holding Company II (1 month LIBOR + 2.500%)	4.577	08-18-22	1,470,795	$1,470,795
Pharmaceuticals 0.3%
Endo International PLC (1 month LIBOR + 4.250%)	6.375	04-29-24	1,107,204	1,107,437
Valeant Pharmaceuticals International, Inc. (1 month LIBOR + 3.000%)	5.092	06-01-25	1,596,413	1,597,834
Industrials 4.4%				42,306,996
Air freight and logistics 0.1%
XPO Logistics, Inc. (3 month LIBOR + 2.000%)	4.064	02-24-25	1,000,000	1,001,720
Building products 0.3%
HNC Holdings, Inc. (1 month LIBOR + 4.000%)	6.077	10-05-23	1,542,420	1,545,320
NCI Building Systems, Inc.(1 month LIBOR + 2.000%)	4.077	02-07-25	1,147,125	1,146,047
Commercial services and supplies 1.1%
Advanced Disposal Services, Inc. (1 week LIBOR + 2.250%)	4.193	11-10-23	2,250,073	2,250,888
Clean Harbors, Inc. (1 month LIBOR + 1.750%)	3.827	06-27-24	2,423,150	2,422,132
GFL Environmental, Inc. (3 month LIBOR + 2.750%)	5.084	05-30-25	1,156,354	1,152,503
Prime Security Services Borrower LLC (1 month LIBOR + 2.750%)	4.827	05-02-22	1,764,520	1,766,319
TMS International Corp. (1 month LIBOR + 2.750%)	4.827	08-14-24	973,441	973,441
Wrangler Buyer Corp. (1 month LIBOR + 2.750%)	4.827	09-27-24	2,170,095	2,174,175
Construction and engineering 0.1%
Zodiac Pool Solutions LLC (1 month LIBOR + 2.250%)	4.327	03-31-25	940,000	939,605
Electrical equipment 0.3%
Vertiv Group Corp. (1 month LIBOR + 4.000%)	6.100	11-30-23	2,753,992	2,732,180
Machinery 2.3%
Accuride Corp. (3 month LIBOR + 5.250%)	7.584	11-17-23	966,851	974,103
Blount International, Inc. (1 month LIBOR + 4.250%)	6.342	04-12-23	2,868,026	2,880,588
Douglas Dynamics LLC (1 month LIBOR + 3.000%)	5.080	12-31-21	1,341,468	1,339,791
Filtration Group Corp. (1 month LIBOR + 3.000%)	5.077	03-29-25	3,027,413	3,038,130
Gardner Denver, Inc. (1 month LIBOR + 2.750%)	4.827	07-30-24	2,567,764	2,572,438
Gates Global LLC (3 month LIBOR + 2.750%)	5.084	04-01-24	2,982,202	2,987,659
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	31

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Machinery (continued)
Navistar, Inc. (1 month LIBOR + 3.500%)	5.600	11-06-24	3,751,150	$3,751,150
RBS Global, Inc. (3 month LIBOR + 2.250%)	4.314	08-21-24	1,396,756	1,398,655
Titan Acquisition, Ltd. (1 month LIBOR + 3.000%)	5.076	03-28-25	1,715,700	1,685,915
Welbilt, Inc. (1 month LIBOR + 2.750%)	4.827	03-03-23	1,082,487	1,084,522
Professional services 0.1%
Trans Union LLC (1 month LIBOR + 2.000%)	4.077	06-19-25	1,000,000	1,000,630
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc. (1 month LIBOR + 2.250%)	4.347	01-02-25	1,491,263	1,489,085
Information technology 3.2%				30,749,390
Communications equipment 0.3%
Ciena Corp. (1 month LIBOR + 2.500%)	4.586	01-28-22	2,043,669	2,050,066
Plantronics, Inc. (1 month LIBOR + 2.500%)	4.577	05-30-25	1,060,000	1,058,452
Electronic equipment, instruments and components 0.8%
CPI International, Inc. (1 month LIBOR + 3.500%)	5.577	07-26-24	1,761,688	1,764,999
Dell International LLC (1 month LIBOR + 1.750%)	3.830	09-07-21	2,136,901	2,134,572
Dell International LLC (1 month LIBOR + 2.000%)	4.080	09-07-23	2,061,845	2,062,010
Robertshaw US Holding Corp. (1 month LIBOR + 3.500%)	5.625	02-28-25	1,177,050	1,171,165
Robertshaw US Holding Corp. (1 month LIBOR + 8.000%)	10.125	02-28-26	700,000	687,750
Internet software and services 0.3%
MH Sub I LLC (1 month LIBOR + 3.750%)	5.829	09-13-24	1,505,707	1,508,930
TierPoint LLC (1 month LIBOR + 3.750%)	5.827	05-06-24	1,423,369	1,404,396
IT services 0.4%
First Data Corp. (1 month LIBOR + 2.000%)	4.069	07-08-22	2,439,982	2,439,689
Optiv Security, Inc. (1 month LIBOR + 3.250%)	5.313	02-01-24	914,077	887,797
Semiconductors and semiconductor equipment 0.1%
Microchip Technology, Inc. (1 month LIBOR + 2.000%)	4.080	05-29-25	1,155,000	1,157,310
Software 1.0%
Avaya, Inc. (1 month LIBOR + 4.250%)	6.322	12-15-24	3,624,705	3,640,328
Infor US, Inc. (1 month LIBOR + 2.750%)	4.827	02-01-22	1,843,824	1,845,797
SS&C European Holdings Sarl (1 month LIBOR + 2.500%)	4.577	04-16-25	717,967	719,762
SS&C Technologies, Inc. (1 month LIBOR + 2.500%)	4.577	04-16-25	1,871,756	1,876,436
32	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Software (continued)
TIBCO Software, Inc. (3 month LIBOR + 3.500%)	5.580	12-04-20	1,793,150	$1,795,948
Technology hardware, storage and peripherals 0.3%
HCP Acquisition LLC (1 month LIBOR + 3.000%)	5.077	05-16-24	1,121,655	1,125,390
Western Digital Corp. (1 month LIBOR + 1.750%)	3.827	04-29-23	1,419,189	1,418,593
Materials 2.2%				21,062,627
Chemicals 1.5%
Alpha 3 BV (3 month LIBOR + 3.000%)	5.334	01-31-24	2,024,550	2,024,550
Axalta Coating Systems US Holdings, Inc. (3 month LIBOR + 1.750%)	4.084	06-01-24	1,496,250	1,495,218
Encapsys LLC (1 month LIBOR + 3.250%)	5.327	11-07-24	1,171,065	1,174,485
Encapsys LLC (1 month LIBOR + 7.500%)	9.577	11-07-25	800,000	802,000
Ferro Corp. (3 month LIBOR + 2.250%)	4.584	02-14-24	226,851	227,701
Ferro Corp. (3 month LIBOR + 2.250%)	4.584	02-14-24	222,024	222,857
Ferro Corp. (3 month LIBOR + 2.250%)	4.584	02-14-24	2,177,814	2,183,259
MacDermid, Inc. (1 month LIBOR + 2.500%)	4.577	06-07-20	357,234	357,738
MacDermid, Inc. (1 month LIBOR + 3.000%)	5.077	06-07-23	2,357,196	2,362,240
OXEA Corp. (3 month LIBOR + 3.500%)	5.625	10-11-24	2,061,133	2,062,432
Trinseo Materials Operating SCA (1 month LIBOR + 2.000%)	4.077	09-09-24	1,411,918	1,411,212
Construction materials 0.2%
Summit Materials LLC (1 month LIBOR + 2.000%)	4.077	11-21-24	1,412,900	1,410,258
Containers and packaging 0.1%
ICSH Parent, Inc. (1 month LIBOR + 3.250%)	5.327	04-29-24	1,017,765	1,015,221
ICSH Parent, Inc. (1 month LIBOR + 3.250%)	5.487	04-29-24	81,577	81,414
Metals and mining 0.1%
Covia Holdings Corp. (3 month LIBOR + 3.750%)	6.050	06-01-25	1,055,000	1,055,000
Paper and forest products 0.3%
Flex Acquisition Company, Inc. (3 month LIBOR + 3.000%)	5.337	12-29-23	2,632,889	2,627,729
Flex Acquisition Company, Inc. (3 month LIBOR + 3.250%)	5.751	06-29-25	550,000	549,313
Real estate 0.4%				4,136,496
Equity real estate investment trusts 0.1%
VICI Properties 1 LLC (1 month LIBOR + 2.000%)	4.081	12-20-24	1,000,000	1,000,780
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	33

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Real estate investment trusts 0.3%
Lightstone Holdco LLC (1 month LIBOR + 3.750%)	5.827	01-30-24	188,048	$188,685
Lightstone Holdco LLC (1 month LIBOR + 3.750%)	5.827	01-30-24	2,937,074	2,947,031
Telecommunication services 1.5%				14,238,159
Diversified telecommunication services 1.1%
Consolidated Communications, Inc. (1 month LIBOR + 3.000%)	5.080	10-04-23	1,635,884	1,615,092
Frontier Communications Corp. (1 month LIBOR + 3.750%)	5.830	06-15-24	1,905,750	1,876,478
Intelsat Jackson Holdings SA (1 month LIBOR + 3.750%)	5.827	11-27-23	950,000	952,527
Level 3 Parent LLC (1 month LIBOR + 2.250%)	4.331	02-22-24	1,229,000	1,230,708
Telesat Canada (3 month LIBOR + 2.500%)	4.840	11-17-23	1,701,305	1,702,717
West Corp. (1 month LIBOR + 4.000%)	6.077	10-10-24	1,588,069	1,587,672
Windstream Services LLC (1 month LIBOR + 4.000%)	6.080	03-29-21	1,693,748	1,591,276
Wireless telecommunication services 0.4%
SBA Senior Finance LLC (1 month LIBOR + 2.000%)	4.080	04-11-25	1,570,000	1,565,683
Sprint Communications, Inc. (1 month LIBOR + 2.500%)	4.625	02-02-24	1,432,989	1,432,630
Syniverse Holdings, Inc. (1 month LIBOR + 5.000%)	7.078	03-09-23	683,288	683,376
Utilities 0.7%				6,880,815
Electric utilities 0.5%
Vistra Operations Company LLC (1 month LIBOR + 2.000%)	4.074	12-31-25	2,360,000	2,353,510
Vistra Operations Company LLC (1 month LIBOR + 2.250%)	4.327	12-14-23	2,526,525	2,525,161
Independent power and renewable electricity producers 0.2%

Calpine Corp. (3 month LIBOR + 2.500%)	4.840	01-15-24	2,000,983	2,002,144
Collateralized mortgage obligations 11.8%				$112,460,008
(Cost $109,156,806)
Commercial and residential 11.6%				110,634,502
280 Park Avenue Mortgage Trust Series 2015-280P, Class A (1 month LIBOR + 0.880%) (A)(B)	2.952	09-15-34	2,500,000	2,501,558
Arroyo Mortgage Trust Series 2018-1, Class A1 (B)(J)	3.763	04-25-48	2,444,758	2,446,237
BBCMS Mortgage Trust
Series 2018, Class TALL A (1 month LIBOR + 0.722%) (A)(B)	2.794	03-15-37	3,700,000	3,698,837
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(B)	3.043	03-15-37	2,225,000	2,224,299
34	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BBCMS Trust Series 2018, Class RRI (1 month LIBOR + 0.700%) (A)(B)	2.772	02-15-33	2,500,000	$2,495,263
BCAP LLC Trust Series 2011-RR11, Class 21A5 (B)(J)	4.393	06-26-34	109,526	109,617
BX Trust Series 2017-SLCT, Class A (1 month LIBOR + 0.920%) (A)(B)	2.992	07-15-34	1,773,055	1,774,151
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (A)(B)	3.926	11-15-31	2,171,819	2,172,269
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A (1 month LIBOR + 1.100%) (A)(B)	3.172	07-15-30	5,108,645	5,089,720
CHT Mortgage Trust Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (A)(B)	3.002	11-15-36	4,900,000	4,906,159
Citigroup Commercial Mortgage Trust (Citigroup) Series 2015-SSHP, Class B (1 month LIBOR + 1.650%) (A)(B)	3.722	09-15-27	2,800,000	2,797,377
Citigroup Commercial Mortgage Trust (Citigroup/Academy Securities, Inc./JPMorgan Securities LLC) Series 2016-SMPL, Class A (B)	2.228	09-10-31	5,050,000	5,045,043
Citigroup Commercial Mortgage Trust (Citigroup/Drexel Hamilton) Series 2018-TBR, Class A (1 month LIBOR + 0.830%) (A)(B)	2.902	12-15-36	3,575,000	3,571,419
Citigroup Mortgage Loan Trust Series 2013-2, Class 5A1 (1 month LIBOR + 0.140%) (A)(B)	2.231	07-25-36	1,888,509	1,834,052
COLT Mortgage Loan Trust Series 2018-1, Class A1 (B)(J)	2.930	02-25-48	1,632,132	1,624,580
Commercial Mortgage Trust (Bank of America/Barclays Capital/Deutsche Bank AG) Series 2006-C8, Class AJ	5.377	12-10-46	21,964	22,097
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (1 month LIBOR + 0.250%) (A)	2.314	02-25-36	975,782	913,743
Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%) (A)	2.744	02-25-35	2,525,543	2,438,192
DBGS Mortgage Trust Series 2018-5BP, Class A (1 month LIBOR + 0.645%) (A)(B)	2.717	06-15-33	4,000,000	3,978,687
Deephaven Residential Mortgage Trust Series 2018-1A, Class A1 (B)(J)	2.976	12-25-57	2,779,051	2,758,981
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (1 month LIBOR + 0.300%) (A)(B)	2.370	11-26-35	2,863,979	2,777,826
GAHR Commercial Mortgage Trust Series 2015-NRF, Class AFL1 (1 month LIBOR + 1.300%) (A)(B)	3.624	12-15-34	237,412	237,487
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	35

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (1 month LIBOR + 0.200%) (A)	2.282	05-19-47	2,239,258	$2,111,429
Hilton Orlando Trust Series 2018-ORL, Class A (1 month LIBOR + 0.770%) (A)(B)	2.842	12-15-34	2,675,000	2,673,303
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (1 month LIBOR + 1.580%) (A)(B)	3.666	08-05-34	6,250,000	6,259,648
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (J)	3.266	01-25-36	630,397	582,899
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (J)	5.584	12-12-44	13,700	13,698
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,635,000	4,647,761
Series 2007-LDPX, Class AM (J)	5.464	01-15-49	799,621	800,747
Series 2017-MAUI, Class A (1 month LIBOR + 0.830%) (A)(B)	2.927	07-15-34	1,150,000	1,149,271
LSTAR Securities Investment, Ltd.
Series 2017-6, Class A (1 month LIBOR + 1.750%) (A)(B)	3.832	09-01-22	3,407,877	3,418,527
Series 2017-9, Class A (1 month LIBOR + 1.550%) (A)(B)	3.642	12-01-22	2,574,124	2,574,124
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (B)(J)	3.834	01-13-32	4,250,000	4,294,775
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (1 month LIBOR + 0.150%) (A)(B)	2.241	08-26-36	1,059,891	1,058,953
Series 2012-6, Class 4A1 (1 month LIBOR + 0.330%) (A)(B)	2.421	01-26-36	1,625,610	1,597,904
Series 2012-6, Class 6A1 (1 month LIBOR + 0.340%) (A)(B)	2.431	11-26-35	3,966,183	3,953,508
Series 2012-6, Class 8A1 (1 month LIBOR + 0.500%) (A)(B)	2.591	04-26-35	1,151,509	1,142,136
TRU Trust Series 2016-TOYS, Class A (1 month LIBOR + 2.250%) (A)(B)	4.322	11-15-30	4,567,763	4,521,895
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A (1 month LIBOR + 1.350%) (A)(B)	3.422	06-15-29	2,700,000	2,700,810
WaMu Mortgage Pass-Through Certificates
Series 2005-AR1, Class A1A (1 month LIBOR + 0.640%) (A)	2.704	01-25-45	805,611	828,476
Series 2005-AR11, Class A1 (1 month LIBOR + 0.320%) (A)	2.384	08-25-45	2,186,662	2,186,951
Series 2005-AR19, Class A1A1 (1 month LIBOR + 0.270%) (A)	2.334	12-25-45	2,111,517	2,111,368
Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (A)	2.524	04-25-45	1,939,532	1,932,223
Series 2005-AR8, Class 1A (1 month LIBOR + 0.540%) (A)	2.604	07-25-45	1,685,269	1,679,965
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (J)	3.993	04-25-35	795,808	801,261
36	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
WFCG Commercial Mortgage Trust
Series 2015-BXRP, Class A (1 month LIBOR + 1.122%) (A)(B)	3.194	11-15-29	568,422	$568,421
Series 2015-BXRP, Class B (1 month LIBOR + 1.472%) (A)(B)	3.543	11-15-29	1,606,854	1,606,855
U.S. Government Agency 0.2%				1,825,506
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	289,577	277,598

Series 4013, Class DK	3.000	02-15-31	1,198,666	1,218,400
Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	330,582	329,508
Asset backed securities 8.9%				$85,270,934
(Cost $85,714,805)
AmeriCredit Automobile Receivables Trust Series 2017-3, Class C	2.690	06-19-23	2,150,000	2,111,342
Chesapeake Funding II LLC Series 2016-1A, Class A2 (1 month LIBOR + 1.150%) (A)(B)	3.222	03-15-28	1,044,376	1,047,817
Ford Credit Auto Owner Trust Series 2018-1, Class A (B)	3.190	07-15-31	2,400,000	2,348,928
GCAT LLC Series 2017-5, Class A1 (B)	3.228	07-25-47	586,497	583,369
Hertz Fleet Lease Funding LP Series 2017-1, Class A1 (1 month LIBOR + 0.650%) (A)(B)	2.736	04-10-31	2,104,970	2,107,187
Hertz Vehicle Financing II LP Series 2015-2A, Class A (B)	2.020	09-25-19	850,000	849,032
Hyundai Auto Lease Securitization Trust Series 2017-C, Class A3 (B)	2.120	02-16-21	2,615,000	2,588,034
Invitation Homes Trust
Series 2018-SFR1, Class A (1 month LIBOR + 0.700%) (A)(B)	2.773	03-17-37	2,983,759	2,971,165
Series 2018-SFR2, Class A (1 month LIBOR + 0.900%) (A)(B)	2.972	06-17-37	1,994,848	1,991,185
Series 2018-SFR3, Class A (1 month LIBOR + 1.000%) (A)(B)	3.073	07-17-37	3,248,625	3,255,737
Mill City Mortgage Loan Trust
Series 2016-1, Class A1 (B)(J)	2.500	04-25-57	1,497,462	1,462,132
Series 2017-1, Class A1 (B)(J)	2.750	11-25-58	2,701,889	2,649,543
New Residential Advance Receivables Trust Series 2017-T1, Class AT1 (B)	3.214	02-15-51	4,625,000	4,582,568
Oak Hill Advisors Residential Loan Trust Series 2017-NPL2, Class A1 (B)	3.000	07-25-57	1,607,161	1,581,590
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL2, Class A1 (B)	3.250	03-28-57	2,166,345	2,156,808
Series 2017-NPL5, Class A1 (B)(J)	3.327	12-30-32	4,975,234	4,948,859
Series 2018-NPL2, Class A1 (B)	3.700	03-27-33	4,022,189	4,005,598
Progress Residential Trust Series 2016-SFR1, Class A (1 month LIBOR + 1.500%) (A)(B)	3.573	09-17-33	2,717,515	2,719,930
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	37

	Rate (%)	Maturity date	Par value^	Value

RCO V Mortgage LLC Series 2018-1, Class A1 (B)	4.000	05-25-23	2,482,189	$2,481,805
Santander Drive Auto Receivables Trust Series 2018-1, Class E (B)	4.370	05-15-25	1,775,000	1,744,301
SLC Student Loan Trust Series 2004-1, Class A6 (3 month LIBOR + 0.160%) (A)	2.503	05-15-23	2,860,610	2,858,905
SoFi Professional Loan Program LLC
Series 2015-C, Class A1 (1 month LIBOR + 1.050%) (A)(B)	3.114	08-27-35	1,184,868	1,192,855
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (A)(B)	3.164	10-27-36	1,379,484	1,395,761
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (A)(B)	3.041	01-25-39	879,044	884,536
Springleaf Funding Trust Series 2016-AA, Class A (B)	2.900	11-15-29	3,900,000	3,885,671
TAL Advantage V LLC Series 2013-2A, Class A (B)	3.550	11-20-38	2,000,000	1,980,043
Towd Point Mortgage Trust Series 2016-2, Class A1A (B)(J)	2.750	08-25-55	1,401,944	1,368,784
Trafigura Securitisation Finance PLC Series 2017-1A, Class A1 (1 month LIBOR + 0.850%) (A)(B)	2.922	12-15-20	3,550,000	3,547,554
U.S. Residential Opportunity Fund IV Trust Series 2017-1III, Class A (B)	3.352	11-27-37	1,734,465	1,720,502
VOLT LVIII LLC Series 2017-NPL5, Class A1 (B)	3.375	05-28-47	520,921	519,931
VOLT LX LLC Series 2017-NPL7, Class A1 (B)	3.250	06-25-47	1,358,645	1,350,348
VOLT LXI LLC Series 2017-NPL8, Class A1 (B)	3.125	06-25-47	1,761,397	1,747,893
VOLT LXII LLC Series 2017-NPL9, Class A1 (B)	3.125	09-25-47	1,565,253	1,549,606
VOLT LXIV LLC Series 2017-NP11, Class A1 (B)	3.375	10-25-47	4,519,190	4,494,928
VOLT LXV LLC Series 2018-NPL1, Class A1 (B)	3.750	04-25-48	4,982,396	4,972,441
Westlake Automobile Receivables Trust Series 2018-1A, Class A2B (1 month LIBOR + 0.250%) (A)(B)	2.322	12-15-20	1,648,993	1,648,992
World Financial Network Credit Card Master Trust Series 2017-C Class M	2.660	08-15-24	2,000,000	1,965,254

	Shares	Value
Common stocks 0.2%		$1,914,928
(Cost $3,329,458)
Consumer discretionary 0.1%		626,682
Media 0.1%
Cumulus Media, Inc., Class A (D)(F)	26,806	442,299
Textiles, apparel and luxury goods 0.0%
Boardriders, Inc. (D)(K)	5,944	184,383
38	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Energy 0.0%		$98,161
Energy equipment and services 0.0%
Paragon Offshore PLC, Litigation Trust A (D)	2,695	2,312
Paragon Offshore PLC, Litigation Trust B (D)	1,348	40,440
Southcross Holdings Borrower LP (D)	246	55,350
Oil, gas and consumable fuels 0.0%
Euronav NV	7	59
Information technology 0.0%		166,780
Software 0.0%
Avaya Holdings Corp. (D)	8,104	166,780
Utilities 0.1%		1,023,305
Independent power and renewable electricity producers 0.1%
Vistra Energy Corp. (D)	45,279	1,023,305
Warrants 0.0%		$595
(Cost $0)
Halcon Resources Corp. (Expiration Date: 9-9-20; Strike Price: $14.04) (D)	4,957	545
Midstates Petroleum Company, Inc. (Expiration Date: 4-21-20; Strike Price $24.00) (D)	2,196	50

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$582
(Cost $4,430)
Midstates Petroleum Company, Inc. (D)(K)	10.750	10-01-20	650,000	582
Texas Competitive Electric Holdings Company LLC (D)(K)	11.500	10-01-20	10,820,544	0

	Yield (%)	Shares	Value
Securities lending collateral 0.8%			$7,570,744
(Cost $7,569,957)
John Hancock Collateral Trust (L)	2.0983(M)	756,689	7,570,744
Short-term investments 4.2%			$40,579,995
(Cost $40,579,995)
Money market funds 4.2%			40,579,995
State Street Institutional Treasury Plus Money Market Fund, Premier Class	1.8116(M)	40,579,995	40,579,995

Total investments (Cost $970,809,028) 99.7%	$955,231,611
Other assets and liabilities, net 0.3%	2,949,857
Total net assets 100.0%	$958,181,468

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	39

CZK	Czech Republic Koruna
EUR	Euro
IDR	Indonesian Rupiah
KZT	Kazakhstan Tenge
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $291,210,086 or 30.4% of the fund's net assets as of 7-31-18.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	Non-income producing security.
(E)	Non-income producing - Issuer is in default.
(F)	A portion of this security is on loan as of 7-31-18.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(I)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(J)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(K)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(L)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(M)	The rate shown is the annualized seven-day yield as of 7-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
40	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2018	$36,053,925	$35,933,750	$(120,175)
10-Year U.S. Treasury Note Futures	278	Short	Sep 2018	(33,385,009)	(33,199,281)	185,728
Ultra U.S. Treasury Bond Futures	372	Short	Sep 2018	(58,983,839)	(58,369,125)	614,714
						$680,267
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
ARS	13,909,466	USD	465,161	JPMorgan Chase Bank N.A.	8/10/2018	$38,333	—
ARS	6,797,697	USD	234,000	Citibank N.A.	8/21/2018	9,510	—
ARS	30,271,211	USD	1,046,137	JPMorgan Chase Bank N.A.	8/21/2018	38,234	—
ARS	4,853,000	USD	167,290	Citibank N.A.	9/12/2018	2,859	—
ARS	6,790,000	USD	231,058	Citibank N.A.	9/21/2018	4,796	—
ARS	10,971,078	USD	371,654	JPMorgan Chase Bank N.A.	9/21/2018	9,432	—
BRL	1,233,744	USD	331,830	JPMorgan Chase Bank N.A.	8/2/2018	—	$(3,121)
CLP	774,429,936	USD	1,185,465	Citibank N.A.	8/30/2018	29,506	—
CLP	627,266,520	USD	965,025	Goldman Sachs International	8/30/2018	19,066	—
CZK	9,898,952	USD	446,653	Citibank N.A.	8/3/2018	5,977	—
CZK	21,364,429	USD	964,447	Goldman Sachs International	8/3/2018	12,444	—
CZK	8,510,690	USD	384,322	JPMorgan Chase Bank N.A.	8/3/2018	4,830	—
EUR	16,370,000	USD	19,061,622	JPMorgan Chase Bank N.A.	8/2/2018	80,636	—
EUR	33,266	USD	39,154	JPMorgan Chase Bank N.A.	8/10/2018	—	(232)
EUR	16,370,000	USD	19,231,050	JPMorgan Chase Bank N.A.	9/5/2018	—	(41,819)
MXN	381,090,000	USD	18,889,132	JPMorgan Chase Bank N.A.	8/9/2018	1,534,737	—
PLN	2,188,177	USD	593,641	Citibank N.A.	8/23/2018	5,260	—
PLN	2,931,883	USD	793,326	Goldman Sachs International	8/23/2018	9,127	—
RON	58,015	USD	14,541	Citibank N.A.	8/23/2018	118	—
RON	823,853	USD	206,635	Goldman Sachs International	8/23/2018	1,539	—
SGD	19,470,000	USD	14,322,053	JPMorgan Chase Bank N.A.	8/10/2018	—	(19,233)
THB	5,312,220	USD	160,220	Citibank N.A.	9/7/2018	—	(426)
USD	323,215	BRL	1,233,744	JPMorgan Chase Bank N.A.	8/2/2018	—	(5,494)
USD	330,612	BRL	1,233,744	JPMorgan Chase Bank N.A.	9/5/2018	3,181	—
USD	338,042	COP	974,677,900	Citibank N.A.	8/24/2018	1,136	—
USD	283,590	COP	818,014,194	Goldman Sachs International	8/24/2018	835	—
USD	415,873	COP	1,200,624,058	JPMorgan Chase Bank N.A.	8/24/2018	866	—
USD	110,000	CZK	2,449,393	Goldman Sachs International	8/3/2018	—	(1,999)
USD	19,183,839	EUR	16,370,000	JPMorgan Chase Bank N.A.	8/2/2018	41,581	—
USD	11,512,064	EUR	9,892,872	JPMorgan Chase Bank N.A.	8/10/2018	—	(62,835)
USD	331,252	IDR	4,794,868,000	Goldman Sachs International	8/9/2018	—	(1,725)
USD	648,987	IDR	9,390,844,000	JPMorgan Chase Bank N.A.	8/9/2018	—	(3,155)
USD	9,592,516	JPY	1,067,200,000	JPMorgan Chase Bank N.A.	9/4/2018	27,863	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	41

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	19,827,042	MXN	381,090,000	JPMorgan Chase Bank N.A.	8/9/2018	—	$(596,827)
USD	471,355	MXN	9,067,218	Citibank N.A.	8/29/2018	—	(12,995)
USD	617,230	MXN	11,879,325	Goldman Sachs International	8/29/2018	—	(17,336)
USD	583,118	MXN	11,215,694	JPMorgan Chase Bank N.A.	8/29/2018	—	(15,998)
USD	215,094	PEN	704,367	Citibank N.A.	9/7/2018	$130	—
USD	317,469	PEN	1,039,394	JPMorgan Chase Bank N.A.	9/7/2018	260	—
USD	523,468	THB	17,490,120	Citibank N.A.	9/7/2018	—	(2,646)
USD	1,285,433	TRY	6,310,000	Citibank N.A.	8/17/2018	13,071	—
ZAR	3,162,777	USD	235,889	Goldman Sachs International	9/14/2018	2,985	—
ZAR	6,145,375	USD	457,940	JPMorgan Chase Bank N.A.	9/14/2018	6,199	—
						$1,904,511	$(785,841)
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	3,515,000	ZAR	ZAR JIBAR SAFEX	Fixed 7.315%	Quarterly	Quarterly	Apr 2023	$(6)	$(2,666)	$(2,672)
								$(6)	$(2,666)	$(2,672)

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	iTraxx Europe Crossover S29	10,300,000	EUR	$ 12,613,892	5.000%	Quarterly	Jun 2023	$ (1,145,767)	$ (86,726)	$ (1,232,493)
Centrally cleared	CDX.NA.HY.30	72,850,000	USD	72,850,000	5.000%	Quarterly	Jun 2023	(4,244,395)	(1,302,151)	(5,546,546)
Centrally cleared	iTraxx Europe Crossover S29	1,325,000	EUR	1,532,495	5.000%	Quarterly	Jun 2023	(111,905)	(46,644)	(158,549)
				$86,996,387				$(5,502,067)	$(1,435,521)	$(6,937,588)

Currency swaps
Counterparty (OTC)	Receive	Pay	Payment frequency	Maturity date		Notional amount of currency received		Notional amount of currency delivered	Unamortized upfront payment paid	Unrealized appreciation (depreciation)	Value
Goldman Sachs International	Fixed rate equal to 8.670% based on the notional amount of currency received	Fixed rate amount equal to 3.750% based on the notional amount of currency delivered	Semi-Annual	Jan 2028	MXN	13,205,700	USD	670,000	$ (12,028)	$ 45,774	$ 33,746
									$(12,028)	$45,774	$33,746

Derivatives Currency Abbreviations
ARS	Argentine Peso
42	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
SGD	Singapore Dollar
THB	Thai Bhat
TRY	Turkish Lira
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
JIBAR	Johannesburg Interbank Agreed Rate
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $967,407,651. Net unrealized depreciation aggregated to $17,283,617, of which $9,826,912 related to gross unrealized appreciation and $27,110,529 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	43

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $963,239,071) including $7,239,591 of securities loaned	$947,660,867
Affiliated investments, at value (Cost $7,569,957)	7,570,744
Total investments, at value (Cost $970,809,028)	955,231,611
Swap contracts, at value (net unamortized upfront payment of $(12,028))	33,746
Receivable for centrally cleared swaps	2,596,283
Unrealized appreciation on forward foreign currency contracts	1,904,511
Receivable for futures variation margin	683,375
Foreign currency, at value (Cost $246,484)	251,420
Cash held at broker for futures contracts	557,951
Dividends and interest receivable	7,756,716
Receivable for fund shares sold	2,229,352
Receivable for investments sold	6,599,708
Receivable for securities lending income	5,329
Other assets	99,999
Total assets	977,950,001
Liabilities
Unrealized depreciation on forward foreign currency contracts	785,841
Due to custodian	993,378
Distributions payable	600
Payable for collateral on OTC derivatives	1,020,000
Payable for investments purchased	6,836,164
Payable for fund shares repurchased	2,279,661
Payable upon return of securities loaned	7,572,314
Payable to affiliates
Accounting and legal services fees	30,719
Transfer agent fees	9,549
Trustees' fees	1,376
Other liabilities and accrued expenses	238,931
Total liabilities	19,768,533
Net assets	$958,181,468
Net assets consist of
Paid-in capital	$1,047,953,183
Undistributed net investment income	2,841,026
Accumulated net realized gain (loss) on investments, futures contracts, foreign currency transactions and swap contracts	(77,435,459)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap contracts	(15,177,282)
Net assets	$958,181,468

44	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($59,907,788 ÷ 6,301,967 shares) [1]	$9.51
Class C ($2,876,233 ÷ 302,575 shares) [1]	$9.51
Class I ($36,534,324 ÷ 3,848,289 shares)	$9.49
Class R2 ($48,983 ÷ 5,155 shares)	$9.50
Class R4 ($48,983 ÷ 5,155 shares)	$9.50
Class R6 ($6,231,857 ÷ 655,666 shares)	$9.50
Class NAV ($852,533,300 ÷ 89,641,806 shares)	$9.51
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.75

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	45

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Interest	$44,979,520
Securities lending	70,849
Dividends	10,945
Less foreign taxes withheld	(31,557)
Total investment income	45,029,757
Expenses
Investment management fees	6,937,797
Distribution and service fees	173,146
Accounting and legal services fees	140,362
Transfer agent fees	92,886
Trustees' fees	15,945
Custodian fees	168,456
State registration fees	115,876
Printing and postage	34,928
Professional fees	122,824
Other	35,544
Total expenses	7,837,764
Less expense reductions	(83,351)
Net expenses	7,754,413
Net investment income	37,275,344
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	1,650,541
Affiliated investments	(1,924)
Futures contracts	1,535,576
Forward foreign currency contracts	(693,895)
Swap contracts	(4,229,992)
(1,739,694)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(26,904,871)
Affiliated investments	594
Futures contracts	1,577,920
Forward foreign currency contracts	2,169,670
Swap contracts	601,884
(22,554,803)
Net realized and unrealized loss	(24,294,497)
Increase in net assets from operations	$12,980,847

46	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income	$37,275,344	$44,489,840
Net realized gain (loss)	(1,739,694)	10,198,385
Change in net unrealized appreciation (depreciation)	(22,554,803)	10,763,783
Increase in net assets resulting from operations	12,980,847	65,452,008
Distributions to shareholders
From net investment income
Class A	(1,516,158)	(885,271)
Class C	(83,341)	(67,483)
Class I	(1,219,123)	(978,145)
Class R2	(2,331)	(3,078)
Class R4	(2,399)	(3,176)
Class R6	(178,627)	(47,598)
Class NAV	(33,452,222)	(41,013,833)
Total distributions	(36,454,201)	(42,998,584)
From fund share transactions	(249,541,491)	(171,289,028)
Total decrease	(273,014,845)	(148,835,604)
Net assets
Beginning of year	1,231,196,313	1,380,031,917
End of year	$958,181,468	$1,231,196,313
Undistributed net investment income	$2,841,026	$3,831,965
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	47

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.74	$9.57	$9.73	$10.25	$10.32
Net investment income[1]	0.32	0.29	0.29	0.31	0.30
Net realized and unrealized gain (loss) on investments	(0.23)	0.17	(0.11)	(0.52)	0.08
Total from investment operations	0.09	0.46	0.18	(0.21)	0.38
Less distributions
From net investment income	(0.32)	(0.29)	(0.34)	(0.31)	(0.32)
From net realized gain	—	—	—	—	(0.13)
Total distributions	(0.32)	(0.29)	(0.34)	(0.31)	(0.45)
Net asset value, end of period	$9.51	$9.74	$9.57	$9.73	$10.25
Total return (%)[2,3]	0.91	4.85	1.93	(2.03)	3.76
Ratios and supplemental data
Net assets, end of period (in millions)	$60	$37	$27	$27	$18
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	1.17	1.17	1.21	1.47
Expenses including reductions	1.17	1.16	1.17	1.20	1.21
Net investment income	3.30	2.99	3.10	3.10	2.93
Portfolio turnover (%)	68	77	52	61	65

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
48	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$9.74	$9.57	$9.73	$10.25	$10.29
Net investment income (loss)[2]	0.26	0.24	0.23	0.23	— [3]
Net realized and unrealized gain (loss) on investments	(0.24)	0.15	(0.12)	(0.52)	(0.02)
Total from investment operations	0.02	0.39	0.11	(0.29)	(0.02)
Less distributions
From net investment income	(0.25)	(0.22)	(0.27)	(0.23)	(0.02)
Net asset value, end of period	$9.51	$9.74	$9.57	$9.73	$10.25
Total return (%)[4,5]	0.24	4.15	1.23	(2.82)	(0.18) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.87	1.88	2.27	7.95 [7]
Expenses including reductions	1.87	1.86	1.87	2.00	2.00 [7]
Net investment income (loss)	2.72	2.44	2.47	2.36	(0.52) [7]
Portfolio turnover (%)	68	77	52	61	65 [8]

[1]	The inception date for Class C shares is 6-27-14.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[6]	Not annualized.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-13 to 7-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	49

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.73	$9.56	$9.72	$10.24	$10.32
Net investment income[1]	0.36	0.33	0.33	0.34	0.32
Net realized and unrealized gain (loss) on investments	(0.25)	0.16	(0.12)	(0.51)	0.08
Total from investment operations	0.11	0.49	0.21	(0.17)	0.40
Less distributions
From net investment income	(0.35)	(0.32)	(0.37)	(0.35)	(0.35)
From net realized gain	—	—	—	—	(0.13)
Total distributions	(0.35)	(0.32)	(0.37)	(0.35)	(0.48)
Net asset value, end of period	$9.49	$9.73	$9.56	$9.72	$10.24
Total return (%)[2]	1.13	5.21	2.25	(1.71)	3.98
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$33	$23	$26	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.86	0.86	0.88	1.46
Expenses including reductions	0.87	0.85	0.85	0.87	0.90
Net investment income	3.70	3.44	3.49	3.46	3.23
Portfolio turnover (%)	68	77	52	61	65

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
50	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.34	0.31	0.32	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	0.17	(0.13)	(0.20)
Total from investment operations	0.10	0.48	0.19	(0.09)
Less distributions
From net investment income	(0.34)	(0.31)	(0.35)	(0.11)
Net asset value, end of period	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	0.99	5.05	2.12	(0.87) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.02	1.02	1.01 [6]
Expenses including reductions	1.02	1.01	1.01	1.00 [6]
Net investment income	3.53	3.23	3.34	3.09 [6]
Portfolio turnover (%)	68	77	52	61 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	51

CLASS R4 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.35	0.32	0.33	0.11
Net realized and unrealized gain (loss) on investments	(0.24)	0.17	(0.13)	(0.19)
Total from investment operations	0.11	0.49	0.20	(0.08)
Less distributions
From net investment income	(0.35)	(0.32)	(0.36)	(0.12)
Net asset value, end of period	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	1.09	5.15	2.22	(0.84) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.02	1.02	1.01 [6]
Expenses including reductions	0.92	0.91	0.91	0.90 [6]
Net investment income	3.63	3.33	3.44	3.19 [6]
Portfolio turnover (%)	68	77	52	61 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
52	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.74	$9.57	$9.73	$9.93
Net investment income[2]	0.37	0.34	0.34	0.11
Net realized and unrealized gain (loss) on investments	(0.25)	0.16	(0.12)	(0.19)
Total from investment operations	0.12	0.50	0.22	(0.08)
Less distributions
From net investment income	(0.36)	(0.33)	(0.38)	(0.12)
Net asset value, end of period	$9.50	$9.74	$9.57	$9.73
Total return (%)[3]	1.24	5.33	2.40	(0.78) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$2	$1	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.78	0.77	0.77	0.74 [6]
Expenses including reductions	0.77	0.74	0.74	0.73 [6]
Net investment income	3.85	3.56	3.61	3.31 [6]
Portfolio turnover (%)	68	77	52	61 [7]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	53

CLASS NAV SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.75	$9.57	$9.74	$10.25	$10.32
Net investment income[1]	0.37	0.34	0.34	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.25)	0.17	(0.13)	(0.51)	0.06
Total from investment operations	0.12	0.51	0.21	(0.15)	0.43
Less distributions
From net investment income	(0.36)	(0.33)	(0.38)	(0.36)	(0.37)
From net realized gain	—	—	—	—	(0.13)
Total distributions	(0.36)	(0.33)	(0.38)	(0.36)	(0.50)
Net asset value, end of period	$9.51	$9.75	$9.57	$9.74	$10.25
Total return (%)[2]	1.25	5.43	2.27	(1.46)	4.26
Ratios and supplemental data
Net assets, end of period (in millions)	$853	$1,156	$1,326	$1,402	$1,469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.75	0.75	0.74	0.75
Expenses including reductions	0.76	0.74	0.74	0.73	0.75
Net investment income	3.81	3.55	3.61	3.63	3.59
Portfolio turnover (%)	68	77	52	61	65

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
54	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       55

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$7,546,774	—	$7,546,774	—
Foreign government obligations	149,772,270	—	149,772,270	—
Corporate bonds	327,752,470	—	327,752,470	—
Term loans	222,362,311	—	222,362,311	—
Collateralized mortgage obligations	112,460,008	—	112,460,008	—
Asset backed securities	85,270,934	—	85,270,934	—
Common stocks	1,914,928	$1,632,443	98,102	$184,383
Warrants	595	545	50	—
Escrow certificates	582	—	—	582
Securities lending collateral	7,570,744	7,570,744	—	—
Short-term investments	40,579,995	40,579,995	—	—
Total investments in securities	$955,231,611	$49,783,727	$905,262,919	$184,965
Derivatives:
Assets
Futures	$800,442	$800,442	—	—
Forward foreign currency contracts	1,904,511	—	$1,904,511	—
Swap contracts	33,746	—	33,746	—
Liabilities
Futures	(120,175)	(120,175)	—	—
Forward foreign currency contracts	(785,841)	—	(785,841)	—
Swap contracts	(6,940,260)	—	(6,940,260)	—

Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       56

individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

At July 31, 2018, the fund had $183,632 in unfunded loan commitments outstanding.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2018, the fund loaned securities valued at $7,239,591 and received $7,572,314 of cash collateral.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       57

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. Taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $3,958.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2018, the fund has a short-term capital loss carryforward of $25,262,909 and a long-term capital loss carryforward of $50,127,625 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

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The tax character of distributions for the years ended July 31,2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary income	$36,454,201	$42,998,584

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $2,909,425 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the Fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities as Cash segregated at custodian for OTC derivative contracts. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While

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clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and Receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2018, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with notional values ranging from $127.5 million to $218.1 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $74.7 million to $164.4 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay

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payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2018, the fund used interest rate swap contracts to manage against anticipated interest rate changes. The fund held interest rate swaps with total USD notional amounts ranging up to $283,000, as measured at each quarter end.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2018, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging from $14.2 million to $138.9 million, as measured at each quarter end.

During the year ended July 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $5.9 million, as measured at each quarter end. There were no open Credit default swap contracts- seller as of July 31, 2018.

Currency Swaps. A currency swap is an agreement between a fund and a counterparty to exchange cash flows based on the notional difference among two or more currencies.

During the year ended July 31, 2018, the fund used currency swaps to manage against anticipated currency exchange rates. The fund held currency swaps with total USD notional amounts ranging up to $670,000, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	$800,442	($120,175)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	1,904,511	(785,841)
Credit	Swap contracts, at value	Credit default swaps^	—	(6,937,588)
Foreign currency	Swap contracts, at value	Currency swaps^	33,746	—
Interest rate	Swap contracts, at value	Interest rate swaps^	—	(2,672)
			$2,738,699	($7,846,276)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or

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a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	($4,236,597)	($4,236,597)
Foreign currency	—	($693,895)	6,309	(687,586)
Interest rate	$1,535,576	—	296	1,535,872
Total	$1,535,576	($693,895)	($4,229,992)	($3,388,311)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Credit	—	—	$558,776	$558,776
Foreign currency	—	$2,169,670	45,774	2,215,444
Interest rate	$1,577,920	—	(2,666)	1,575,254
Total	$1,577,920	$2,169,670	$601,884	$4,349,474

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund's aggregate daily net assets, b) 0.700% of the next $500 million of the fund's aggregate daily net assets and c) 0.675% of the fund's aggregate daily net assets in excess of $750 million. Aggregate net assets include the net assets of the fund and Short Duration Opportunities Fund, a sub-fund of John Hancock Worldwide Investors, PLC. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

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Prior to December 1, 2017, the Advisor contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A and Class I shares, as applicable, exceed 1.21% or 0.90%, respectively, of average net assets of the class. For purposes of this agreement, "expenses of Class A and Class I shares" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) underlying fund expenses (acquired fund fees); and (f) short dividend expense.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class.

The expense reductions described above amounted to the following for the year ended July 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$3,869	Class R4	$5
Class C	268	Class R6	538
Class I	2,838	Class NAV	75,760
Class R2	5	Total	$83,283

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $68 for Class R4 shares for the year ended July 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $92,490 for the year ended July 31, 2018. Of this amount, $19,389 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $72,994 was paid as sales commissions to broker-dealers and $107 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 1.00%

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sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $20,811 and $1,418 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$141,098	$51,025
Class C	31,710	3,439
Class I	—	37,825
Class R2	169	9
Class R4	169	8
Class R6	—	580
Total	$173,146	$92,886

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	19,831,798	$191,178,440	11,919,870	$115,158,148
Distributions reinvested	157,070	1,512,531	91,301	882,443
Repurchased	(17,515,859)	(168,888,558)	(10,991,425)	(106,214,740)
Net increase	2,473,009	$23,802,413	1,019,746	$9,825,851
Class C shares
Sold	120,685	$1,165,086	172,401	$1,661,700
Distributions reinvested	8,610	83,028	6,957	67,208
Repurchased	(157,948)	(1,519,087)	(134,012)	(1,293,125)
Net increase (decrease)	(28,653)	$(270,973)	45,346	$435,783

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		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class I shares
Sold	2,831,553	$27,316,995	2,028,472	$19,526,787
Distributions reinvested	126,145	1,214,012	101,347	977,803
Repurchased	(2,457,164)	(23,718,030)	(1,181,034)	(11,376,872)
Net increase	500,534	$4,812,977	948,785	$9,127,718
Class R2 shares
Repurchased	(4,915)	(47,676)	—	—
Net decrease	(4,915)	$(47,676)	—	—
Class R4 shares
Repurchased	(4,915)	(47,676)	—	—
Net decrease	(4,915)	$(47,676)	—	—
Class R6 shares
Sold	642,720	$6,232,112	47,525	$460,122
Distributions reinvested	18,522	178,188	4,928	47,598
Repurchased	(182,873)	(1,769,214)	(4,451)	(42,710)
Net increase	478,369	$4,641,086	48,002	$465,010
Class NAV shares
Sold	8,003,156	$76,241,555	3,709,210	$35,758,518
Distributions reinvested	3,465,576	33,452,222	3,904,052	37,715,672
Repurchased	(40,437,426)	(392,125,419)	(27,527,026)	(264,617,580)
Net decrease	(28,968,694)	$(282,431,642)	(19,913,764)	$(191,143,390)
Total net decrease	(25,555,265)	$(249,541,491)	(17,851,885)	$(171,289,028)

There were no share transactions for the year ended July 31, 2017 for Class R2 and Class R4.

Affiliates of the fund owned 100% of shares of Class R2, Class R4 and Class NAV, respectively, on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $648,132,890 and $895,006,120, respectively, for the year ended July 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2018, funds within the John Hancock group of funds complex held 89.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	32.6%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	13.2%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	11.7%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	11.3%
John Hancock Funds II Alternative Asset Allocation Fund	9.0%

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Note 9 — Investment in affiliated underlying funds

The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's purchases and sales of the affiliated underlying funds as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
John Hancock Collateral Trust	444,059	2,803,160	(2,490,530)	756,689	—	—	($1,924)	$594	$7,570,744

Note 10 — Interfund trading

The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2018 the fund engaged in sales amounting to $6,398,966.

Note 11 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the impact of ASU 2017-08 to the fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Short Duration Credit Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent, agent banks, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the three-year period and underperformed its peer group average for the period since its inception and for the one- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the period since its inception and for the one-, three- and five-year periods and to the peer group for the three-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the

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independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       77

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       78

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       79

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569701	350A 7/18 9/18

John Hancock

Absolute Return Currency Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China.

The short-term uncertainty notwithstanding, the good news is that asset prices are ultimately driven by fundamentals, and those continue to appear extremely supportive. That said, not all asset classes have benefited from the strong economic foundation in the United States. The dollar has strengthened significantly year to date against many currencies, and the U.S. Federal Reserve has raised short-term interest rates twice in 2018 and appears on track for two more increases by year end. Against this backdrop, fixed-income and international investors are facing some challenging headwinds that may not abate in the near future. These headwinds have been especially pronounced in emerging markets, where questions about the solvency of some of the more heavily indebted nations has recently raised concerns.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
17	Financial statements
20	Financial highlights
27	Notes to financial statements
35	Report of independent registered public accounting firm
36	Continuation of investment advisory and subadvisory agreements
42	Trustees and Officers
46	More information

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund underperformed its cash benchmark

After performing well in 2016 and the first half of 2017, the fund lagged considerably during the 12-month period.

Shifting sentiment regarding trade policy and the global interest-rate outlook were the key drivers of currency performance

Day-to-day headlines were a larger factor in exchange-rate fluctuations than longer-term considerations, putting the fund out of step with the broader market environment.

Positioning in the U.S. dollar was the primary detractor

The fund's adoption of a long position in the U.S. dollar in late 2017, together with its shift to a short position in mid-April of 2018, weighed on results.

CURRENCY ALLOCATION AS OF 7/31/18 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant LP

Dori S. Levanoni
Portfolio Manager
First Quadrant LP

How would you describe market conditions during the 12 months ended July 31, 2018?

The annual reporting period was characterized by positive global growth, low inflation, and strong investor risk appetites. Despite this broadly favorable investment backdrop, some key changes in the outlook for global growth and central bank policy fueled volatility across the currency markets. During the first half of the period, the consensus expectation favored revival of the global reflation trade and the emergence of synchronized worldwide growth. The passage of the tax reform package in the United States further contributed to the positive outlook for the world economy. Investors reacted by bidding up the currencies of regions in which stronger growth was expected to lead to tighter central bank policy, including the euro, Japanese yen, and British pound. Conversely, the U.S. dollar slid as the markets factored in a lower likelihood of the U.S. Federal Reserve raising interest rates faster than its overseas counterparts.

The environment changed significantly from early February onward, as the relatively calm conditions of the previous six months gave way to increasingly negative headlines and rising market volatility. In addition, evidence began to mount that growth outside of the United States was starting to slow. This shift prompted investors to temper their expectations for rising interest rates overseas, leading to a recovery in the U.S. dollar and causing weaker performance for most international currencies.

In total, these trends translated to outperformance for the U.S. dollar, British pound, euro, Japanese yen, and Norwegian krone relative to the world currency basket over the full, 12-month reporting period. Conversely, the New Zealand, Singapore, Australian, and Canadian dollars lagged.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

How did the fund perform?

The fund's Class A shares lost 10.05% (excluding sales charges) and finished well behind the 1.35% return of its cash benchmark, the Citigroup 1-Month U.S. Treasury Bill Index.

The market environment was characterized by a short-term focus among investors, with numerous short-lived currency moves in response to day-to-day headlines. While exchange rates indeed reflected fundamental developments—such as changes in relative inflation—for limited intervals, the expected trends generally failed to persist as the market's focus rapidly moved toward the next headline. These oscillations resulted in market movements that were out of sync with our forecast horizon, and initial positive returns from certain individual positions eroded quickly.

What specific elements of your strategy detracted from performance?

The fund's positioning in the U.S. dollar was the largest detractor from results. The fund adopted a long position in the dollar in late 2017, which proved to be a poorly timed move since the currency continued to depreciate in December 2017 and January 2018. We subsequently moved to a short position in the U.S. dollar in mid-April, which also detracted given that the currency embarked on a strong rally that carried through the end of July. The fund was long in the U.S. dollar at the end of the period.

The fund's performance was also hurt by our positioning with respect to the Canadian dollar. Despite lackluster inflation, the Bank of Canada unexpectedly hiked rates in September 2017. This surprising move fueled a rally in the currency, hurting the short position we established in mid-2017. Over the next six months (October 2017 to March 2018), our losses in the position narrowed. During this time, escalating trade tensions between Canada and the United States led to uncertainty surrounding the growth outlook for the Canadian economy and caused the currency to weaken—a positive for the fund's short position. However, resilient oil prices and an upbeat tone from the Bank of Canada's business outlook survey reinforced expectations for monetary tightening and led to renewed strength in the currency. As a result, the short position again began to weigh on performance. We rotated to a long view on the Canadian dollar in late May prior to the Bank of Canada's decision to hike rates in July. While this shift was a modest positive, the small rebound was far outweighed by the earlier losses.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

"The market environment was characterized by a short-term focus among investors, with numerous short-lived currency moves in response to day-to-day headlines."

Positioning in the New Zealand dollar (or kiwi) also detracted significantly, largely due to the negative effect of being long in the currency in the first half of the period. The currency weakened during this time as the Reserve Bank of New Zealand intimated a preference for a lower exchange rate to help the country's exporters. The combination of subsequent deceleration in New Zealand's growth and the emergence of domestic political risk reinforced falling demand for the currency, and the fund's long position continued to lose ground before recovering somewhat. We shifted to a short position in October, but the currency reversed course and rallied sharply in December following the appointment of Adrian Orr as governor of the Reserve Bank of New Zealand. The markets anticipated that Mr. Orr's staunch approach to keeping inflation at the central bank's target would cause interest rates to rise more quickly than expected. Although the fund's performance in the New Zealand dollar stabilized in the second half of the period, the position's previous shortfall translated to a negative contribution for the full 12 months.

What aspects of the fund's strategy helped performance?

The strongest performance came from the fund's positioning in the Swedish krona, with a short view on the currency delivering sizable gains from February onward. The krona depreciated due to the combination of falling housing prices, lower inflation, and speculation that the central bank would delay potential interest-rate hikes.

Our positioning in the euro also helped results. The fund was long in the euro for almost the entire period, which paid off as the currency appreciated against the world basket through the end of January before weakening thereafter.

How was the fund positioned at the end of the period?

The fund was generally positioned to capture gains from a risk-on environment, with long positions in the Australian and New Zealand dollars and a short position in the Japanese yen. However, a long

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

in the euro offered some potential insulation in the event of decreased investor risk appetites. The portfolio's long exposure was a bit more concentrated than its short exposure, with six long positions (in the U.S. dollar, euro, Australian dollar, British pound, New Zealand dollar, and Canadian dollar) and four short positions (in the Swedish krona, Norwegian krone, Singapore dollar, and Japanese yen). As always, it's important to keep in mind that the portfolio's composition can change based on the signals from our models.

The fund was out of step with the markets, but such divergences can occur periodically. We believe our strategy remains suited for our goal of longer-term absolute returns, and we think it should be able to generate more favorable results once longer-term factors—rather than day-to-day news events—begin to reassert their traditionally dominant role in exchange-rate trends.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-12.79	-1.41	-0.82	-6.85	-6.38
Class C2	-11.52	-1.38	-0.81	-6.71	-6.27
Class I3	-9.77	-0.48	-0.06	-2.36	-0.52
Class R2[2,3]	-9.96	-0.72	-0.39	-3.54	-3.07
Class R4[2,3]	-9.83	-0.63	-0.33	-3.10	-2.64
Class R6[2,3]	-9.59	-0.36	-0.04	-1.80	-0.32
Class NAV[3]	-9.56	-0.34	0.09	-1.70	0.74
Index†	1.35	0.40	0.27	2.00	2.19

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.36	2.06	1.05	1.46	1.31	0.96	0.94
Net (%)	1.36	2.06	1.05	1.46	1.21	0.96	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	9,373	9,373	10,219
Class I3	8-2-10	9,948	9,948	10,219
Class R2[2,3]	8-2-10	9,693	9,693	10,219
Class R4[2,3]	8-2-10	9,736	9,736	10,219
Class R6[2,3]	8-2-10	9,968	9,968	10,219
Class NAV[3]	8-2-10	10,074	10,074	10,219

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. Returns prior to these dates are those of Class A shares (first offered on 8-2-10) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 952.30	$ 6.44	1.33%
	Hypothetical example	1,000.00	1,018.20	6.66	1.33%
Class C	Actual expenses/actual returns	1,000.00	949.10	9.76	2.02%
	Hypothetical example	1,000.00	1,014.80	10.09	2.02%
Class I	Actual expenses/actual returns	1,000.00	953.80	4.99	1.03%
	Hypothetical example	1,000.00	1,019.70	5.16	1.03%
Class R2	Actual expenses/actual returns	1,000.00	952.70	6.25	1.29%
	Hypothetical example	1,000.00	1,018.40	6.46	1.29%
Class R4	Actual expenses/actual returns	1,000.00	953.90	5.23	1.08%
	Hypothetical example	1,000.00	1,019.40	5.41	1.08%
Class R6	Actual expenses/actual returns	1,000.00	954.20	4.51	0.93%
	Hypothetical example	1,000.00	1,020.20	4.66	0.93%
Class NAV	Actual expenses/actual returns	1,000.00	954.40	4.46	0.92%
	Hypothetical example	1,000.00	1,020.20	4.61	0.92%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	11

Fund’s investments
AS OF 7-31-18
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 101.1%				$1,493,403,211
(Cost $1,493,434,888)
U.S. Government 97.6%				1,441,864,310
U.S. Treasury Bill	1.841	09-13-18	565,000,000	563,729,575
U.S. Treasury Bill	1.876	08-16-18	206,000,000	205,840,136
U.S. Treasury Bill	1.926	10-11-18	600,000,000	597,705,810
U.S. Treasury Bill (A)	1.975	11-08-18	75,000,000	74,588,789

	Yield (%)	Shares	Value
Money market funds 3.5%			51,538,901

State Street Institutional Treasury Plus Money Market Fund, Premier Class	1.8116(B)	51,538,901	51,538,901

Total investments (Cost $1,493,434,888) 101.1%	$1,493,403,211
Other assets and liabilities, net (1.1%)	(16,916,087)
Total net assets 100.0%	$1,476,487,124

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	The rate shown is the annualized seven-day yield as of 7-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
12	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	26,943,307	USD	19,949,076	Barclays Bank PLC Wholesale	9/19/2018	$72,384	—
AUD	425,683,111	USD	322,458,375	Citibank N.A.	9/19/2018	—	$(6,135,021)
AUD	83,982,089	USD	62,922,464	J. Aron & Company	9/19/2018	—	(515,720)
AUD	725,510,477	USD	552,989,501	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(13,865,678)
AUD	973,604,620	USD	740,671,419	State Street Bank and Trust Company	9/19/2018	—	(17,189,867)
CAD	40,914,944	USD	31,805,876	Barclays Bank PLC Wholesale	9/19/2018	—	(327,704)
CAD	569,233,467	USD	439,308,549	Citibank N.A.	9/19/2018	—	(1,365,158)
CAD	56,877,378	USD	43,884,540	Deutsche Bank AG London	9/19/2018	—	(125,567)
CAD	692,384,207	USD	536,414,392	J. Aron & Company	9/19/2018	—	(3,724,197)
CAD	643,612,043	USD	500,664,833	State Street Bank and Trust Company	9/19/2018	—	(5,497,812)
EUR	160,660,448	USD	190,342,666	Barclays Bank PLC Wholesale	9/19/2018	—	(1,811,930)
EUR	288,798,987	USD	340,385,151	Citibank N.A.	9/19/2018	—	(1,487,267)
EUR	715,433,291	USD	847,224,360	Deutsche Bank AG London	9/19/2018	—	(7,682,538)
EUR	348,979,021	USD	411,197,584	J. Aron & Company	9/19/2018	—	(1,680,041)
EUR	92,644,002	USD	108,463,219	Morgan Stanley Capital Services, Inc.	9/19/2018	252,038	—
EUR	90,326,602	USD	106,021,848	State Street Bank and Trust Company	9/19/2018	—	(25,997)
GBP	53,253,528	USD	70,064,058	Barclays Bank PLC Wholesale	9/19/2018	—	(27,066)
GBP	53,658,612	USD	71,180,741	Citibank N.A.	9/19/2018	—	(610,996)
GBP	411,096,150	USD	551,192,751	Deutsche Bank AG London	9/19/2018	—	(10,534,897)
GBP	193,149,643	USD	259,052,488	J. Aron & Company	9/19/2018	—	(5,029,504)
GBP	162,172,576	USD	218,559,981	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(5,276,843)
GBP	87,432,581	USD	116,065,794	State Street Bank and Trust Company	9/19/2018	—	(1,077,824)
JPY	12,039,947,978	USD	110,715,220	Barclays Bank PLC Wholesale	9/19/2018	—	(2,692,812)
JPY	4,302,219,865	USD	39,008,779	Citibank N.A.	9/19/2018	—	(409,265)
JPY	29,392,064,215	USD	269,036,144	Deutsche Bank AG London	9/19/2018	—	(5,330,558)
JPY	53,451,745,597	USD	489,227,244	J. Aron & Company	9/19/2018	—	(9,658,209)
JPY	1,132,083,205	USD	10,391,250	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(234,200)
JPY	6,036,823,644	USD	53,826,248	State Street Bank and Trust Company	9/19/2018	336,132	—
NOK	255,928,795	USD	31,868,180	Barclays Bank PLC Wholesale	9/19/2018	—	(431,978)
NOK	561,466,785	USD	69,005,501	Citibank N.A.	9/19/2018	—	(39,510)
NOK	2,193,512,929	USD	271,928,766	Deutsche Bank AG London	9/19/2018	—	(2,495,567)
NOK	895,042,767	USD	110,733,532	J. Aron & Company	9/19/2018	—	(793,795)
NOK	1,949,358,236	USD	241,070,228	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(1,626,996)
NOK	1,125,715,718	USD	139,382,681	State Street Bank and Trust Company	9/19/2018	—	(1,108,966)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	13

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NZD	267,522,374	USD	188,641,542	Citibank N.A.	9/19/2018	—	$(6,308,973)
NZD	497,403,854	USD	347,676,833	Deutsche Bank AG London	9/19/2018	—	(8,666,227)
NZD	208,098,365	USD	143,296,778	J. Aron & Company	9/19/2018	—	(1,465,243)
NZD	1,165,649,751	USD	814,377,560	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(19,917,231)
NZD	422,157,017	USD	287,136,173	State Street Bank and Trust Company	9/19/2018	$589,197	—
SEK	1,324,433,320	USD	152,218,209	Barclays Bank PLC Wholesale	9/19/2018	—	(1,050,130)
SEK	339,401,806	USD	38,286,604	Citibank N.A.	9/19/2018	452,016	—
SEK	1,252,192,962	USD	141,713,124	Deutsche Bank AG London	9/19/2018	1,209,589	—
SEK	2,247,080,014	USD	258,794,474	J. Aron & Company	9/19/2018	—	(2,317,410)
SEK	1,869,853,357	USD	214,216,863	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(795,666)
SEK	667,294,979	USD	75,823,611	State Street Bank and Trust Company	9/19/2018	340,055	—
SGD	29,534,248	USD	21,560,364	Barclays Bank PLC Wholesale	9/19/2018	153,122	—
SGD	634,325,813	USD	471,973,444	Citibank N.A.	9/19/2018	—	(5,619,129)
SGD	4,925,931	USD	3,624,719	Deutsche Bank AG London	9/19/2018	—	(3,190)
SGD	39,926,877	USD	29,811,911	J. Aron & Company	9/19/2018	—	(457,798)
SGD	265,072,619	USD	198,182,380	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(3,301,835)
SGD	112,096,740	USD	83,842,191	State Street Bank and Trust Company	9/19/2018	—	(1,429,024)
USD	179,383,799	AUD	236,596,387	Barclays Bank PLC Wholesale	9/19/2018	3,570,005	—
USD	372,265,628	AUD	497,284,455	Citibank N.A.	9/19/2018	2,735,614	—
USD	308,151,659	AUD	403,423,444	Deutsche Bank AG London	9/19/2018	8,369,373	—
USD	165,765,700	AUD	219,815,369	J. Aron & Company	9/19/2018	2,421,814	—
USD	146,888,877	AUD	197,428,163	Morgan Stanley Capital Services, Inc.	9/19/2018	180,830	—
USD	44,600,486	AUD	60,240,707	State Street Bank and Trust Company	9/19/2018	—	(164,134)
USD	558,275,700	CAD	725,230,940	Barclays Bank PLC Wholesale	9/19/2018	314,661	—
USD	241,430,838	CAD	315,565,486	Citibank N.A.	9/19/2018	—	(1,351,477)
USD	263,854,766	CAD	342,867,626	Deutsche Bank AG London	9/19/2018	67,375	—
USD	135,788,798	CAD	178,616,588	J. Aron & Company	9/19/2018	—	(1,631,012)
USD	170,025,026	CAD	220,357,287	Morgan Stanley Capital Services, Inc.	9/19/2018	491,746	—
USD	133,432,708	CAD	175,053,505	State Street Bank and Trust Company	9/19/2018	—	(1,245,819)
USD	179,493,523	EUR	151,690,218	Barclays Bank PLC Wholesale	9/19/2018	1,489,109	—
USD	506,792,665	EUR	430,661,427	Citibank N.A.	9/19/2018	1,423,003	—
USD	16,113,381	EUR	13,717,835	Deutsche Bank AG London	9/19/2018	15,868	—
USD	379,585,586	EUR	321,774,072	J. Aron & Company	9/19/2018	1,992,320	—
USD	196,736,187	EUR	166,851,558	Morgan Stanley Capital Services, Inc.	9/19/2018	940,348	—
USD	116,425,129	EUR	99,293,940	State Street Bank and Trust Company	9/19/2018	—	(93,653)
14	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	303,083,297	GBP	226,003,534	Barclays Bank PLC Wholesale	9/19/2018	$5,852,137	—
USD	43,892,821	GBP	33,186,890	Citibank N.A.	9/19/2018	246,701	—
USD	167,739,414	GBP	125,906,872	Deutsche Bank AG London	9/19/2018	2,151,537	—
USD	165,714,159	GBP	124,121,430	J. Aron & Company	9/19/2018	2,474,423	—
USD	146,087,509	GBP	108,632,379	Morgan Stanley Capital Services, Inc.	9/19/2018	3,218,380	—
USD	45,025,997	GBP	34,002,742	State Street Bank and Trust Company	9/19/2018	306,898	—
USD	7,465,757	JPY	826,808,962	Barclays Bank PLC Wholesale	9/19/2018	47,628	—
USD	238,167,861	JPY	26,206,627,265	Citibank N.A.	9/19/2018	3,042,015	—
USD	572,199,795	JPY	62,745,499,305	J. Aron & Company	9/19/2018	9,247,209	—
USD	283,775,466	JPY	31,266,571,751	Morgan Stanley Capital Services, Inc.	9/19/2018	3,251,800	—
USD	308,008,652	JPY	33,578,213,585	State Street Bank and Trust Company	9/19/2018	6,744,934	—
USD	12,674,850	NOK	101,509,578	Barclays Bank PLC Wholesale	9/19/2018	206,243	—
USD	73,569,026	NOK	594,926,872	Citibank N.A.	9/19/2018	493,071	—
USD	173,512,748	NOK	1,405,673,916	Deutsche Bank AG London	9/19/2018	851,251	—
USD	28,218,528	NOK	229,257,054	J. Aron & Company	9/19/2018	58,465	—
USD	856,732,176	NOK	6,905,543,372	Morgan Stanley Capital Services, Inc.	9/19/2018	8,511,673	—
USD	353,230,578	NOK	2,849,264,972	State Street Bank and Trust Company	9/19/2018	3,250,158	—
USD	60,934,181	NZD	86,911,014	Barclays Bank PLC Wholesale	9/19/2018	1,699,104	—
USD	74,944,575	NZD	110,126,229	Citibank N.A.	9/19/2018	—	$(113,065)
USD	38,338,172	NZD	56,012,069	Deutsche Bank AG London	9/19/2018	162,581	—
USD	1,004,754,056	NZD	1,437,454,536	J. Aron & Company	9/19/2018	25,042,444	—
USD	156,299,697	NZD	229,680,762	Morgan Stanley Capital Services, Inc.	9/19/2018	—	(241,540)
USD	157,793,384	NZD	229,258,815	State Street Bank and Trust Company	9/19/2018	1,539,730	—
USD	201,861,742	SEK	1,759,961,558	Barclays Bank PLC Wholesale	9/19/2018	983,372	—
USD	110,474,056	SEK	951,483,070	Citibank N.A.	9/19/2018	1,873,746	—
USD	64,977,527	SEK	560,178,805	Deutsche Bank AG London	9/19/2018	1,039,874	—
USD	158,389,607	SEK	1,377,499,809	J. Aron & Company	9/19/2018	1,164,630	—
USD	360,736,925	SEK	3,125,457,806	Morgan Stanley Capital Services, Inc.	9/19/2018	4,003,638	—
USD	772,705,154	SEK	6,694,664,911	State Street Bank and Trust Company	9/19/2018	8,589,950	—
USD	61,017,537	SGD	81,208,240	Barclays Bank PLC Wholesale	9/19/2018	1,313,498	—
USD	65,088,844	SGD	88,732,183	Citibank N.A.	9/19/2018	—	(146,775)
USD	37,724,542	SGD	50,793,013	Deutsche Bank AG London	9/19/2018	381,680	—
USD	177,022,181	SGD	236,964,266	J. Aron & Company	9/19/2018	2,806,809	—
USD	547,217,403	SGD	728,628,720	Morgan Stanley Capital Services, Inc.	9/19/2018	11,531,890	—
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	15

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	487,531,597	SGD	651,159,180	State Street Bank and Trust Company	9/19/2018	$8,801,443	—
						$148,305,511	$(165,132,814)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $1,462,576,895. Net unrealized appreciation aggregated to $13,999,013, of which $13,999,013 related to gross unrealized appreciation and $0 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
16	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $1,493,434,888)	$1,493,403,211
Unrealized appreciation on forward foreign currency contracts	148,305,511
Interest receivable	80,460
Receivable for fund shares sold	984,218
Other assets	107,307
Total assets	1,642,880,707
Liabilities
Unrealized depreciation on forward foreign currency contracts	165,132,814
Payable for fund shares repurchased	869,324
Payable to affiliates
Accounting and legal services fees	53,159
Transfer agent fees	76,468
Distribution and service fees	13
Trustees' fees	2,109
Other liabilities and accrued expenses	259,696
Total liabilities	166,393,583
Net assets	$1,476,487,124
Net assets consist of
Paid-in capital	$1,672,249,536
Undistributed net investment income	5,028,481
Accumulated net realized gain (loss) on investments	(183,931,913)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(16,858,980)
Net assets	$1,476,487,124

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($17,167,473 ÷ 1,997,821 shares) [1]	$8.59
Class C ($701,863 ÷ 81,778 shares) [1]	$8.58
Class I ($719,613,425 ÷ 81,121,265 shares)	$8.87
Class R2 ($79,732 ÷ 8,996 shares)	$8.86
Class R4 ($45,140 ÷ 5,071 shares)	$8.90
Class R6 ($119,245,972 ÷ 13,309,771 shares)	$8.96
Class NAV ($619,633,519 ÷ 68,948,427 shares)	$8.99
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$8.86

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	17

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Interest	$23,594,078
Expenses
Investment management fees	14,563,733
Distribution and service fees	67,001
Accounting and legal services fees	235,739
Transfer agent fees	821,311
Trustees' fees	27,040
Custodian fees	219,648
State registration fees	112,356
Printing and postage	93,846
Professional fees	123,526
Other	41,583
Total expenses	16,305,783
Less expense reductions	(147,566)
Net expenses	16,158,217
Net investment income	7,435,861
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(7,031,392)
Capital gain distributions received from unaffiliated investments	472
Forward foreign currency contracts	(176,746,535)
(183,777,455)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	72,249
Forward foreign currency contracts	6,122,020
6,194,269
Net realized and unrealized loss	(177,583,186)
Decrease in net assets from operations	$(170,147,325)

18	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income (loss)	$7,435,861	$(5,180,263)
Net realized gain (loss)	(183,777,455)	96,762,781
Change in net unrealized appreciation (depreciation)	6,194,269	(39,212,125)
Increase (decrease) in net assets resulting from operations	(170,147,325)	52,370,393
From fund share transactions	229,182,945	315,931,106
Total increase	59,035,620	368,301,499
Net assets
Beginning of year	1,417,451,504	1,049,150,005
End of year	$1,476,487,124	$1,417,451,504
Undistributed net investment income (Accumulated net investment loss)	$5,028,481	$(2,407,380)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	19

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.54	$9.11	$8.23	$9.63	$9.91
Net investment income (loss)[1]	0.01	(0.08)	(0.10)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	(0.96)	0.51	0.98	(0.98)	0.50
Total from investment operations	(0.95)	0.43	0.88	(1.10)	0.37
Less distributions
From net realized gain	—	—	—	(0.30)	(0.65)
Net asset value, end of period	$8.59	$9.54	$9.11	$8.23	$9.63
Total return (%)[2,3]	(10.05)	4.83	10.56	(11.51)	4.13
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$22	$21	$22	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.37	1.37	1.42
Expenses including reductions	1.32	1.34	1.36	1.35	1.42
Net investment income (loss)	0.06	(0.83)	(1.13)	(1.29)	(1.36)
Portfolio turnover (%)[4]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.60	$9.23	$8.40	$10.01
Net investment loss[2]	(0.06)	(0.15)	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.96)	0.52	0.99	(1.13)
Total from investment operations	(1.02)	0.37	0.83	(1.31)
Less distributions
From net realized gain	—	—	—	(0.30)
Net asset value, end of period	$8.58	$9.60	$9.23	$8.40
Total return (%)[3,4]	(10.62)	4.01	9.88	(13.29) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.05	2.07	3.04 [7]
Expenses including reductions	2.02	2.04	2.06	2.25 [7]
Net investment loss	(0.67)	(1.52)	(1.81)	(2.19) [7]
Portfolio turnover (%)[8]	0	0	0	0

[1]	The inception date for Class C shares is 8-28-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	21

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.82	$9.35	$8.42	$9.81	$10.05
Net investment income (loss)[1]	0.04	(0.05)	(0.07)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.99)	0.52	1.00	(1.00)	0.51
Total from investment operations	(0.95)	0.47	0.93	(1.09)	0.41
Less distributions
From net realized gain	—	—	—	(0.30)	(0.65)
Net asset value, end of period	$8.87	$9.82	$9.35	$8.42	$9.81
Total return (%)[2]	(9.77)	5.13	11.05	(11.29)	4.49
Ratios and supplemental data
Net assets, end of period (in millions)	$720	$397	$210	$371	$392
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.04	1.05	1.03	1.05
Expenses including reductions	1.03	1.03	1.04	1.02	1.05
Net investment income (loss)	0.42	(0.49)	(0.82)	(0.96)	(1.00)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.83	$9.38	$8.46	$8.70
Net investment income (loss)[2]	0.01	(0.07)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.98)	0.52	1.01	(0.21)
Total from investment operations	(0.97)	0.45	0.92	(0.24)
Net asset value, end of period	$8.86	$9.83	$9.38	$8.46
Total return (%)[3]	(9.96)	4.90	10.87	(2.76) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.20	1.23	1.18 [6]
Expenses including reductions	1.26	1.20	1.22	1.16 [6]
Net investment income (loss)	0.07	(0.68)	(0.98)	(1.08) [6]
Portfolio turnover (%)[7]	0	0	0	0

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	23

CLASS R4 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$9.86	$9.39	$8.47	$8.70
Net investment income (loss)[2]	0.02	(0.06)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.98)	0.53	1.00	(0.20)
Total from investment operations	(0.96)	0.47	0.92	(0.23)
Net asset value, end of period	$8.90	$9.86	$9.39	$8.47
Total return (%)[3]	(9.83)	5.11	10.86	(2.64) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	1.19	1.21	1.18 [6]
Expenses including reductions	1.08	1.09	1.10	1.06 [6]
Net investment income (loss)	0.21	(0.57)	(0.87)	(0.98) [6]
Portfolio turnover (%)[7]	0	0	0	0

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
24	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.91	$9.42	$8.48	$9.86	$10.09
Net investment income (loss)[1]	0.05	(0.03)	(0.06)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.00)	0.52	1.00	(1.00)	0.51
Total from investment operations	(0.95)	0.49	0.94	(1.08)	0.42
Less distributions
From net realized gain	—	—	—	(0.30)	(0.65)
Net asset value, end of period	$8.96	$9.91	$9.42	$8.48	$9.86
Total return (%)[2]	(9.59)	5.20	11.08	(11.13)	4.58
Ratios and supplemental data
Net assets, end of period (in millions)	$119	$137	$38	$37	$81
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.95	0.96	0.94	1.04
Expenses including reductions	0.92	0.92	0.93	0.90	0.99
Net investment income (loss)	0.48	(0.32)	(0.71)	(0.84)	(0.94)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	25

CLASS NAV SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$9.94	$9.45	$8.50	$9.89	$10.11
Net investment income (loss)[1]	0.04	(0.04)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.99)	0.53	1.01	(1.01)	0.51
Total from investment operations	(0.95)	0.49	0.95	(1.09)	0.43
Less distributions
From net realized gain	—	—	—	(0.30)	(0.65)
Net asset value, end of period	$8.99	$9.94	$9.45	$8.50	$9.89
Total return (%)[2]	(9.56)	5.19	11.05	(11.10)	4.66
Ratios and supplemental data
Net assets, end of period (in millions)	$620	$860	$779	$886	$1,363
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.93	0.94	0.91	0.91
Expenses including reductions	0.92	0.92	0.93	0.90	0.91
Net investment income (loss)	0.47	(0.41)	(0.71)	(0.84)	(0.85)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
26	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation (MFC), and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       27

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for the money market fund, which is categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $5,461.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       28

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2018, the fund has a short-term capital loss carryforward of $103,382,443 and a long-term capital loss carryforward of $111,407,463 available to offset future net realized capital gains. These carryforwards do not expire.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $5,028,481 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       29

posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2018, the fund used forward foreign currency contracts to manage and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $24.0 billion to $31.6 billion, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$148,305,511	($165,132,814)

For financial reporting purposes, the portfolio does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities amounting to $148,305,511 and $165,132,814, respectively. The table below reflects certain portfolio's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	$9,359,643	$9,359,643	—	—
Citibank N.A.	(13,320,470)	—	13,320,470	—
Deutsche Bank AG London	(20,589,416)	—	15,265,839	(5,323,577)
J. Aron & Company	17,935,185	16,790,000	—	1,145,185
Morgan Stanley Capital Services, Inc.	(12,877,646)	—	12,877,646	—
State Street Bank and Trust Company	2,665,401	—	5,509,625	8,175,026
Totals	($16,827,303)	$26,149,643	$46,973,580	$3,996,634

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       30

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Forward foreign currency contracts
Foreign currency	($176,746,535)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Foreign currency	$6,122,020

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of MFC.

Management fee. Effective July 1, 2018, the fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; c) 0.85% of the next $2 billion of the fund's average daily net assets; d) 0.83% of the next $1.5 billion of the fund's average daily net assets; and e) 0.81% of the fund's average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

Prior to July 1, 2018, the fund had an investment management agreement with the Advisor under which the fund paid a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to December 1, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets, on an annualized basis, attributable to the class.

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The expense reductions described above amounted to the following for the year ended July 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$1,607	Class R4	$6
Class C	78	Class R6	19,559
Class I	58,745	Class NAV	67,491
Class R2	9	Total	$147,495

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.86% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $71 for Class R4 shares for the year ended July 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $1,888 for the year ended July 31, 2018. Of this amount, $308 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,580 was paid as sales commissions to broker-dealers and $0 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $162 for Class C shares and there were no CDSCs for Class A shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their

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clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$57,231	$20,679
Class C	9,258	1,004
Class I	—	780,535
Class R2	335	12
Class R4	177	9
Class R6	—	19,072
Total	$67,001	$821,311

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	353,042	$3,180,337	1,444,832	$13,810,524
Repurchased	(627,972)	(5,731,787)	(1,441,413)	(13,717,280)
Net increase (decrease)	(274,930)	$(2,551,450)	3,419	$93,244
Class C shares
Sold	11,461	$104,875	47,234	$453,567
Repurchased	(50,821)	(464,317)	(33,963)	(321,405)
Net increase (decrease)	(39,360)	$(359,442)	13,271	$132,162
Class I shares
Sold	66,849,909	$637,832,091	34,087,698	$331,495,536
Repurchased	(26,203,856)	(242,564,415)	(16,127,876)	(158,717,093)
Net increase	40,646,053	$395,267,676	17,959,822	$172,778,443
Class R2 shares
Sold	1,409	$13,132	2,500	$24,889
Repurchased	(6,407)	(62,324)	(1,065)	(10,374)
Net increase (decrease)	(4,998)	$(49,192)	1,435	$14,515
Class R4 shares
Repurchased	(6,423)	(62,560)	—	—
Net decrease	(6,423)	$(62,560)	—	—

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		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	13,232,160	$126,016,207	10,808,194	$108,643,532
Repurchased	(13,771,177)	(128,115,729)	(986,755)	(9,797,134)
Net increase (decrease)	(539,017)	$(2,099,522)	9,821,439	$98,846,398
Class NAV shares
Sold	9,780,973	$93,045,197	13,023,797	$130,720,232
Repurchased	(27,342,806)	(254,007,762)	(8,940,970)	(86,653,888)
Net increase (decrease)	(17,561,833)	$(160,962,565)	4,082,827	$44,066,344
Total net increase	22,219,492	$229,182,945	31,882,213	$315,931,106

Affiliates of the fund owned 57%, 100% and 100% of shares of Class R2, Class R4 and Class NAV, respectively, on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

For the year ended July 31, 2018, all purchases and sales of investments were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2018, funds within the John Hancock group of funds complex held 42.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	10.8%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	10.0%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	5.1%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Absolute Return Currency Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor) for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the period since its inception and for the three- and five-year periods and underperformed its benchmark index for the one-year period ended December 31, 2017. The Board also noted that the fund underperformed its peer group average for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the period since its inception and for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and that total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
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(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       40

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       41

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       44

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       45

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       46

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569679	364A 7/18 9/18

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. In addition to rising inflation and interest rates, the biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors is whether equities in the back half of 2018 take their cues from these trends in place or the policy and political wavering that have characterized much of the first half of the year.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
24	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
39	Trustees and Officers
43	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The U.S. stock market posted a strong gain

Although volatility increased beginning in early 2018, the U.S. equity market still climbed, benefiting from improved economic growth and new legislation that lowered corporate tax rates.

A boost from technology and consumer discretionary

Versus the Russell 3000 Index, security selection in the information technology and consumer discretionary sectors helped the fund, with an added contribution from positioning in consumer staples.

Industrials and healthcare sectors detracted

Stock picks in the industrials and healthcare sectors hindered the fund's relative result; positioning in the financials sector, a sizable overweight, was an added headwind.

SECTOR COMPOSITION AS OF 7/31/18 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What factors drove the stock market during the 12 months ended July 31, 2018?

It was a tale of two halves. In the first six months of the period, improved U.S. and global economic growth aided corporate earnings, in turn helping stocks. The passage last December of a new tax law that significantly lowered corporate tax rates and bolstered earnings prospects further aided returns. Added tailwinds came from continued recovery in the U.S. housing market and higher energy prices. Against this backdrop, the U.S. Federal Reserve (Fed) inched its target short-term interest rate higher last December. U.S. stocks reached a new high early in the year.

However, the tide turned in late January, as stronger-than-expected wage growth data stoked inflation fears. Worries that the Fed would have to step up the pace of its interest-rate hikes triggered a steep stock market downturn. Volatility increased as new import tariffs spurred the possibility of a global trade war. Despite these concerns, U.S. economic data remained positive, leading the Fed to hike short-term interest rates again in March and June. Oil prices that rose above $74 per barrel and better-than-expected quarterly earnings growth gave an added boost in the second half of the period.

Which sectors were winners and losers in this environment?

Within the fund's benchmark, the broad-based Russell 3000 Index, the information technology sector posted the strongest gain by far, buoyed by secular trends, including the shift to cloud computing. Elsewhere, standouts included consumer discretionary stocks, which were helped by strengthening economic growth and improving consumer confidence, and energy stocks, which benefited from rising oil prices. Many other sectors, notably healthcare, industrials, and financials, notched double-digit returns. By contrast, more defensive, dividend-paying sectors—including telecommunication services and consumer staples—were weak.

How did the fund perform for the one-year period?

The fund's Class A shares returned 17.14% (excluding sales charges), besting the gain of the benchmark. Stock picks in the information technology and consumer discretionary sectors gave the

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

"Stock picks in the information technology and consumer discretionary sectors gave the biggest boosts by far to relative performance."
biggest boosts by far to relative performance. Positioning in consumer staples, an underweight, further aided results. Bottom-up security selection remained focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimates of intrinsic value.

Which stocks most aided relative performance?

A sizable overweight in Amazon.com, Inc. in the consumer discretionary sector had the biggest impact. Amazon's shares soared, as the company's highly profitable cloud computing business, the expansion of its e-commerce operation worldwide, and the growing popularity of its Amazon Prime membership program led to earnings results that significantly surpassed expectations. Amazon was the fund's largest holding.

Another standout was social messaging company Twitter, Inc., a tech company that had a blockbuster year, buoyed by product improvements that led to increased user engagement, better revenue opportunities for advertisers, and attention from President Trump's frequent tweets.

Which other stocks stood out?

An out-of-benchmark stake in CarGurus, Inc. rallied nicely, helped by the growing popularity of the online used car site and prospects for expanding its share of the $37 billion U.S. auto industry advertising market. A sizable overweight in consumer technology leader Apple, Inc. also

TOP 10 HOLDINGS AS OF 7/31/18 (%)

Amazon.com, Inc.	8.0
Apple, Inc.	6.9
General Electric Company	5.4
Citigroup, Inc.	5.1
Bank of America Corp.	4.8
Polaris Industries, Inc.	4.7
Cargurus, Inc.	4.4
Alphabet, Inc., Class A	4.2
Lennar Corp., A Shares	4.2
The Goldman Sachs Group, Inc.	4.2
TOTAL	51.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

"During the past year, we took advantage of volatility to add our weightings in the industrials and information technology sectors."
contributed. Impressive growth in the services side of its business and in its other products category, which includes Apple Watches, as well as pricing power, helped drive better-than-expected quarterly revenue and earnings. News that famed investor Warren Buffett had added to his Apple holdings in the first quarter fueled added gains. Apple was a top-ten holding at period end.

Elsewhere, a small, out-of-benchmark stake in Greenhill & Co., Inc. further aided relative results. Shares of this New York-based investment bank rose following better-than-expected quarterly results, attributed to an increase in merger-and-acquisition activity, and a large stock buyback program.

Switching gears, which sectors and stocks hurt relative performance?

Security selection in the industrials sector was the biggest detractor, mainly due to a large overweight in the General Electric Company (GE). The diversified industrials conglomerate brought in new leadership last summer to help turn around its struggling business. In November, management cut the company's dividend by 50%, causing the stock to slide. Then fourth-quarter earnings results disappointed due largely to weak performance in the company's power-generation business. A federal government investigation into GE's accounting practices and concern around its reserves for a legacy long-term care business further pressured the return. Despite first-quarter earnings results that beat low market expectations and news in June that the company planned to slim down and spin off or sell various businesses, the stock ended the period with a sizable loss.

Picks in healthcare and positioning in financials further hampered relative performance. In healthcare, much of the underperformance came from an investment in Ireland-based pharmaceuticals company Allergan PLC, best known as the maker of Botox anti-wrinkle treatment. Worries about the upcoming patent expiration for its number two product, Restasis dry-eye drops, pressured the stock for much of the year. However, we were encouraged by the company's latest earnings report, positive outlook for the rest of 2018, and strong product pipeline.

In financials, a sizable overweight, an investment in global asset manager Affiliated Managers Group, Inc. declined due to increased competition from exchange-traded funds and the company's underexposure to growth investment vehicles, which outperformed value by a wide margin this past year. Elsewhere, an out-of-benchmark stake in mattress company Tempur Sealy International, Inc. disappointed. Competitive pressure for Tempur Sealy's lower-end Sealy line and heavy discounting by former customer and bedding retailer Mattress Firm also pressured the stock. Another disappointment in the consumer discretionary sector came from an overweighting in Liberty Media

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

Corp.-Liberty Formula One. Shares of the global race car franchise stalled as investors waited for the company's turnaround efforts to yield results.

How is the fund positioned at period end?

The fund continues to have an economically sensitive bias, with sizable overweights in the consumer discretionary and financials sectors. During the past year, we took advantage of volatility to add our weightings in the industrials and information technology sectors. We offset these purchases with significantly reduced stakes in consumer staples and healthcare. The fund remains biased toward large-cap stocks, with roughly 70% of assets in securities with market caps greater than $10 billion at period end.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	11.29	11.98	12.65	76.04	134.88
Class C3	15.25	12.49	13.01	80.09	140.28
Class I2	17.50	13.50	13.88	88.36	153.78
Class R2[2,3]	17.09	13.21	13.51	85.93	148.07
Class R4[2,3]	17.31	13.30	13.58	86.72	149.13
Class R6[2,3]	17.62	13.44	13.68	87.88	150.67
Index†	16.39	12.83	12.92	82.83	138.87

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.35	2.05	1.04	1.45	1.30	0.95
Net (%)	1.35	2.05	1.04	1.45	1.20	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C4	6-1-11	24,028	24,028	23,887
Class I2	6-1-11	25,378	25,378	23,887
Class R2[2,3]	6-1-11	24,807	24,807	23,887
Class R4[2,3]	6-1-11	24,913	24,913	23,887
Class R6[2,3]	6-1-11	25,067	25,067	23,887

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	For certain types of investors as described in the fund's prospectus.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4 and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 6-1-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
10	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,006.60	$6.32	1.27%
	Hypothetical example	1,000.00	1,018.50	6.36	1.27%
Class C	Actual expenses/actual returns	1,000.00	1,003.10	9.78	1.97%
	Hypothetical example	1,000.00	1,015.00	9.84	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,008.50	4.88	0.98%
	Hypothetical example	1,000.00	1,019.90	4.91	0.98%
Class R2	Actual expenses/actual returns	1,000.00	1,006.00	6.91	1.39%
	Hypothetical example	1,000.00	1,017.90	6.95	1.39%
Class R4	Actual expenses/actual returns	1,000.00	1,007.50	5.62	1.13%
	Hypothetical example	1,000.00	1,019.20	5.66	1.13%
Class R6	Actual expenses/actual returns	1,000.00	1,009.00	4.38	0.88%
	Hypothetical example	1,000.00	1,020.40	4.41	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	11

Fund’s investments
AS OF 7-31-18
	Shares	Value
Common stocks 97.9%		$96,096,041
(Cost $77,721,511)
Consumer discretionary 24.9%		24,434,598
Household durables 7.5%
Lennar Corp., A Shares	78,744	4,115,949
Lennar Corp., B Shares	713	30,802
NVR, Inc. (A)	259	714,692
Tempur Sealy International, Inc. (A)	50,362	2,461,191
Internet and direct marketing retail 8.0%
Amazon.com, Inc. (A)	4,403	7,826,067
Leisure products 4.7%
Polaris Industries, Inc.	43,710	4,607,908
Media 2.8%
Liberty Media Corp.-Liberty Formula One, Series C (A)	78,742	2,775,656
Specialty retail 1.9%
CarMax, Inc. (A)	9,716	725,591
Group 1 Automotive, Inc.	16,813	1,176,742
Consumer staples 1.7%		1,697,270
Beverages 1.7%
Anheuser-Busch InBev SA, ADR	7,941	807,759
Diageo PLC, ADR	6,040	889,511
Energy 6.4%		6,285,981
Energy equipment and services 2.8%
National Oilwell Varco, Inc.	36,385	1,769,039
Schlumberger, Ltd.	15,069	1,017,459
Oil, gas and consumable fuels 3.6%
Cheniere Energy, Inc. (A)	29,322	1,861,947
Kinder Morgan, Inc.	27,674	492,044
Suncor Energy, Inc.	27,183	1,145,492
Financials 22.1%		21,713,075
Banks 9.9%
Bank of America Corp.	151,869	4,689,715
Citigroup, Inc.	70,327	5,055,808
Capital markets 10.7%
Affiliated Managers Group, Inc.	9,736	1,557,857
FactSet Research Systems, Inc.	2,425	488,298
Greenhill & Company, Inc.	34,510	1,128,477
Morgan Stanley	63,116	3,191,145
The Goldman Sachs Group, Inc.	17,313	4,110,626
Consumer finance 1.5%
American Express Company	11,142	1,108,852
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance (continued)
Synchrony Financial	13,210	$382,297
Health care 4.8%		4,689,182
Biotechnology 2.8%
Amgen, Inc.	14,023	2,756,221
Health care equipment and supplies 0.5%
Hologic, Inc. (A)	12,090	518,782
Pharmaceuticals 1.5%
Allergan PLC	7,682	1,414,179
Industrials 10.8%		10,622,992
Electrical equipment 1.9%
Regal Beloit Corp.	10,128	870,502
Sensata Technologies Holding PLC (A)	18,785	1,021,340
Industrial conglomerates 5.4%
General Electric Company	388,397	5,293,850
Machinery 0.9%
The Manitowoc Company, Inc. (A)	19,285	510,860
Welbilt, Inc. (A)	17,738	404,426
Professional services 2.1%
IHS Markit, Ltd. (A)	38,284	2,030,201
Trading companies and distributors 0.5%
United Rentals, Inc. (A)	1,904	283,315
WESCO International, Inc. (A)	3,418	208,498
Information technology 23.7%		23,265,908
Internet software and services 14.2%
Alphabet, Inc., Class A (A)	3,381	4,149,231
CarGurus, Inc. (A)	99,792	4,325,983
Facebook, Inc., Class A (A)	19,585	3,379,979
Twitter, Inc. (A)	64,562	2,057,591
Software 2.6%
Workday, Inc., Class A (A)	21,065	2,612,481
Technology hardware, storage and peripherals 6.9%
Apple, Inc.	35,423	6,740,643
Materials 1.3%		1,237,055
Paper and forest products 1.3%
Louisiana-Pacific Corp.	45,953	1,237,055
Real estate 2.2%		2,149,980
Equity real estate investment trusts 1.7%
American Tower Corp.	11,251	1,667,848
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

	Shares	Value
Real estate (continued)
Real estate management and development 0.5%
Five Point Holdings LLC, Class A (A)	43,086	$482,132

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 2.7%				$2,658,311
(Cost $2,658,311)
U.S. Government Agency 1.0%				990,000
Federal Agricultural Mortgage Corp. Discount Note	1.770	08-01-18	193,000	193,000
Federal Home Loan Bank Discount Note	1.770	08-01-18	797,000	797,000

	Yield (%)	Shares	Value
Money market funds 0.1%			81,311
State Street Institutional U.S. Government Money Market Fund, Premier Class	1.8296(B)	81,311	81,311

	Par value^	Value
Repurchase agreement 1.6%		1,587,000
Barclays Tri-Party Repurchase Agreement dated 7-31-18 at 1.900% to be repurchased at $1,587,084 on 8-1-18, collateralized by $1,505,700 U.S. Treasury Inflation Indexed Bonds, 1.000% due 2-15-46 (valued at $1,618,830 including interest)	1,587,000	1,587,000

Total investments (Cost $80,379,822) 100.6%	$98,754,352
Other assets and liabilities, net (0.6%)	(597,094)
Total net assets 100.0%	$98,157,258

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $80,422,509. Net unrealized appreciation aggregated to $18,331,843, of which $21,314,991 related to gross unrealized appreciation and $2,983,148 related to gross unrealized depreciation.
14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $80,379,822)	$98,754,352
Foreign currency, at value (Cost $1,659)	1,705
Dividends and interest receivable	28,917
Receivable for fund shares sold	31,586
Receivable for investments sold	59,327
Receivable from affiliates	127
Other assets	51,861
Total assets	98,927,875
Liabilities
Payable for investments purchased	671,066
Payable for fund shares repurchased	12,337
Payable to affiliates
Accounting and legal services fees	3,199
Transfer agent fees	8,267
Distribution and service fees	256
Trustees' fees	230
Other liabilities and accrued expenses	75,262
Total liabilities	770,617
Net assets	$98,157,258
Net assets consist of
Paid-in capital	$76,247,120
Accumulated net realized gain (loss) on investments and foreign currency transactions	3,535,562
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	18,374,576
Net assets	$98,157,258

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($48,891,120 ÷ 2,464,585 shares) [1]	$19.84
Class C ($6,441,408 ÷ 332,654 shares) [1]	$19.36
Class I ($28,597,110 ÷ 1,424,351 shares)	$20.08
Class R2 ($256,463 ÷ 12,834 shares)	$19.98
Class R4 ($992,771 ÷ 49,566 shares)	$20.03
Class R6 ($12,978,386 ÷ 645,823 shares)	$20.10
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$20.88

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	15

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Dividends	$871,965
Interest	46,189
Less foreign taxes withheld	(8,895)
Total investment income	909,259
Expenses
Investment management fees	602,666
Distribution and service fees	196,445
Accounting and legal services fees	12,625
Transfer agent fees	87,596
Trustees' fees	1,511
Custodian fees	16,397
State registration fees	91,356
Printing and postage	33,808
Professional fees	50,341
Other	12,384
Total expenses	1,105,129
Less expense reductions	(48,538)
Net expenses	1,056,591
Net investment loss	(147,332)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	4,797,395
4,797,395
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	8,809,351
8,809,351
Net realized and unrealized gain	13,606,746
Increase in net assets from operations	$13,459,414

16	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(147,332)	$684,078
Net realized gain	4,797,395	26,145,806
Change in net unrealized appreciation (depreciation)	8,809,351	(4,942,934)
Increase in net assets resulting from operations	13,459,414	21,886,950
Distributions to shareholders
From net investment income
Class A	—	(44,099)
Class I	(49,116)	(34,466)
Class R2	(52)	(333)
Class R4	(1,224)	(424)
Class R6	(19,235)	(17,425)
Class NAV[1]	—	(549,199)
From net realized gain
Class A	(2,573,481)	—
Class C	(320,001)	—
Class I	(1,684,737)	—
Class R2	(4,196)	—
Class R4	(55,469)	—
Class R6	(498,178)	—
Total distributions	(5,205,689)	(645,946)
From fund share transactions	20,036,890	(110,697,141)
Total increase (decrease)	28,290,615	(89,456,137)
Net assets
Beginning of year	69,866,643	159,322,780
End of year	$98,157,258	$69,866,643
Undistributed net investment income	—	$53,109

[1]	Class NAV shares were liquidated on 3-3-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	17

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$17.95	$14.97	$16.16	$14.33	$12.88
Net investment income (loss)[1]	(0.05)	0.03	— [2]	(0.04)	— [2]
Net realized and unrealized gain (loss) on investments	3.08	2.97	(0.40)	2.27	2.12
Total from investment operations	3.03	3.00	(0.40)	2.23	2.12
Less distributions
From net investment income	—	(0.02)	—	—	(0.01)
From net realized gain	(1.14)	—	(0.79)	(0.40)	(0.66)
Total distributions	(1.14)	(0.02)	(0.79)	(0.40)	(0.67)
Net asset value, end of period	$19.84	$17.95	$14.97	$16.16	$14.33
Total return (%)[3,4]	17.14	20.07	(2.43)	15.77	16.62
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$38	$30	$23	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	1.33	1.35	1.28	1.30	1.78
Expenses including reductions	1.28	1.26	1.27	1.29	1.30
Net investment income (loss)	(0.25)	0.18	(0.03)	(0.29)	(0.02)
Portfolio turnover (%)	23	52	40	42	44

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$17.67	$14.81	$16.11	$14.37	$14.54
Net investment loss[2]	(0.18)	(0.09)	(0.11)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	3.01	2.95	(0.40)	2.30	(0.15)
Total from investment operations	2.83	2.86	(0.51)	2.14	(0.17)
Less distributions
From net realized gain	(1.14)	—	(0.79)	(0.40)	—
Net asset value, end of period	$19.36	$17.67	$14.81	$16.11	$14.37
Total return (%)[3,4]	16.25	19.31	(3.14)	15.09	(1.17) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$5	$3	$2	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.05	1.98	2.69	17.05 [7]
Expenses including reductions	1.98	1.96	1.97	2.00	2.00 [7]
Net investment loss	(0.95)	(0.54)	(0.74)	(1.06)	(1.39) [7]
Portfolio turnover (%)	23	52	40	42	44 [8]

[1]	The inception date for Class C shares is 6-27-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-13 to 7-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	19

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$18.13	$15.12	$16.27	$14.39	$12.93
Net investment income[1]	0.01	0.07	0.04	0.01	0.05
Net realized and unrealized gain (loss) on investments	3.11	3.01	(0.39)	2.29	2.12
Total from investment operations	3.12	3.08	(0.35)	2.30	2.17
Less distributions
From net investment income	(0.03)	(0.07)	(0.01)	(0.02)	(0.05)
From net realized gain	(1.14)	—	(0.79)	(0.40)	(0.66)
Total distributions	(1.17)	(0.07)	(0.80)	(0.42)	(0.71)
Net asset value, end of period	$20.08	$18.13	$15.12	$16.27	$14.39
Total return (%)[2]	17.50	20.40	(2.08)	16.20	17.01
Ratios and supplemental data
Net assets, end of period (in millions)	$29	$21	$8	$11	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.04	0.97	1.05	1.76
Expenses including reductions	0.98	0.95	0.95	0.94	0.94
Net investment income	0.03	0.42	0.27	0.07	0.37
Portfolio turnover (%)	23	52	40	42	44

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.09	$15.09	$16.26	$15.12
Net investment income (loss)[2]	(0.05)	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	3.09	2.99	(0.40)	1.15
Total from investment operations	3.04	3.05	(0.38)	1.14
Less distributions
From net investment income	(0.01)	(0.05)	—	—
From net realized gain	(1.14)	—	(0.79)	—
Total distributions	(1.15)	(0.05)	(0.79)	—
Net asset value, end of period	$19.98	$18.09	$15.09	$16.26
Total return (%)[3]	17.09	20.25	(2.28)	7.54 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.20	1.12	1.10 [6]
Expenses including reductions	1.30	1.11	1.11	1.10 [6]
Net investment income (loss)	(0.28)	0.35	0.13	(0.19) [6]
Portfolio turnover (%)	23	52	40	42 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	21

CLASS R4 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.11	$15.10	$16.27	$15.12
Net investment income (loss)[2]	(0.02)	0.07	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	3.11	3.00	(0.40)	1.16
Total from investment operations	3.09	3.07	(0.37)	1.15
Less distributions
From net investment income	(0.03)	(0.06)	(0.01)	—
From net realized gain	(1.14)	—	(0.79)	—
Total distributions	(1.17)	(0.06)	(0.80)	—
Net asset value, end of period	$20.03	$18.11	$15.10	$16.27
Total return (%)[3]	17.31	20.42	(2.24)	7.61 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.19	1.12	1.10 [6]
Expenses including reductions	1.12	1.01	1.01	1.00 [6]
Net investment income (loss)	(0.12)	0.45	0.23	(0.09) [6]
Portfolio turnover (%)	23	52	40	42 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
22	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$18.14	$15.12	$16.28	$15.12
Net investment income[2]	0.02	0.09	0.07	— [3]
Net realized and unrealized gain (loss) on investments	3.12	3.01	(0.42)	1.16
Total from investment operations	3.14	3.10	(0.35)	1.16
Less distributions
From net investment income	(0.04)	(0.08)	(0.02)	—
From net realized gain	(1.14)	—	(0.79)	—
Total distributions	(1.18)	(0.08)	(0.81)	—
Net asset value, end of period	$20.10	$18.14	$15.12	$16.28
Total return (%)[4]	17.62	20.59	(2.10)	7.67 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$13	$6	$3	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.95	0.86	0.85 [7]
Expenses including reductions	0.88	0.85	0.84	0.83 [7]
Net investment income	0.13	0.52	0.49	0.01 [7]
Portfolio turnover (%)	23	52	40	42 [8]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	23

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered by the fund are detailed in the Statement of Assets and Liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       24

determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2018, all investments are categorized as Level 1 under the hierarchy described above, except for U.S. Government Agency discount notes and repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       25

security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $2,133.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of, July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$110,649	$645,946
Long-term capital gains	5,095,040	—
Total	$5,205,689	$645,946

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $236,386 of undistributed ordinary income and of $3,341,862 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       26

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has voluntarily agreed to reduce its management fee, or if necessary make payment to the fund, in an amount equal to the amount by which the expenses of the fund exceed 0.20% of the average net assets of the fund. For purposes of this agreement, "expenses of the fund" means all the expenses of the fund, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) management fees, (f) class-specific expenses, (g) underlying fund expenses (acquired fund fees), and (h) short dividend expense. This voluntary expense reimbursement will continue in effect until terminated at any time by the Advisor on notice to the fund.

Prior to December 1,2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to the class.

The expense reductions described above amounted to the following for the year ended July 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$24,046	Class R4	$439
Class C	3,054	Class R6	5,271
Class I	14,784	Total	$47,698
Class R2	104

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       27

preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $840 for Class R4 shares for the year ended July 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $104,469 for the year ended July 31, 2018. Of this amount, $17,635 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $84,722 was paid as sales commissions to broker-dealers and $2,112 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $46 and $439 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$135,168	$48,886
Class C	57,578	6,247
Class I	—	31,154
Class R2	825	24
Class R4	2,874	102
Class R6	—	1,183
Total	$196,445	$87,596

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       28

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income
Lender	$1,023,839	1	1.205%	$34

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	759,938	$14,646,498	1,014,321	$16,662,793
Distributions reinvested	135,097	2,572,241	2,782	44,038
Repurchased	(548,351)	(10,544,267)	(907,934)	(14,640,469)
Net increase	346,684	$6,674,472	109,169	$2,066,362
Class C shares
Sold	118,563	$2,234,524	140,596	$2,294,877
Distributions reinvested	17,149	320,001	—	—
Repurchased	(67,111)	(1,262,712)	(56,427)	(894,645)
Net increase	68,601	$1,291,813	84,169	$1,400,232
Class I shares
Sold	999,600	$19,254,792	1,148,414	$19,373,564
Distributions reinvested	90,027	1,731,228	2,160	34,466
Repurchased	(797,401)	(15,526,258)	(564,647)	(9,019,810)
Net increase	292,226	$5,459,762	585,927	$10,388,220
Class R2 shares
Sold	12,703	$245,305	55	$947
Distributions reinvested	65	1,246	—	—
Repurchased	(6,672)	(130,678)	(34)	(573)
Net increase	6,096	$115,873	21	$374
Class R4 shares
Sold	48,432	$918,794	—	—
Distributions reinvested	2,801	53,800	—	—
Repurchased	(8,281)	(162,318)	—	—
Net increase	42,952	$810,276	—	—
Class R6 shares
Sold	315,298	$6,150,653	143,355	$2,463,700
Distributions reinvested	26,893	517,413	1,092	17,425
Repurchased	(49,479)	(983,372)	(6,384)	(102,619)
Net increase	292,712	$5,684,694	138,063	$2,378,506

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		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	—	—	19,943	$300,533
Distributions reinvested	—	—	34,411	549,199
Repurchased	—	—	(7,648,620)	(127,780,567)
Net decrease	—	—	(7,594,266)	$(126,930,835)
Total net increase (decrease)	1,049,271	$20,036,890	(6,676,917)	$(110,697,141)

There were no fund share transactions for Class R4 for the year ended July 31, 2017.

Class NAV liquidated on March 3, 2017.

Affiliates of the fund owned 58% of shares of Class R6 on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

On February 28, 2017, there was a redemption in kind from Class NAV of $87,117,054, which represented approximately 54% of the fund on that date. For purposes of US GAAP, this transaction was treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $35,022,564 and $19,219,644, respectively, for the year ended July 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Fundamental All Cap Core Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $5,095,040 in long term capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       33

determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group average for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to its peer group and benchmark for the period since its inception and for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       35

(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       41

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       42

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       43

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569684	376A 7/18 9/18

John Hancock

Fundamental Large Cap Value Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China. In addition to rising inflation and interest rates, the biggest threat today to the nine-year bull market may in fact be policy uncertainty, a theme that will likely only become more pronounced as we head into November's midterm elections.

The short-term uncertainty notwithstanding, the good news is that asset prices of stocks are ultimately driven by fundamentals, and those continue to appear extremely supportive. Unemployment sits close to historic lows, consumer confidence is up and trending higher, and the housing market has continued to strengthen, buoyed in part by rising demand. The question for investors is whether equities in the back half of 2018 take their cues from these trends in place or the policy and political wavering that have characterized much of the first half of the year.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The U.S. stock market posted a strong gain

Although volatility increased beginning in early 2018, the U.S. equity market still climbed, benefiting from improved economic growth, better-than-expected corporate earnings, and new legislation lowering corporate tax rates.

Value stocks lagged growth stocks

During the period, investors generally favored stocks with the strongest earnings growth prospects, notably information technology, over seemingly attractively priced stocks.

Industrials and healthcare detracted

Stock picks in the industrials and healthcare sectors hindered performance versus the fund's benchmark, the Russell 1000 Value index, while picks in consumer discretionary and a sizable overweight in information technology helped.

SECTOR COMPOSITION AS OF 7/31/18 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy)Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

What factors drove stocks higher during the 12 months ended July 31, 2018?

Stocks rallied this past year, particularly in the first half of the period, as improved U.S. and global economic growth aided corporate earnings. The passage last December of a new tax law that significantly lowered corporate tax rates further bolstered earnings prospects and returns. Added tailwinds came from continued recovery in the U.S. housing market and higher energy prices. Against this backdrop, the U.S. Federal Reserve (Fed) moved ahead in December with another small increase in its target short-term interest rate. U.S. stocks reached a new high early in the year.

However, the tide turned in late January as stronger-than-expected wage growth data stoked inflation fears. Worries that the Fed would have to step up the pace of its interest-rate hikes triggered a stock market downturn. Volatility increased as new import tariffs spurred the possibility of a global trade war. However, U.S. economic news remained favorable, pushing the Fed to increase short-term interest rates again in March and June. In addition, oil prices rose above $74 per barrel last spring—their highest level since November 2014—and quarterly earnings growth was better than expected. Against this backdrop, growth stocks beat value stocks by a wide margin.

Which sectors were winners and losers?

Within the fund's benchmark, the Russell 1000 Value Index, information technology stocks posted the strongest gain, benefiting from secular trends, including the shift to cloud computing. Energy stocks were also notable outperformers, helped by higher oil prices. Elsewhere, materials and financials turned in sizable gains, thanks to an improved economic backdrop. Laggards included more defensive sectors, notably consumer staples and telecommunication services, both of which declined.

How did the fund perform for the one-year period?

The fund's Class A shares returned 8.27% (excluding sales charges), underperforming its benchmark. Stock picks in the industrials and healthcare sectors hurt relative performance, while investment choices in consumer discretionary and a sizable overweight in information technology

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       4

"... U.S. economic news remained favorable, pushing the Fed to increase short-term interest rates again in March and June."
helped. Bottom-up security selection remained focused on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods and discounted stock prices relative to our estimate of intrinsic value.

Which stocks most hurt relative performance?

Most of our underperformance in the industrials sector came from a large overweight in the General Electric Company (GE). The diversified industrials conglomerate brought in new leadership last summer to help turn around its struggling business. In November, management cut the company's dividend by 50%, causing the stock to slide. Then fourth-quarter earnings results disappointed due largely to weak performance in the company's power-generation business. A federal government investigation into GE's accounting practices and concern around reserves for its legacy long-term care business further pressured the return. Despite better-than-expected first-quarter earnings and news in June of plans to spin off the healthcare unit and sell the energy business, GE's stock ended the year period with a sizable loss.

What caused the underperformance elsewhere?

In healthcare, much of the problem came from our investment in Ireland-based pharmaceuticals company Allergan PLC, best known for its Botox anti-wrinkle treatment. Worries about the upcoming patent expiration for Allergan's number two product, Restasis dry-eye drops, pressured the stock. However, we held on to the fund's position, encouraged by the company's new product pipeline, latest earnings report, and positive outlook for the rest of 2018.

TOP 10 HOLDINGS AS OF 7/31/18 (%)

Bank of America Corp.	6.0
Apple, Inc.	5.7
General Electric Company	5.7
Citigroup, Inc.	5.1
The Goldman Sachs Group, Inc.	4.6
Morgan Stanley	3.9
Microsoft Corp.	3.3
JPMorgan Chase & Co.	3.1
Union Pacific Corp.	3.0
Lennar Corp., A Shares	3.0
TOTAL	43.4
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       5

"Financials remained the fund's largest sector allocation and a sizable overweight... conversely, we cut consumer staples ..."

In financials, an overweight in global asset manager Affiliated Managers Group, Inc. declined due to increased competition from exchange-traded funds and the company's underexposure to growth investment vehicles. In consumer discretionary, shares of global information-measurement company Nielsen Holdings PLC plunged when it cut earnings guidance. The buy side of the business, which measures consumer-buying trends, disappointed investors as traditional brick-and-mortar retailers remained under pressure. Meanwhile, the watch (or media ratings) side of the business slowed outside the United States. News in July that Nielsen's CEO would step down at the end of 2018 further weighed on the stock. Given mounting uncertainty, we decided to eliminate the position before period end.

On a more positive note, which stocks aided relative performance?

Two of the biggest individual contributors came from information technology. Consumer technology leader Apple, Inc., which isn't in the benchmark, gained as impressive growth in its services and other products categories (which includes Apple Watches) along with pricing power on its phones helped drive better-than-expected quarterly revenue and earnings results. News that famed investor Warren Buffett had added to his Apple holdings in the first quarter fueled added gains. Apple was a top-ten holding at period end. Another tech winner was software giant Microsoft Corp., best known for its Windows operating system and Office products. Growth in the company's cloud computing business especially helped the stock. We believe Microsoft's extensive existing corporate relationships and loyal developer community make it uniquely positioned to benefit as more companies shift to the cloud.

Were there notable individual contributors elsewhere?

In the industrials sector, a sizable overweight in Union Pacific Corp. had a positive impact. This large freight hauling railroad company operates west of Chicago. A better economic backdrop drove increased volumes and pricing, helping to push the stock much higher. In energy, an investment in energy services company National Oilwell Varco, Inc. rallied sharply, as higher oil prices led to increased deepwater drilling activity.

How was the fund positioned at period end?

The fund ended the period with a much higher stake and sizable overweight in industrials. Most of the increase here came as we took advantage of GE's share price weakness and added to the position. GE was a top-ten holding at period end. Exposure to information technology grew through

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       6

both additions and appreciation. Financials remained the fund's largest sector allocation and a sizable overweight at about 33% of assets; conversely, we cut consumer staples to under 4% of assets, down from nearly 9%. We also trimmed healthcare. The fund continues to have no exposure to more defensive sectors, including telecommunication services, real estate, and utilities.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Nicholas P. Renart On the fund since 2015 Investing since 2005

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	2.85	7.56	10.16	43.97	100.12
Class C2	6.49	8.02	10.49	47.08	104.44
Class I3	8.55	8.98	11.34	53.74	115.91
Class R2[2,3]	8.18	8.70	10.97	51.73	110.90
Class R4[2,3]	8.57	8.87	11.09	52.91	112.55
Class R6[2,3]	8.66	8.98	11.18	53.72	113.67
Class NAV[3,4]	8.67	9.17	15.28	55.07	168.33
Index†	9.54	10.04	11.27	61.35	115.02

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until November 30, 2018 and are subject to change. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.11	1.81	0.80	1.21	1.06	0.71	0.69
Net (%)	1.11	1.81	0.80	1.21	0.96	0.71	0.69

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,5	6-1-11	20,444	20,444	21,502
Class I3	6-1-11	21,591	21,591	21,502
Class R2[2,3]	6-1-11	21,090	21,090	21,502
Class R4[2,3]	6-1-11	21,255	21,255	21,502
Class R6[2,3]	6-1-11	21,367	21,367	21,502
Class NAV[3,4]	8-23-11	26,833	26,833	21,502

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	Class C shares were first offered on 6-27-14; Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 6-1-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary..
3	For certain types of investors as described in the fund's prospectuses.
4	From 8-23-11.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 970.50	$5.42	1.11%
	Hypothetical example	1,000.00	1,019.30	5.56	1.11%
Class C	Actual expenses/actual returns	1,000.00	967.20	8.83	1.81%
	Hypothetical example	1,000.00	1,015.80	9.05	1.81%
Class I	Actual expenses/actual returns	1,000.00	972.00	3.96	0.81%
	Hypothetical example	1,000.00	1,020.80	4.06	0.81%
Class R2	Actual expenses/actual returns	1,000.00	970.00	5.81	1.19%
	Hypothetical example	1,000.00	1,018.90	5.96	1.19%
Class R4	Actual expenses/actual returns	1,000.00	971.30	4.25	0.87%
	Hypothetical example	1,000.00	1,020.50	4.36	0.87%
Class R6	Actual expenses/actual returns	1,000.00	972.00	3.47	0.71%
	Hypothetical example	1,000.00	1,021.30	3.56	0.71%
Class NAV	Actual expenses/actual returns	1,000.00	972.60	3.42	0.70%
	Hypothetical example	1,000.00	1,021.30	3.51	0.70%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	11

Fund’s investments
AS OF 7-31-18
	Shares	Value
Common stocks 99.1%		$767,197,173
(Cost $631,874,288)
Consumer discretionary 8.5%		65,732,894
Auto components 0.4%
Adient PLC	61,405	2,924,720
Household durables 4.3%
Lennar Corp., A Shares	440,630	23,031,730
Lennar Corp., B Shares	5,732	247,622
Tempur Sealy International, Inc. (A)	208,893	10,208,601
Media 1.6%
Twenty-First Century Fox, Inc., Class A	269,545	12,129,525
Specialty retail 2.2%
AutoZone, Inc. (A)	12,773	9,011,735
Group 1 Automotive, Inc.	116,859	8,178,961
Consumer staples 3.6%		27,552,596
Beverages 2.6%
Anheuser-Busch InBev SA, ADR	108,196	11,005,697
Heineken Holding NV	91,205	8,819,332
Food products 1.0%
Danone SA	98,425	7,727,567
Energy 11.1%		85,648,983
Energy equipment and services 3.0%
National Oilwell Varco, Inc.	473,473	23,020,257
Oil, gas and consumable fuels 8.1%
Chevron Corp.	138,512	17,489,910
Exxon Mobil Corp.	277,652	22,631,415
Kinder Morgan, Inc.	605,354	10,763,194
Suncor Energy, Inc.	278,695	11,744,207
Financials 32.6%		252,027,340
Banks 17.1%
Bank of America Corp.	1,499,197	46,295,203
CIT Group, Inc.	268,170	14,194,238
Citigroup, Inc.	545,402	39,208,950
JPMorgan Chase & Co.	211,947	24,363,308
Wells Fargo & Company	140,913	8,072,906
Capital markets 9.9%
Affiliated Managers Group, Inc.	71,636	11,462,476
Morgan Stanley	592,540	29,958,822
The Goldman Sachs Group, Inc.	149,440	35,481,539
Consumer finance 4.2%
American Express Company	220,414	21,935,601
12	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance (continued)
Synchrony Financial	363,828	$10,529,182
Insurance 1.4%
Prudential Financial, Inc.	104,302	10,525,115
Health care 12.0%		93,207,987
Biotechnology 3.7%
Amgen, Inc.	21,585	4,242,532
Biogen, Inc. (A)	43,144	14,426,059
Gilead Sciences, Inc.	130,174	10,131,442
Health care equipment and supplies 3.2%
Danaher Corp.	86,818	8,905,790
Medtronic PLC	179,989	16,240,407
Health care providers and services 0.8%
Patterson Companies, Inc.	246,692	6,048,888
Pharmaceuticals 4.3%
Allergan PLC	113,570	20,907,101
Merck & Company, Inc.	186,819	12,305,768
Industrials 15.2%		117,814,650
Aerospace and defense 4.0%
L3 Technologies, Inc.	44,176	9,473,101
United Technologies Corp.	159,889	21,703,333
Industrial conglomerates 5.7%
General Electric Company	3,228,877	44,009,594
Machinery 1.6%
Parker-Hannifin Corp.	48,216	8,150,915
The Manitowoc Company, Inc. (A)	148,426	3,931,805
Road and rail 3.0%
Union Pacific Corp.	157,482	23,604,977
Trading companies and distributors 0.9%
United Rentals, Inc. (A)	46,646	6,940,925
Information technology 14.0%		108,634,105
Communications equipment 1.2%
Cisco Systems, Inc.	223,684	9,459,596
Internet software and services 2.3%
eBay, Inc. (A)	522,652	17,482,709
Software 4.8%
Microsoft Corp.	238,007	25,247,783
Oracle Corp.	254,521	12,135,561
Technology hardware, storage and peripherals 5.7%
Apple, Inc.	232,847	44,308,456
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	13

	Shares	Value
Materials 2.1%		$16,578,618
Chemicals 2.1%
LyondellBasell Industries NV, Class A	149,640	16,578,618

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.9%				$6,628,000
(Cost $6,628,000)
U.S. Government Agency 0.3%				2,468,000
Federal Agricultural Mortgage Corp. Discount Note	1.770	08-01-18	481,000	481,000
Federal Home Loan Bank Discount Note	1.770	08-01-18	1,987,000	1,987,000

	Par value^	Value
Repurchase agreement 0.6%		4,160,000
Barclays Tri-Party Repurchase Agreement dated 7-31-18 at 1.900% to be repurchased at $3,958,209 on 8-1-18, collateralized by $3,755,300 U.S. Treasury Inflation Indexed Bonds, 1.000% due 2-15-46 (valued at $4,037,453, including interest)	3,958,000	3,958,000
Repurchase Agreement with State Street Corp. dated 7-31-18 at 0.900% to be repurchased at $202,005 on 8-1-18, collateralized by $205,000 U.S. Treasury Inflation Indexed Notes, 0.125% due 4-15-22 (valued at $206,317, including interest)	202,000	202,000

Total investments (Cost $638,502,288) 100.0%	$773,825,173
Other assets and liabilities, net 0.0%	331,163
Total net assets 100.0%	$774,156,336

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $638,754,582. Net unrealized appreciation aggregated to $135,070,591, of which $165,928,997 related to gross unrealized appreciation and $30,858,406 related to gross unrealized depreciation.
14	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $638,502,288)	$773,825,173
Cash	728
Foreign currency, at value (Cost $56)	54
Dividends and interest receivable	577,133
Receivable for fund shares sold	25,293
Other assets	72,874
Total assets	774,501,255
Liabilities
Payable for fund shares repurchased	164,271
Payable to affiliates
Accounting and legal services fees	25,325
Transfer agent fees	2,280
Distribution and service fees	88
Trustees' fees	1,076
Other liabilities and accrued expenses	151,879
Total liabilities	344,919
Net assets	$774,156,336
Net assets consist of
Paid-in capital	$615,283,822
Undistributed net investment income	4,667,330
Accumulated net realized gain (loss) on investments and foreign currency transactions	18,882,301
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	135,322,883
Net assets	$774,156,336

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($20,324,460 ÷ 1,401,554 shares) [1]	$14.50
Class C ($2,006,850 ÷ 138,725 shares) [1]	$14.47
Class I ($1,802,304 ÷ 123,524 shares)	$14.59
Class R2 ($228,266 ÷ 15,709 shares)	$14.53
Class R4 ($46,986 ÷ 3,224 shares)	$14.57
Class R6 ($5,803,974 ÷ 398,044 shares)	$14.58
Class NAV ($743,943,496 ÷ 51,020,894 shares)	$14.58
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.26

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	15

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Dividends	$14,689,948
Interest	106,520
Less foreign taxes withheld	(183,640)
Total investment income	14,612,828
Expenses
Investment management fees	5,104,382
Distribution and service fees	81,860
Accounting and legal services fees	111,892
Transfer agent fees	27,406
Trustees' fees	10,380
Custodian fees	108,463
State registration fees	87,717
Printing and postage	36,786
Professional fees	69,869
Other	24,211
Total expenses	5,662,966
Less expense reductions	(66,745)
Net expenses	5,596,221
Net investment income	9,016,607
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	34,938,567
34,938,567
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	23,033,941
23,033,941
Net realized and unrealized gain	57,972,508
Increase in net assets from operations	$66,989,115

16	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income	$9,016,607	$13,313,144
Net realized gain	34,938,567	294,628,167
Change in net unrealized appreciation (depreciation)	23,033,941	(158,528,830)
Increase in net assets resulting from operations	66,989,115	149,412,481
Distributions to shareholders
From net investment income
Class A	(160,375)	(377,440)
Class C	(3,320)	(24,838)
Class I	(29,521)	(63,533)
Class R2	(2,091)	(5,693)
Class R4	(521)	(2,399)
Class R6	(58,959)	(24,466)
Class NAV	(9,177,347)	(17,083,834)
From net realized gain
Class A	(1,383,884)	(126,714)
Class C	(148,129)	(11,781)
Class I	(184,653)	(18,750)
Class R2	(17,899)	(1,850)
Class R4	(3,429)	(720)
Class R6	(338,402)	(6,941)
Class NAV	(52,532,794)	(4,840,712)
Total distributions	(64,041,324)	(22,589,671)
From fund share transactions	(29,452,605)	(554,250,979)
Total decrease	(26,504,814)	(427,428,169)
Net assets
Beginning of year	800,661,150	1,228,089,319
End of year	$774,156,336	$800,661,150
Undistributed net investment income	$4,667,330	$4,398,125
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	17

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$14.49	$12.80	$13.84	$13.62	$13.11
Net investment income[1]	0.11	0.12	0.12	0.09	0.07
Net realized and unrealized gain (loss) on investments	1.09	1.96	(0.52)	0.94	1.82
Total from investment operations	1.20	2.08	(0.40)	1.03	1.89
Less distributions
From net investment income	(0.13)	(0.29)	(0.09)	(0.07)	(0.09)
From net realized gain	(1.06)	(0.10)	(0.55)	(0.74)	(1.29)
Total distributions	(1.19)	(0.39)	(0.64)	(0.81)	(1.38)
Net asset value, end of period	$14.50	$14.49	$12.80	$13.84	$13.62
Total return (%)[2,3]	8.27	16.40	(2.92)	7.64	15.08
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$21	$17	$16	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.11	1.11	1.14	1.34
Expenses including reductions	1.10	1.10	1.10	1.13	1.30
Net investment income	0.76	0.88	0.93	0.62	0.54
Portfolio turnover (%)	26	49	21	20	24

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
18	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14 [1]
Per share operating performance
Net asset value, beginning of period	$14.47	$12.79	$13.83	$13.66	$13.87
Net investment income (loss)[2]	0.01	0.02	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	1.08	1.96	(0.52)	0.95	(0.20)
Total from investment operations	1.09	1.98	(0.49)	0.91	(0.21)
Less distributions
From net investment income	(0.03)	(0.20)	—	—	—
From net realized gain	(1.06)	(0.10)	(0.55)	(0.74)	—
Total distributions	(1.09)	(0.30)	(0.55)	(0.74)	—
Net asset value, end of period	$14.47	$14.47	$12.79	$13.83	$13.66
Total return (%)[3,4]	7.49	15.63	(3.59)	6.73	(1.51) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$1	$1	$— [6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	1.81	1.81	2.60	17.11 [7]
Expenses including reductions	1.80	1.80	1.80	2.00	2.00 [7]
Net investment income (loss)	0.06	0.17	0.22	(0.26)	(0.69) [7]
Portfolio turnover (%)	26	49	21	20	24 [8]

[1]	The inception date for Class C shares is 6-27-14.
[2]	Based on average daily shares outstanding.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Portfolio turnover is shown for the period from 8-1-13 to 7-31-14.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	19

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$14.58	$12.87	$13.92	$13.68	$13.17
Net investment income[1]	0.15	0.16	0.16	0.11	0.13
Net realized and unrealized gain (loss) on investments	1.09	1.98	(0.53)	0.96	1.81
Total from investment operations	1.24	2.14	(0.37)	1.07	1.94
Less distributions
From net investment income	(0.17)	(0.33)	(0.13)	(0.09)	(0.14)
From net realized gain	(1.06)	(0.10)	(0.55)	(0.74)	(1.29)
Total distributions	(1.23)	(0.43)	(0.68)	(0.83)	(1.43)
Net asset value, end of period	$14.59	$14.58	$12.87	$13.92	$13.68
Total return (%)[2]	8.55	16.81	(2.64)	7.93	15.40
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$5	$3	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.80	0.79	0.94	1.53
Expenses including reductions	0.81	0.79	0.78	0.93	0.94
Net investment income	1.04	1.18	1.24	0.76	0.96
Portfolio turnover (%)	26	49	21	20	24

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
20	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R2 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$14.53	$12.84	$13.90	$13.41
Net investment income[2]	0.10	0.12	0.13	0.03
Net realized and unrealized gain (loss) on investments	1.09	1.97	(0.53)	0.46
Total from investment operations	1.19	2.09	(0.40)	0.49
Less distributions
From net investment income	(0.13)	(0.30)	(0.11)	—
From net realized gain	(1.06)	(0.10)	(0.55)	—
Total distributions	(1.19)	(0.40)	(0.66)	—
Net asset value, end of period	$14.53	$14.53	$12.84	$13.90
Total return (%)[3]	8.18	16.43	(2.88)	3.65 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.16	1.11	1.05	0.93 [6]
Expenses including reductions	1.16	1.10	1.04	0.92 [6]
Net investment income	0.71	0.90	1.07	0.67 [6]
Portfolio turnover (%)	26	49	21	20 [7]

[1]	The inception date for Class R2 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	21

CLASS R4 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$14.55	$12.85	$13.90	$13.41
Net investment income[2]	0.15	0.16	0.15	0.04
Net realized and unrealized gain (loss) on investments	1.10	1.96	(0.52)	0.45
Total from investment operations	1.25	2.12	(0.37)	0.49
Less distributions
From net investment income	(0.17)	(0.32)	(0.13)	—
From net realized gain	(1.06)	(0.10)	(0.55)	—
Total distributions	(1.23)	(0.42)	(0.68)	—
Net asset value, end of period	$14.57	$14.55	$12.85	$13.90
Total return (%)[3]	8.57	16.70	(2.70)	3.65 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$— [5]	$— [5]	$— [5]	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	0.96	0.95	0.93 [6]
Expenses including reductions	0.86	0.85	0.84	0.82 [6]
Net investment income	1.03	1.15	1.19	0.77 [6]
Portfolio turnover (%)	26	49	21	20 [7]

[1]	The inception date for Class R4 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
22	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15 [1]
Per share operating performance
Net asset value, beginning of period	$14.57	$12.86	$13.91	$13.41
Net investment income[2]	0.16	0.18	0.15	0.05
Net realized and unrealized gain (loss) on investments	1.10	1.97	(0.50)	0.45
Total from investment operations	1.26	2.15	(0.35)	0.50
Less distributions
From net investment income	(0.19)	(0.34)	(0.15)	—
From net realized gain	(1.06)	(0.10)	(0.55)	—
Total distributions	(1.25)	(0.44)	(0.70)	—
Net asset value, end of period	$14.58	$14.57	$12.86	$13.91
Total return (%)[3]	8.66	16.93	(2.53)	3.73 [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1	$1	$— [5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.72	0.71	0.70	0.68 [6]
Expenses including reductions	0.71	0.68	0.68	0.66 [6]
Net investment income	1.14	1.30	1.19	0.94 [6]
Portfolio turnover (%)	26	49	21	20 [7]

[1]	The inception date for Class R6 shares is 3-27-15.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Portfolio turnover is shown for the period from 8-1-14 to 7-31-15.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND	23

CLASS NAV SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$14.57	$12.86	$13.91	$13.67	$13.16
Net investment income[1]	0.17	0.20	0.17	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.09	1.95	(0.52)	0.96	1.82
Total from investment operations	1.26	2.15	(0.35)	1.11	1.97
Less distributions
From net investment income	(0.19)	(0.34)	(0.15)	(0.13)	(0.17)
From net realized gain	(1.06)	(0.10)	(0.55)	(0.74)	(1.29)
Total distributions	(1.25)	(0.44)	(0.70)	(0.87)	(1.46)
Net asset value, end of period	$14.58	$14.57	$12.86	$13.91	$13.67
Total return (%)[2]	8.67	16.93	(2.54)	8.23	15.69
Ratios and supplemental data
Net assets, end of period (in millions)	$744	$771	$1,206	$1,289	$1,201
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.69	0.68	0.67	0.68
Expenses including reductions	0.70	0.68	0.67	0.66	0.67
Net investment income	1.16	1.49	1.36	1.10	1.16
Portfolio turnover (%)	26	49	21	20	24

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
24	JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       25

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Consumer discretionary	$65,732,894	$65,732,894	—	—
Consumer staples	27,552,596	11,005,697	$16,546,899	—
Energy	85,648,983	85,648,983	—	—
Financials	252,027,340	252,027,340	—	—
Health care	93,207,987	93,207,987	—	—
Industrials	117,814,650	117,814,650	—	—
Information technology	108,634,105	108,634,105	—	—
Materials	16,578,618	16,578,618	—	—
Short-term investments	6,628,000	—	6,628,000	—
Total investments in securities	$773,825,173	$750,650,274	$23,174,899	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       26

dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $3,559.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       27

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary income	$20,232,186	$17,582,203
Long-term capital gain	43,809,138	5,007,468
Total	$64,041,324	$22,589,671

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $6,004,240 of undistributed ordinary income and $17,797,685 of undistributed long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to litigation proceeds.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Large Cap Value Trust, a series of the John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018,

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       28

this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to November 30, 2017, the Advisor had contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceeded 0.00% of average net assets attributable to the class.

The expense reductions described above amounted to the following for the year ended July 31, 2018:

Class	Expense reduction	Class	Expense reduction
Class A	$1,683	Class R4	$6
Class C	175	Class R6	477
Class I	225	Class NAV	64,086
Class R2	23	Total	$66,675

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.64% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires November 30, 2018, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $70 for Class R4 shares for the year ended July 31, 2018.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $32,031 for the year ended July 31, 2018. Of this amount, $5,532 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $26,322 was paid as sales commissions to broker-dealers and $177 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       29

connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $14 and $439 for Class A and Class C shares, respectively.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$59,781	$21,613
Class C	20,713	2,247
Class I	—	2,968
Class R2	1,190	32
Class R4	176	9
Class R6	—	537
Total	$81,860	$27,406

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balance	Days outstanding	Weighted average interest rate	Interest income (expense)
Lender	$2,706,513	3	1.480%	$334

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	342,469	$4,976,612	456,853	$6,245,135
Distributions reinvested	106,389	1,542,648	37,028	503,587
Repurchased	(466,470)	(6,745,735)	(406,831)	(5,519,358)
Net increase (decrease)	(17,612)	$(226,475)	87,050	$1,229,364

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       30

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class C shares
Sold	24,232	$353,922	57,562	$784,823
Distributions reinvested	10,430	151,449	2,687	36,618
Repurchased	(38,144)	(549,029)	(32,767)	(437,175)
Net increase (decrease)	(3,482)	$(43,658)	27,482	$384,266
Class I shares
Sold	96,820	$1,403,130	299,388	$4,144,561
Distributions reinvested	14,710	214,174	5,902	80,510
Repurchased	(326,057)	(4,839,474)	(161,778)	(2,184,554)
Net increase (decrease)	(214,527)	$(3,222,170)	143,512	$2,040,517
Class R2 shares
Sold	2,186	$31,331	2,229	$30,686
Distributions reinvested	1,112	16,151	338	4,607
Repurchased	(8,643)	(127,104)	(1,681)	(21,757)
Net increase (decrease)	(5,345)	$(79,622)	886	$13,536
Class R4 shares
Repurchased	(4,233)	(65,400)	—	—
Net decrease	(4,233)	$(65,400)	—	$—
Class R6 shares
Sold	324,774	$4,832,417	17,777	$254,714
Distributions reinvested	27,329	397,361	2,065	28,148
Repurchased	(38,175)	(553,551)	(14,057)	(191,051)
Net increase	313,928	$4,676,227	5,785	$91,811
Class NAV shares
Sold	314,522	$4,672,187	55,463,154	$707,175,116
Distributions reinvested	4,244,164	61,710,142	1,608,551	21,924,546
Repurchased	(6,493,498)	(96,873,836)	(97,859,560)	(1,287,110,135)
Net decrease	(1,934,812)	$(30,491,507)	(40,787,855)	$(558,010,473)
Total net decrease	(1,866,083)	$(29,452,605)	(40,523,140)	$(554,250,979)

There were no fund share transactions for Class R4 for the year ended July 31, 2017.

Affiliates of the fund owned 100%, 28%, and 100% of shares of Class R4, Class R6, and Class NAV, respectively, on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $205,869,446 and $286,948,961, respectively, for the year ended July 31, 2018.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further,

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a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2018, funds within the John Hancock group of funds complex held 96.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	49.3%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	31.8%
John Hancock Variable Insurance Trust Managed Volatility Moderate Porfolio	8.2%

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Fundamental Large Cap Value Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $43,809,138 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-year period and underperformed its benchmark index for the period since its inception and for the three- and five-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the period since its inception and underperformed its peer group average for the one-, three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark for the one-year period and to the peer group for the period since its inception. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are equal to the peer group median and that total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

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(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
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(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor

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to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       44

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569687	374A 7/18 9/18

John Hancock

Diversified Strategies Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China.

The short-term uncertainty notwithstanding, the good news is that asset prices are ultimately driven by fundamentals, and those continue to appear extremely supportive. That said, not all asset classes have benefited from the strong economic foundation in the United States. The dollar has strengthened significantly year to date against many currencies, and the U.S. Federal Reserve has raised short-term interest rates twice in 2018 and appears on track for two more increases by year end. Against this backdrop, fixed-income and international investors are facing some challenging headwinds that may not abate in the near future. These headwinds have been especially pronounced in emerging markets, where questions about the solvency of some of the more heavily indebted nations has recently raised concerns.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly into an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
15	Financial statements
18	Financial highlights
20	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Continuation of investment advisory and subadvisory agreements
37	Trustees and Officers
41	More information

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities were up

Led by the United States and other developed markets, most major world stock indexes posted solid gains, while many investment-grade bond segments struggled as interest rates rose.

The fund posted a loss

The fund's total return for the period was slightly negative, trailing its blended benchmark.

Small caps helped but hedges hurt

The fund's long U.S. small-cap versus large-cap equity strategy contributed positively, but an equity hedge designed to limit downside risk detracted from performance.

PORTFOLIO COMPOSITION AS OF 7/31/18 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Nathan W. Thooft, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Nathan W. Thooft, CFA
Portfolio Manager
John Hancock Asset Management

How did the fund perform?

The fund's Class A shares were down 0.17%, excluding sales charges, trailing its blended bond-stock benchmark—a mix of 70% of the Bloomberg Barclays U.S. Aggregate Bond Index and 30% of the S&P 500 Index.

What were some of the detractors from performance?

The fund's equity hedge position, implemented with an S&P 500 Index put spread, was among the most significant detractors in this period of rising stock prices. The fund's German versus emerging-market equity pairing also posted a loss and hurt relative performance.

Other detractors included allocations to bank loans, mortgage-backed securities, and investment-grade corporate bonds. The fund's U.S. equity financials versus broad market pairing also suffered, as did a position in Synchronoss Technologies, Inc. The software company's shares took a hit after it announced poor quarterly earnings and liquidity concerns were raised by several analysts. We sold the fund's holdings in Synchronoss prior to period end.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

What were some of the positive contributors to performance?

The fund's long U.S. small-cap versus large-cap equity strategy was a contributor to performance. Both segments of the U.S. equity market were positive, but small caps fared better than large caps, just as the U.S. economy fared better than those in most other economies around the world. U.S. small-cap stocks got a boost from tax reform legislation and are generally more geared toward the domestic economy.

A long U.S. dollar versus euro currency pairing and positions in Apple, Inc. and Amazon.com, Inc. also had a positive impact. We sold the fund's holdings in Amazon and Apple prior to period end.

Can you tell us about changes to the fund's holdings?

At the beginning of the period the fund operated with four underlying strategies. In late 2017, the fund was restructured, and holdings within three strategies—representing real assets, global equity, and global fixed income—were eliminated and redeployed to the fourth and only remaining strategy, which has an absolute return focus.

PORTFOLIO ALLOCATION AS OF 7/31/18 (%)

Exchange-traded funds	1.3
Purchased options	0.8
Short-term investments and other	97.9
Commercial paper	90.3
Money market funds	5.6
Other assets and liabilities, net	2.0
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

Can you tell us about the recent manager change?

Effective July 12, 2018, Robert M. Boyda is no longer part of the management team. He is retiring, and we wish him well. The rest of the team will continue to manage the fund.

MANAGED BY

Jeffrey N. Given, CFA On the fund since inception Investing since 1993
Howard C. Greene, CFA On the fund since inception Investing since 1979
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-5.14	1.42	3.52	7.32	26.71
Class I2	0.32	2.80	4.67	14.80	36.63
Index 1†	-0.80	2.25	2.09	11.77	15.20
Index 2†	16.24	13.12	16.27	85.26	180.27
Index 3†	4.14	5.52	6.30	30.82	51.82

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Gross/Net (%)	1.77	1.46

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	13,663	13,663	11,520	28,027	15,182

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 990.20	$8.39	1.70%
	Hypothetical example	1,000.00	1,016.40	8.50	1.70%
Class I	Actual expenses/actual returns	1,000.00	992.20	6.87	1.39%
	Hypothetical example	1,000.00	1,017.90	6.95	1.39%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
10	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-18
	Shares	Value
Exchange-traded funds 1.3%		$139,297
(Cost $138,020)
Vanguard Real Estate ETF	1,700	139,297

	Contracts/Notional amount	Value
Purchased options 0.8%		$87,238
(Cost $115,200)
Puts 0.8%		87,238
Exchange Traded Option on NASDAQ 100 E-Mini Futures (Expiration Date: 9-21-18; Strike Price: $7,200.00; Notional Amount: 160) (A)	8	27,120
Over the Counter Option on the EUR vs. JPY (Expiration Date: 8-17-18; Strike Price: EUR 127.00; Counterparty: HSBC Bank USA) (A)(B)	2,000,000	1,041
Over the Counter Option on the EUR vs. JPY (Expiration Date: 8-17-18; Strike Price: EUR 129.00; Counterparty: Goldman Sachs & Company) (A)(B)	2,000,000	4,118
Over the Counter Option on the EUR vs. USD (Expiration Date: 10-15-18; Strike Price: EUR 1.15; Counterparty: HSBC Bank USA) (A)(B)	1,750,000	9,260
Over the Counter Option on the EUR vs. USD (Expiration Date: 10-17-18; Strike Price: EUR 1.22; Counterparty: Morgan Stanley & Company, Inc.) (A)(B)	1,000,000	45,699

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 95.9%				$10,077,408
(Cost $10,077,652)
Commercial paper 90.3%				9,488,602
Cargill Global Funding PLC	1.910	08-01-18	500,000	499,974
CPPIB Capital, Inc.	1.950	08-07-18	500,000	499,812
Cummins, Inc.	2.000	08-29-18	500,000	499,196
Emerson Electric Company	1.970	08-15-18	500,000	499,596
Exxon Mobil Corp.	1.900	08-06-18	500,000	499,844
General Electric Company	2.050	09-24-18	500,000	498,413
Georgia Transmission Corp.	1.970	08-13-18	500,000	499,654
Gotham Funding Corp.	2.090	08-10-18	500,000	499,724
J.P. Morgan Securities LLC	2.300	09-21-18	500,000	498,481
John Deere Canada ULC	1.980	08-01-18	500,000	499,973
MUFG Bank, Ltd.	2.090	08-02-18	500,000	499,948
Nestle Capital Corp.	2.070	09-04-18	500,000	499,035
Novartis Finance Corp.	2.020	09-07-18	500,000	498,950
NSTAR Electric Company	1.930	08-07-18	500,000	499,810
Pfizer, Inc.	2.100	10-16-18	500,000	497,764
Philip Morris International, Inc.	1.940	08-15-18	500,000	499,592
PSP Capital, Inc.	1.940	08-13-18	500,000	499,650
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	11

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper (continued)
Sumitomo Mitsui Trust Bank, Ltd.	2.150	08-15-18	500,000	$499,590
The Boeing Company	2.080	08-15-18	500,000	499,596

	Yield (%)	Shares	Value
Money market funds 5.6%			588,806

State Street Institutional U.S. Government Money Market Fund, Premier Class	1.8296(C)	588,806	588,806

Total investments (Cost $10,330,872) 98.0%	$10,303,943
Other assets and liabilities, net 2.0%	209,614
Total net assets 100.0%	$10,513,557

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
EUR	Euro
JPY	Japanese Yen

Security Abbreviations and Legend
(A)	Non-income producing security.
(B)	For this type of option, notional amounts are equivalent to number of contracts.
(C)	The rate shown is the annualized seven-day yield as of 7-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
12	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
CME E-Mini Utilities Sector Futures	3	Long	Sep 2018	$158,138	$159,720	$1,582
German Euro BUND Futures	12	Long	Sep 2018	2,280,779	2,267,323	(13,456)
Euro-OAT Futures	14	Short	Sep 2018	(2,526,828)	(2,516,698)	10,130
S&P 500 Index E-Mini Futures	2	Short	Sep 2018	(281,820)	(281,710)	110
						$(1,634)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	700,000	MXN	10,005,164	Royal Bank of Canada	8/21/2018	$3,136	—
CAD	510,728	USD	391,000	Royal Bank of Canada	8/21/2018	1,742	—
EUR	522,000	USD	607,847	Goldman Sachs Bank USA	8/21/2018	3,389	—
EUR	1,041,000	USD	1,219,410	HSBC Bank USA	8/21/2018	—	$(452)
EUR	391,000	USD	455,544	Royal Bank of Canada	8/21/2018	2,298	—
EUR	875,000	USD	1,018,865	State Street Bank and Trust Company	8/21/2018	5,716	—
GBP	320,000	USD	417,735	Goldman Sachs Bank USA	8/21/2018	2,603	—
GBP	209,000	USD	275,726	HSBC Bank USA	8/21/2018	—	(1,192)
GBP	111,000	USD	144,397	State Street Bank and Trust Company	8/21/2018	1,407	—
JPY	87,727,430	MXN	15,000,000	Goldman Sachs Bank USA	8/21/2018	—	(16,781)
MXN	15,000,000	JPY	87,861,000	Goldman Sachs Bank USA	8/21/2018	15,584	—
NOK	3,900,000	SEK	4,224,675	Australia and New Zealand Banking Group	8/21/2018	—	(2,629)
USD	756,802	EUR	650,000	HSBC Bank USA	8/21/2018	—	(4,316)
USD	454,699	EUR	391,000	Standard Chartered Bank	8/21/2018	—	(3,142)
USD	834,944	GBP	640,000	Standard Chartered Bank	8/21/2018	—	(5,731)
						$35,875	$(34,243)
WRITTEN OPTIONS
Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus U.S. Dollar	HSBC Bank USA	EUR	1.20	Oct 2018	1,750,000	10,018	(8,899)
						$10,018	$(8,899)
Puts
Euro versus Japanese Yen	HSBC Bank USA	EUR	129.00	Aug 2018	2,000,000	67,194	(4,118)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	13

Foreign currency options (continued)
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Euro versus Japanese Yen	Morgan Stanley and Company	EUR	127.00	Aug 2018	2,000,000	15,013	(1,041)
						$82,207	$(5,159)
						$92,225	$(14,058)
* For this type of option, notional amounts are equivalent to number of contracts.

Derivatives Currency Abbreviations
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $10,253,601. Net unrealized appreciation aggregated to $36,282, of which $111,178 related to gross unrealized appreciation and $74,896 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $10,330,872)	$10,303,943
Unrealized appreciation on forward foreign currency contracts	35,875
Receivable for futures variation margin	63,542
Foreign currency, at value (Cost $121,427)	121,771
Cash held at broker for futures contracts	105,936
Dividends and interest receivable	3,677
Receivable from affiliates	148
Other assets	1,139
Total assets	10,636,031
Liabilities
Unrealized depreciation on forward foreign currency contracts	34,243
Written options, at value (Premiums received $92,225)	14,058
Due to custodian	5,468
Payable to affiliates
Accounting and legal services fees	345
Transfer agent fees	1,032
Trustees' fees	182
Other liabilities and accrued expenses	67,146
Total liabilities	122,474
Net assets	$10,513,557
Net assets consist of
Paid-in capital	$8,242,864
Distributions in excess of net investment income	(85,379)
Accumulated net realized gain (loss) on investments, futures contracts, written options and foreign currency transactions	2,298,828
Net unrealized appreciation (depreciation) on investments, futures contracts, written options and translation of assets and liabilities in foreign currencies	57,244
Net assets	$10,513,557

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($4,908,334 ÷ 484,340 shares) [1]	$10.13
Class I ($5,605,223 ÷ 550,805 shares)	$10.18
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.66

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	15

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Interest	$378,663
Dividends	108,456
Less foreign taxes withheld	(3,585)
Total investment income	483,534
Expenses
Investment management fees	216,825
Distribution and service fees	43,279
Accounting and legal services fees	3,148
Transfer agent fees	23,601
Trustees' fees	645
Custodian fees	26,188
Printing and postage	18,816
Professional fees	45,928
Other	9,781
Total expenses	388,211
Less expense reductions	(41,852)
Net expenses	346,359
Net investment income	137,175
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	3,190,277
Futures contracts	(292,966)
Forward foreign currency contracts	(5,743)
Written options	58,657
2,950,225
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(2,643,251)
Futures contracts	99,222
Forward foreign currency contracts	(34,461)
Written options	75,223
(2,503,267)
Net realized and unrealized gain	446,958
Increase in net assets from operations	$584,133

16	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income	$137,175	$528,872
Net realized gain (loss)	2,950,225	(194,272)
Change in net unrealized appreciation (depreciation)	(2,503,267)	1,960,097
Increase in net assets resulting from operations	584,133	2,294,697
Distributions to shareholders
From net investment income
Class A	(168,105)	(481,260)
Class I	(205,847)	(181,605)
Total distributions	(373,952)	(662,865)
From fund share transactions	(31,994,575)	769,725
Total increase (decrease)	(31,784,394)	2,401,557
Net assets
Beginning of year	42,297,951	39,896,394
End of year	$10,513,557	$42,297,951
Undistributed (Distributions in excess of) net investment income	$(85,379)	$190,162
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	17

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.50	$10.09	$10.43	$10.92	$11.07
Net investment income[1]	0.07	0.12	0.17	0.21	0.31
Net realized and unrealized gain (loss) on investments	(0.08)	0.45	(0.27)	(0.10)	0.42
Total from investment operations	(0.01)	0.57	(0.10)	0.11	0.73
Less distributions
From net investment income	(0.36)	(0.16)	(0.23)	(0.32)	(0.35)
From net realized gain	—	—	(0.01)	(0.28)	(0.53)
Total distributions	(0.36)	(0.16)	(0.24)	(0.60)	(0.88)
Net asset value, end of period	$10.13	$10.50	$10.09	$10.43	$10.92
Total return (%)[2,3]	(0.17)	5.74	(0.96)	1.07	6.89
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$32	$30	$31	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	1.89	1.71	1.77	1.66	1.62
Expenses including reductions[4]	1.70	1.70	1.70	1.66	1.60
Net investment income	0.62	1.22	1.67	1.93	2.87
Portfolio turnover (%)	171	73	55	62	119

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The expense ratio of the underlying fund held by the fund was 0.12%, 0.08% - 0.89%, 0.09% - 0.89%, 0.10% - 0.93% and 0.10% - 1.01% for the period ended 7-31-18, 7-31-17, 7-31-16, 7-31-15 and 7-31-14, respectively.
18	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.52	$10.12	$10.46	$10.95	$11.10
Net investment income[1]	0.05	0.16	0.20	0.24	0.35
Net realized and unrealized gain (loss) on investments	— [2]	0.43	(0.27)	(0.10)	0.42
Total from investment operations	0.05	0.59	(0.07)	0.14	0.77
Less distributions
From net investment income	(0.39)	(0.19)	(0.26)	(0.35)	(0.39)
From net realized gain	—	—	(0.01)	(0.28)	(0.53)
Total distributions	(0.39)	(0.19)	(0.27)	(0.63)	(0.92)
Net asset value, end of period	$10.18	$10.52	$10.12	$10.46	$10.95
Total return (%)[3]	0.32	5.94	(0.63)	1.40	7.19
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$10	$10	$9	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	1.59	1.40	1.45	1.35	1.30
Expenses including reductions[4]	1.39	1.39	1.39	1.35	1.28
Net investment income	0.66	1.53	1.98	2.24	3.19
Portfolio turnover (%)	171	73	55	62	119

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The expense ratio of the underlying fund held by the fund was 0.12%, 0.08% - 0.89%, 0.09% - 0.89%, 0.10% - 0.93% and 0.10% - 1.01% for the period ended 7-31-18, 7-31-17, 7-31-16, 7-31-15 and 7-31-14, respectively.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	19

Notes to financial statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Exchange-traded funds (ETFs) held by the fund are valued at the last sale price or official closing price on the exchange or principal market where the security trades. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       20

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Exchange-traded funds	$139,297	$139,297	—	—
Purchased options	87,238	27,120	$60,118	—
Short-term investments	10,077,408	588,806	9,488,602	—
Total investments in securities	$10,303,943	$755,223	$9,548,720	—
Derivatives:
Assets
Futures	$11,822	$11,822	—	—
Forward foreign currency contracts	35,875	—	$35,875	—
Liabilities
Futures	($13,456)	($13,456)	—	—
Forward foreign currency contracts	(34,243)	—	($34,243)	—
Written options	(14,058)	—	(14,058)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       21

investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2018 the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $1,992.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Qualified late year ordinary losses of $83,747 are treated as occuring on August 1, 2018, the first day of the fund's next taxable year.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       22

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2018 and 2017 was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$373,952	$662,865

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the components of distributable earnings on a tax basis consisted of $2,312,150 long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions and amortization and accretion on debt securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain options are typically traded through the OTC market. Certain forwards and options are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

Futures and certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearing house. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets,

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contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2018, the fund used futures contracts to maintain diversity of the fund, manage against anticipated changes in securities market, gain exposure to certain securities markets and as a substitute for securities purchased. The fund held futures contracts with notional values ranging from $5.2 million to $10.3 million, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. The fund held forward foreign currency contracts with notional values ranging from $1.3 million to $9.2 million, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the portfolio of investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the

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original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2018, the fund used purchased options contracts to manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased or to be purchased. The fund held purchased options contracts with market values ranging from $4,275 to $87,238, as measured at each quarter end.

During the year ended July 31, 2018, the fund wrote option contracts to manage against anticipated changes in securities markets, and to gain exposure to certain securities. The fund held written options contracts with market values ranging from $2,600 to $33,884, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Equity	Receivable/payable for futures	Futures†	$1,692	—
Interest rate	Receivable/payable for futures	Futures†	10,130	($13,456)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	35,875	(34,243)
Foreign currency	Investments, at value*	Purchased options	60,118	—
Equity	Investments, at value*	Purchased options	27,120	—
Foreign currency	Written options, at value	Written options	—	(14,058)
			$134,935	($61,757)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's Investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statements of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	($55,979)	($387,461)	—	$23,302	($420,138)
Foreign currency	(22,080)	—	($5,743)	19,274	(8,549)
Interest rate	(60,016)	94,495	—	16,081	50,560
Total	($138,075)	($292,966)	($5,743)	$58,657	($378,127)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statements of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Forward foreign currency contracts	Written options	Total
Equity	$8,716	$105,157	—	($2,944)	$110,929
Foreign currency	(37,335)	—	(34,461)	78,167	6,371
Interest rate	—	(5,935)	—	—	(5,935)
Total	($28,619)	$99,222	($34,461)	$75,223	$111,365
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund's average daily net assets and (b) 0.95% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets. For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at any time by the Advisor upon notice to the fund.

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The expense reductions described above amounted to $16,127 and $25,725 for Class A and Class I shares, respectively, for the year ended July 31, 2018.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 0.81% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to up-front sales changes. For the year ended July 31, 2018, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$43,279	$15,542
Class I	—	8,059
Total	$43,279	$23,601

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	468,051	$5,000,000	—	$$
Distributions reinvested	16,289	168,105	48,222	481,260
Repurchased	(3,048,222)	(32,562,941)	—	—
Net increase (decrease)	(2,563,882)	$(27,394,836)	48,222	$481,260
Class I shares
Sold	476,551	$5,103,441	10,405	$106,860
Distributions reinvested	19,927	205,847	18,178	181,605
Repurchased	(924,521)	(9,909,027)	—	$$
Net increase (decrease)	(428,043)	$(4,599,739)	28,583	$288,465
Total net increase (decrease)	(2,991,925)	$(31,994,575)	76,805	$769,725

Affiliates of the fund owned 100% of shares of Class A and Class I on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $4,957,455 and $36,791,467 respectively, for the year ended July 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $17,078,970 and $21,920,828, respectively, for the year ended July 31, 2018.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Diversified Strategies Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as

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determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

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Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the period since its inception and for the five-year period and underperformed its peer group average for the one- and three-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the period since its inception and for the five-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds over the longer-term and that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       33

(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(j)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(k)	noted that the subadvisory fee for the fund is paid by the Advisor;
(l)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(m)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.
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Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

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Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds over the longer-term and that the fund's performance is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       38

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       41

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

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ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

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Financial Opportunities

Hedged Equity & Income

Income Securities Trust

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Preferred Income

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Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392A 7/18 9/18

John Hancock

Global Absolute Return Strategies Fund

Annual report 7/31/18

A message to shareholders

Dear shareholder,

Financial markets around the world have experienced a meaningful rise in volatility this year, particularly when compared with the unusual calm of 2017. Although some in the asset management community believed it would be temporary, we have suggested for some time that the era of extremely low volatility would eventually come to an end. The robust economic growth in the United States has been periodically undermined by announcements of new rounds of tariffs and heightened fears of a full-blown trade war with China.

The short-term uncertainty notwithstanding, the good news is that asset prices are ultimately driven by fundamentals, and those continue to appear extremely supportive. That said, not all asset classes have benefited from the strong economic foundation in the United States. The dollar has strengthened significantly year to date against many currencies, and the U.S. Federal Reserve has raised short-term interest rates twice in 2018 and appears on track for two more increases by year end. Against this backdrop, fixed-income and international investors are facing some challenging headwinds that may not abate in the near future. These headwinds have been especially pronounced in emerging markets, where questions about the solvency of some of the more heavily indebted nations has recently raised concerns.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
53	Financial statements
57	Financial highlights
63	Notes to financial statements
75	Report of independent registered public accounting firm
76	Continuation of investment advisory and subadvisory agreements
82	Trustees and Officers
86	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/18 (%)

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets, and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund posted a loss

The fund was down in absolute and benchmark-relative terms, as underlying positions posting losses more than offset those strategies that saw gains.

European equity banks versus EURO STOXX 50 strategy detracted

A relative value European equity position, with long exposure to the banking sector and short exposure to the broad market, was among the detractors from performance, as was security selection across the fund's underlying strategies.

U.S. equity allocation contributed

The fund's long U.S. equity strategy was a top contributor to performance, as was an allocation to global real estate investment trusts.

PORTFOLIO ALLOCATION AS OF 7/31/18 (%)

Common stocks	38.6	Foreign government obligations	15.0
Financials	10.4	Corporate bonds	7.8
Energy	8.2	U.S. Government	6.5
Real estate	5.6	Purchased options	2.5
Health care	2.6	Short-term investments and other	29.6
Materials	2.1	Time deposits	10.7
Industrials	2.1	Certificate of deposit	10.0
Consumer discretionary	2.0	Commercial paper	3.1
Consumer staples	2.0	Money market funds	2.6
Information technology	1.9	U.S. Government	1.4
Utilities	0.9	Other assets and liabilities, net	1.8
Telecommunication services	0.8	TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the fund's objective will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

What was the capital market and macroeconomic environment like during the 12 months ended July 31, 2018?

U.S. equity markets finished in positive territory, despite mounting concerns about a trade war with China. Instead, investors focused on the strength of the U.S. economy and corporate earnings growth. U.S. small-cap stocks, more geared toward the domestic economy, fared even better than their large-cap counterparts, many of which are multinational firms deriving substantial revenues from outside the United States.

European, Japanese, and many other developed non-U.S. equity markets posted positive results, but economic growth—after accelerating in sync with the United States early in the period—later moderated in many regions overseas.

The U.S. dollar demonstrated some weakness early in the period, but it later rallied strongly relative to many other major currencies. Most emerging-market assets declined as the U.S. dollar strengthened, which tightened financial conditions worldwide.

The U.S. Federal Reserve (Fed) hiked short-term interest rates again in June, marking the seventh increase since 2015. The U.S. yield curve maintained a slightly positive slope but continued to flatten; long rates didn't rise as much as short rates, and the spread between yields on U.S. Treasury 10-year and 2-year securities narrowed to only 29 basis points—less than one-third of one percent—at the close of the period. This flirtation with a negatively sloped yield curve suggests we're in the later stages of what's been one of the longest business cycles on record. Historically, an inverted, or negatively sloped, yield curve has been a harbinger of a cycle's end.

While flattening-to-inverted yield curves have historically been harbingers of recession, the post-global financial crisis experiment in extremely accommodative monetary policy, which artificially anchored interest rates to abnormally low levels, may render many old rules of thumb less relevant today.

How did the fund perform?

The fund's Class A shares were down 1.75%, excluding sales charges. By comparison, the fund's cash benchmark, the ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

Constant Maturity Index, was up 1.50%. The MSCI World Index, a proxy for developed stock markets around the globe, was up 12.49%, and investment-grade bonds, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, were down 0.80%.

Which of the fund's underlying strategies were the most significant detractors from performance for the period?

The fund's European equity banks versus EURO STOXX 50 relative value strategy was the most significant detractor from the fund's performance, as European bank stocks trailed large-cap stocks more broadly. To refine the balance of risks within the fund, we closed the short EURO STOXX 50 leg of the strategy shortly before the close of the period, maintaining only the long exposure to European banks.

Security selection in the fund's underlying strategies was, on balance, a detractor for the period. Unfavorable individual stock choices within the fund's European equity strategy were the most prominent drivers the fund's negative security selection overall.

Amid a strengthening U.S. dollar, most of the fund's strategies with exposure to emerging markets declined, including its emerging-market versus U.K. equity pairing, its long Korean equity allocation, and its emerging-market versus Brazilian equity pairing. In light of the recent global trade and growth developments, we exited the fund's Korean equity strategy shortly before the close of the period, as we felt that the scope for upside surprises for the Korean market would be limited in the medium term.

Which strategies were the strongest contributors?

The fund's U.S. equity strategy was the top contributor. U.S. data continued to indicate positive economic growth, with moderate inflation, high consumer confidence, and a healthy labor market. While monetary policy continued to tighten at a moderate and steady pace, fiscal policy remained

PORTFOLIO COMPOSITION AS OF 7/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

supportive. Growth may have peaked and will likely moderate, but earnings have remained strong, as have U.S. market return expectations. We continue to believe these positives outweigh the negative impact of the U.S. administration's confrontational stance on global trade policy.

The fund's strategy focused on global real estate investment trusts (REITs) was also among the top contributors. Relatively strong economic growth and low levels of new supply supported the outlook for European property in particular. Meanwhile, the U.S. commercial real estate market maintained low vacancies across most segments.

Would you highlight a couple of newer strategies you introduced into the fund during the period?

We added a Canadian interest-rate strategy that expresses our view that the country's interest rates fully reflect consensus expectations of monetary policy tightening over the next couple of years. In our view, the Bank of Canada is likely to adopt a more cautious approach to normalizing monetary policy, particularly given the high levels of household debt and trade negotiation uncertainties.

In addition, we initiated a Brazilian government bonds strategy, which enables the fund to benefit from an attractive yield at a time when we expect the growth and inflation outlook to prevent Brazil's central bank from raising interest rates as high as market participants currently expect.

How was the fund positioned at the end of the period?

We expect continued modest broadly based global growth, albeit with regional variations. U.S. fiscal policy and the changing monetary policies of central banks around the world will be important drivers of asset returns, especially as the pace of change remains so uncertain. The United States is moving toward a tighter monetary environment.

Economic activity in Europe may reduce the European Central Bank's (ECB's) appetite for monetary easing. However, the ECB will likely remain cautious in the near term given the elevated levels of

COUNTRY COMPOSITION AS OF 7/31/18 (%)

United States	30.3
United Kingdom	9.6
Brazil	9.2
Germany	8.2
France	7.1
Japan	5.3
Belgium	3.6
Spain	3.5
Netherlands	3.1
Italy	2.7
Other countries	17.4
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

uncertainty around the process of the United Kingdom's withdrawal from the European Union. Japan, meanwhile, is likely to remain on a loose monetary path. Geopolitical tensions remain elevated and, on certain metrics, many global financial asset prices look relatively expensive, and we've allocated the fund's combinations of risk carefully.

As the period drew to a close, the fund's largest asset class allocation resided in equity investments, accounting for roughly 40% of the fund's risk exposure. This included the fund's three largest positions, the European equity banks, U.S. equity, and Japanese equity strategies.

Other significant positions included a trio of distinct relative value pairings, each of which assumed long exposure to one market versus short exposure to another; they were the emerging-market versus Brazilian equity, U.S. equity large-cap versus small-cap, and oil majors versus global equity strategies.

Outside of the equity markets, duration, credit, and currency represented the next largest asset class categories. Among individual positions, the fund's emerging-market income strategy was the largest non-equity strategy.

MANAGED BY

Guy Stern, CFA On the fund since 2011 Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2018

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-6.66	0.06	1.41	0.32	9.73
Class C2	-3.33	0.41	1.56	2.07	10.79
Class I3	-1.35	1.43	2.56	7.36	18.18
Class R2[2,3]	-1.85	0.91	2.02	4.64	14.12
Class R6[2,3]	-1.35	1.54	2.61	7.92	18.58
Class NAV[3]	-1.35	1.54	2.65	7.97	18.89
Index 1†	1.50	0.77	0.76	3.91	5.15
Index 2†	1.49	0.51	0.41	2.58	2.77
Index 3†	12.49	10.10	13.05	61.76	125.09

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross/Net (%)	1.65	2.35	1.33	1.74	1.24	1.22

Please refer to the most recent prospectuses and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index; Index 2 is the ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 3 is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,4	12-19-11	11,079	11,079	10,515	10,277	22,509
Class I3	12-19-11	11,818	11,818	10,515	10,277	22,509
Class R2[2,3]	12-19-11	11,412	11,412	10,515	10,277	22,509
Class R6[2,3]	12-19-11	11,858	11,858	10,515	10,277	22,509
Class NAV[3]	12-19-11	11,889	11,889	10,515	10,277	22,509

The ICE Bank of America Merrill Lynch U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

The ICE Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of global developed markets and is included here as a broad measure of market performance.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-1-12; Class R2 and Class R6 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares (first offered on 12-19-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       9

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund’s actual return). It assumes an account value of $1,000.00 on February 1, 2018, with the same investment held until July 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
10	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2018	Ending value on 7-31-2018	Expenses paid during period ended 7-31-2018[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 955.60	$ 8.00	1.65%
	Hypothetical example	1,000.00	1,016.60	8.25	1.65%
Class C	Actual expenses/actual returns	1,000.00	953.10	11.38	2.35%
	Hypothetical example	1,000.00	1,013.10	11.73	2.35%
Class I	Actual expenses/actual returns	1,000.00	957.80	6.55	1.35%
	Hypothetical example	1,000.00	1,018.10	6.76	1.35%
Class R2	Actual expenses/actual returns	1,000.00	955.50	8.48	1.75%
	Hypothetical example	1,000.00	1,016.10	8.75	1.75%
Class R6	Actual expenses/actual returns	1,000.00	957.90	6.07	1.25%
	Hypothetical example	1,000.00	1,018.60	6.26	1.25%
Class NAV	Actual expenses/actual returns	1,000.00	957.90	6.02	1.24%
	Hypothetical example	1,000.00	1,018.60	6.21	1.24%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	11

Fund’s investments
AS OF 7-31-18
	Shares	Value
Common stocks 38.6%		$1,468,793,119
(Cost $1,335,224,647)
Australia 0.3%		9,777,512
Dexus	352,421	2,643,974
Goodman Group	265,826	1,905,685
Mirvac Group	999,448	1,696,424
Scentre Group	470,930	1,492,128
Stockland	267,128	825,421
The GPT Group	316,067	1,213,880
Belgium 0.4%		16,618,209
Anheuser-Busch InBev SA	30,079	3,060,946
KBC Group NV	68,035	5,222,925
Umicore SA	142,413	8,334,338
Canada 0.2%		7,908,104
Alimentation Couche-Tard, Inc., Class B	30,886	1,418,641
Canadian Apartment Properties REIT	47,152	1,571,310
Restaurant Brands International, Inc.	37,998	2,398,814
RioCan Real Estate Investment Trust	88,615	1,690,759
SmartCentres Real Estate Investment Trust	35,526	828,580
China 0.0%		722,717
Tianhe Chemicals Group, Ltd. (A)(B)(C)	4,848,409	722,717
Denmark 0.8%		30,943,953
A.P. Moller - Maersk A/S, Series B	2,650	3,804,968
Coloplast A/S, B Shares	57,504	6,271,940
Danske Bank A/S	372,911	10,836,993
Novo Nordisk A/S, B Shares	201,620	10,030,052
Finland 0.7%		25,447,101
Kesko OYJ, B Shares	50,898	2,858,344
Kone OYJ, B Shares	126,094	6,892,999
Nokia OYJ	1,021,466	5,544,143
Sampo OYJ, A Shares	115,566	5,869,337
Stora Enso OYJ, R Shares	259,495	4,282,278
France 4.0%		150,682,027
Airbus SE	63,417	7,849,036
AXA SA	338,379	8,526,154
BNP Paribas SA	313,411	20,330,821
Cie Generale des Etablissements Michelin SCA	52,323	6,719,151
Credit Agricole SA	454,123	6,380,475
Gecina SA	24,400	4,156,363
Klepierre SA	167,174	6,295,928
12	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
France (continued)
Natixis SA	285,144	$2,045,453
Orange SA	396,683	6,760,123
Societe Generale SA	323,622	14,432,818
Suez	239,975	3,394,657
Thales SA	30,855	4,050,448
TOTAL SA	757,438	49,403,932
Unibail-Rodamco-Westfield	20,844	4,627,369
Vivendi SA	220,360	5,709,299
Germany 3.0%		113,688,436
Allianz SE	25,683	5,682,457
BASF SE	118,591	11,367,905
Bayer AG	109,567	12,197,727
Commerzbank AG (C)	812,438	8,770,810
Covestro AG (A)	61,262	5,883,372
Deutsche Bank AG	1,280,874	16,752,177
Deutsche Post AG	207,031	7,313,459
Deutsche Telekom AG (C)	461,323	7,627,978
Deutsche Wohnen SE	93,792	4,566,276
E.ON SE	535,483	6,041,410
LEG Immobilien AG	15,889	1,787,122
Muenchener Rueckversicherungs-Gesellschaft AG	12,058	2,671,982
Siemens AG	86,428	12,198,307
thyssenkrupp AG	179,232	4,769,881
TUI AG	200,947	4,298,776
Vonovia SE	36,341	1,758,797
Hong Kong 0.3%		10,452,839
China Metal Recycling Holdings, Ltd. (B)(C)	1,799,400	0
CK Asset Holdings, Ltd.	418,590	3,205,765
Hang Lung Properties, Ltd.	303,707	638,555
Hongkong Land Holdings, Ltd.	118,214	860,843
Link REIT	239,589	2,377,225
New World Development Company, Ltd.	611,434	871,845
Sun Hung Kai Properties, Ltd.	159,322	2,498,606
Ireland 0.5%		20,636,221
Allegion PLC	23,971	1,954,595
CRH PLC	220,213	7,531,865
Paddy Power Betfair PLC	52,166	5,689,303
Ryanair Holdings PLC, ADR (C)	51,807	5,460,458
Italy 2.6%		98,909,390
Banco BPM SpA (C)	1,690,933	5,359,201
Enel SpA	1,748,361	9,739,948
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	13

	Shares	Value
Italy (continued)
Eni SpA	1,554,926	$29,929,913
Intesa Sanpaolo SpA	7,443,666	22,812,040
Mediobanca Banca di Credito Finanziario SpA	478,903	4,958,850
UniCredit SpA	1,283,555	22,663,820
Unione di Banche Italiane SpA	835,084	3,445,618
Japan 0.4%		15,348,462
Hulic Company, Ltd.	88,651	870,004
Japan Hotel REIT Investment Corp.	673	493,508
Japan Retail Fund Investment Corp.	686	1,253,370
LaSalle Logiport REIT	476	469,375
Mitsubishi Estate Company, Ltd.	141,281	2,451,595
Mitsui Fudosan Company, Ltd.	115,854	2,770,268
Nippon Building Fund, Inc.	318	1,770,450
Nomura Real Estate Master Fund, Inc.	1,052	1,490,638
Orix JREIT, Inc.	571	890,461
Sumitomo Realty & Development Company, Ltd.	40,522	1,484,703
United Urban Investment Corp.	903	1,404,090
Jersey, Channel Islands 0.3%		9,753,580
Phoenix Group Holdings	1,080,088	9,753,580
Netherlands 2.6%		97,767,391
ABN AMRO Group NV (A)	156,169	4,322,109
ASML Holding NV	59,198	12,678,281
ING Groep NV	1,780,351	27,215,674
Koninklijke KPN NV	1,978,531	5,720,353
Royal Dutch Shell PLC, A Shares	860,515	29,474,846
Royal Dutch Shell PLC, A Shares (London Stock Exchange)	432,001	14,803,249
Signify NV (A)	128,308	3,552,879
Portugal 0.1%		3,668,302
Galp Energia SGPS SA	178,610	3,668,302
Singapore 0.0%		1,624,174
City Developments, Ltd.	173,015	1,275,276
Frasers Logistics & Industrial Trust	452,393	348,898
Spain 3.5%		132,049,911
Amadeus IT Group SA	41,331	3,525,765
Banco Bilbao Vizcaya Argentaria SA	2,735,999	20,042,897
Banco de Sabadell SA	1,795,528	2,989,119
Banco Santander SA	7,358,373	41,340,030
Bankia SA	825,647	3,245,695
Bankinter SA	1,054,633	10,172,144
CaixaBank SA	1,954,038	8,990,248
14	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Spain (continued)
Industria de Diseno Textil SA	172,153	$5,641,536
Inmobiliaria Colonial Socimi SA	189,840	2,043,278
Merlin Properties Socimi SA	236,207	3,489,134
Repsol SA	1,541,227	30,570,065
Sweden 1.0%		36,988,653
Assa Abloy AB, B Shares	214,779	4,239,843
Castellum AB	56,143	1,012,715
Essity AB, Class B	227,317	5,686,224
Fabege AB	146,596	2,076,285
Hufvudstaden AB, A Shares	53,204	823,217
Nordea Bank AB	835,093	8,875,255
Swedbank AB, A Shares	415,889	9,834,654
Swedish Match AB	81,227	4,440,460
Switzerland 1.6%		62,680,579
Nestle SA	158,722	12,934,787
Novartis AG	143,858	12,072,815
Partners Group Holding AG	10,349	7,853,511
Roche Holding AG	63,103	15,501,032
Zurich Insurance Group AG	46,693	14,318,434
United Kingdom 5.5%		210,016,843
Anglo American PLC	265,524	6,010,326
AstraZeneca PLC	36,370	2,799,612
Aviva PLC	529,849	3,472,435
Babcock International Group PLC	171,785	1,610,249
Barratt Developments PLC	426,965	2,990,410
Bellway PLC	66,492	2,541,833
BP PLC	6,375,292	47,912,881
British American Tobacco PLC	288,019	15,832,983
Delphi Technologies PLC	37,773	1,706,206
Derwent London PLC	30,328	1,241,356
Dixons Carphone PLC	817,552	1,895,578
DS Smith PLC	662,178	4,374,966
GlaxoSmithKline PLC	556,589	11,560,429
Hammerson PLC	297,752	2,036,339
HSBC Holdings PLC	1,865,265	17,862,248
Imperial Brands PLC	162,173	6,210,823
Inchcape PLC	426,740	3,947,878
Johnson Matthey PLC	82,376	4,058,473
National Grid PLC	726,653	7,762,769
Prudential PLC	294,170	6,940,473
Reckitt Benckiser Group PLC	70,662	6,299,528
RELX PLC	282,738	6,160,082
Rio Tinto PLC	217,338	11,931,992
Segro PLC	548,548	4,781,330
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	15

	Shares	Value
United Kingdom (continued)
Standard Chartered PLC	824,457	$7,434,371
The British Land Company PLC	204,692	1,772,799
Unilever NV	157,190	9,068,399
Vodafone Group PLC	4,011,577	9,800,075
United States 10.8%		413,108,715
Adobe Systems, Inc. (C)	10,575	2,587,491
Alexandria Real Estate Equities, Inc.	54,721	6,973,644
Allergan PLC	11,436	2,105,253
Alphabet, Inc., Class A (C)	2,067	2,536,664
Alphabet, Inc., Class C (C)	5,193	6,321,231
Altria Group, Inc.	17,460	1,024,553
Amazon.com, Inc. (C)	2,840	5,047,930
American International Group, Inc.	37,550	2,073,136
American Tower Corp.	68,288	10,123,013
AmerisourceBergen Corp.	16,634	1,361,160
Anadarko Petroleum Corp.	25,747	1,883,393
Anthem, Inc.	6,760	1,710,280
Apple, Inc.	38,227	7,274,216
AT&T, Inc.	25,084	801,935
AvalonBay Communities, Inc.	31,934	5,647,528
Bank of America Corp.	127,630	3,941,214
Baxter International, Inc.	40,947	2,966,610
Booking Holdings, Inc. (C)	1,516	3,075,540
Boston Properties, Inc.	19,103	2,398,000
Boston Scientific Corp. (C)	142,160	4,777,998
Brixmor Property Group, Inc.	96,552	1,708,005
Broadcom, Inc.	15,968	3,541,223
Burlington Stores, Inc. (C)	8,627	1,318,292
Camden Property Trust	14,210	1,315,704
Celanese Corp., Series A	25,109	2,965,624
CenturyLink, Inc.	44,170	829,071
Chevron Corp.	271,405	34,270,309
Cisco Systems, Inc.	65,076	2,752,064
Citigroup, Inc.	35,905	2,581,210
CMS Energy Corp.	92,972	4,494,266
Comcast Corp., Class A	85,815	3,070,461
Constellation Brands, Inc., Class A	5,768	1,212,607
CSX Corp.	72,292	5,109,599
DCT Industrial Trust, Inc.	53,588	3,583,430
DDR Corp.	67,439	923,914
Devon Energy Corp.	53,232	2,395,972
Digital Realty Trust, Inc.	49,428	6,001,548
Dollar Tree, Inc. (C)	15,760	1,438,573
Douglas Emmett, Inc.	80,268	3,117,609
DowDuPont, Inc.	64,545	4,438,760
16	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Duke Realty Corp.	118,852	$3,460,970
Electronic Arts, Inc. (C)	21,822	2,809,583
EOG Resources, Inc.	16,123	2,078,900
Equinix, Inc.	9,507	4,176,235
Equity LifeStyle Properties, Inc.	29,816	2,712,958
Essex Property Trust, Inc.	16,897	4,062,884
Evercore, Inc., Class A	13,905	1,571,265
Extra Space Storage, Inc.	41,981	3,944,955
Exxon Mobil Corp.	367,079	29,920,609
Facebook, Inc., Class A (C)	14,616	2,522,429
Federal Realty Investment Trust	33,493	4,203,372
First Data Corp., Class A (C)	61,965	1,441,306
First Republic Bank	33,893	3,350,662
General Dynamics Corp.	13,699	2,736,512
Highwoods Properties, Inc.	46,767	2,296,727
Hilton Worldwide Holdings, Inc.	30,866	2,427,920
Host Hotels & Resorts, Inc.	183,280	3,837,883
Hudson Pacific Properties, Inc.	83,242	2,851,871
Intercontinental Exchange, Inc.	36,178	2,673,916
Invitation Homes, Inc.	153,485	3,547,038
Johnson & Johnson	40,236	5,332,075
JPMorgan Chase & Co.	22,211	2,553,154
Kimco Realty Corp.	64,036	1,068,761
Lear Corp.	11,129	2,004,667
Marathon Oil Corp.	64,224	1,356,411
Marriott International, Inc., Class A	15,713	2,008,750
Martin Marietta Materials, Inc.	7,628	1,521,176
Marvell Technology Group, Ltd.	112,476	2,396,864
Mastercard, Inc., Class A	30,742	6,086,916
McDonald's Corp.	22,286	3,510,936
Microsoft Corp.	66,491	7,053,365
Mid-America Apartment Communities, Inc.	10,884	1,096,890
Mohawk Industries, Inc. (C)	8,543	1,609,159
Mondelez International, Inc., Class A	57,846	2,509,359
National Retail Properties, Inc.	57,028	2,544,019
NextEra Energy, Inc.	21,604	3,619,534
NVIDIA Corp.	7,645	1,871,955
Occidental Petroleum Corp.	401,146	33,668,184
Owens Corning	17,390	1,082,006
PepsiCo, Inc.	8,072	928,280
Pfizer, Inc.	50,533	2,017,783
Prologis, Inc.	131,488	8,628,243
Public Storage	10,310	2,245,827
Raytheon Company	14,309	2,833,611
Realty Income Corp.	41,559	2,317,745
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	17

	Shares	Value
United States (continued)
Regency Centers Corp.	72,753	$4,629,273
Retail Properties of America, Inc., Class A	75,832	951,692
Retail Value, Inc. (C)	6,743	222,789
Simon Property Group, Inc.	51,400	9,057,194
SL Green Realty Corp.	31,160	3,212,908
Steel Dynamics, Inc.	39,832	1,875,689
SunTrust Banks, Inc.	28,486	2,052,986
Taubman Centers, Inc.	45,170	2,802,799
The Boeing Company	5,128	1,827,106
The Charles Schwab Corp.	45,763	2,336,659
The Goldman Sachs Group, Inc.	10,354	2,458,350
The Home Depot, Inc.	17,757	3,507,363
The Kraft Heinz Company	32,220	1,941,255
The TJX Companies, Inc.	19,800	1,925,748
UDR, Inc.	51,937	1,998,536
UnitedHealth Group, Inc.	22,001	5,571,093
Ventas, Inc.	45,387	2,558,919
Vertex Pharmaceuticals, Inc. (C)	10,333	1,808,792
Vornado Realty Trust	54,494	3,919,208
Welltower, Inc.	110,735	6,932,011
Yum! Brands, Inc.	16,719	1,325,650

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 6.5%				$249,614,329
(Cost $250,966,651)
United States 6.5%				249,614,329
U.S. Treasury
Treasury Inflation Protected Security	0.625	02-15-43	17,124,300	17,471,329
Treasury Inflation Protected Security	0.750	02-15-42	28,545,600	30,574,183
Treasury Inflation Protected Security	0.750	02-15-45	23,687,600	24,181,770
Treasury Inflation Protected Security	0.875	02-15-47	30,194,200	30,978,925
Treasury Inflation Protected Security	1.000	02-15-46	20,076,900	21,614,940
Treasury Inflation Protected Security	1.000	02-15-48	963,100	998,378
Treasury Inflation Protected Security	1.375	02-15-44	22,405,800	26,598,281
Treasury Inflation Protected Security	2.125	02-15-40	8,415,400	12,129,875
Treasury Inflation Protected Security	2.125	02-15-41	16,392,000	23,495,953
Treasury Inflation Protected Security (D)	2.500	01-15-29	8,827,300	12,005,381
Treasury Inflation Protected Security (D)	3.375	04-15-32	8,086,400	15,076,672

Treasury Inflation Protected Security (D)	3.875	04-15-29	17,312,700	34,488,642
18	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value

Foreign government obligations 15.0%					$571,904,688
(Cost $578,085,920)
Argentina 0.2%					6,873,748
Provincia de Buenos Aires Bond (Argentina Deposit Rate Badlar Private Banks + 3.830%) (E)	36.605	05-31-22	ARS	51,214,000	1,662,610
Republic of Argentina Bond (7 day Argentina Central Bank Repo Reference Rate) (E)	40.000	06-21-20	ARS	136,241,980	5,211,138
Brazil 9.2%					349,876,162
Federative Republic of Brazil
Bill (F)	8.252	07-01-20	BRL	315,892,000	72,122,824
Bill (F)	9.159	07-01-21	BRL	436,084,000	89,630,349
Note	10.000	01-01-21	BRL	98,597,000	27,080,511
Note	10.000	01-01-23	BRL	299,169,000	79,724,995
Note	10.000	01-01-25	BRL	117,026,000	30,345,039
Note	10.000	01-01-27	BRL	200,595,000	50,972,444
Colombia 0.6%					22,713,762
Republic of Colombia
Bond	7.000	05-04-22	COP	17,454,800,000	6,279,996
Bond	7.750	09-18-30	COP	15,929,800,000	5,831,018
Bond	10.000	07-24-24	COP	25,927,900,000	10,602,748
Czech Republic 0.3%					11,948,180
Czech Republic
Bond	0.450	10-25-23	CZK	141,760,000	6,070,310
Bond	2.400	09-17-25	CZK	124,970,000	5,877,870
Dominican Republic 0.1%					4,419,541
Government of Dominican Republic
Bond (A)	8.900	02-15-23	DOP	31,800,000	648,315
Bond (A)	11.250	02-05-27	DOP	173,600,000	3,771,226
Indonesia 0.7%					26,599,137
Republic of Indonesia
Bond	7.000	05-15-22	IDR	65,817,000,000	4,475,784
Bond	7.000	05-15-27	IDR	165,107,000,000	10,843,019
Bond	7.500	08-15-32	IDR	43,330,000,000	2,835,927
Bond	8.250	05-15-36	IDR	41,730,000,000	2,881,555
Bond	8.375	09-15-26	IDR	77,894,000,000	5,562,852
Malaysia 0.6%					22,302,103
Government of Malaysia
Bond	3.492	03-31-20	MYR	11,108,000	2,731,541
Bond	3.844	04-15-33	MYR	6,848,000	1,557,818
Bond	4.059	09-30-24	MYR	28,304,000	6,984,787
Bond	4.160	07-15-21	MYR	10,732,000	2,678,660
Bond	4.378	11-29-19	MYR	27,522,000	6,854,109
Bond	4.642	11-07-33	MYR	5,993,000	1,495,188
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	19

	Rate (%)	Maturity date		Par value^	Value
Mexico 0.9%					$34,675,657
Government of Mexico
Bond	5.000	12-11-19	MXN	175,089,600	9,046,856
Bond	6.500	06-09-22	MXN	233,753,800	11,996,128
Bond	7.500	06-03-27	MXN	94,170,100	4,967,214
Bond	8.000	11-07-47	MXN	106,897,700	5,811,716
Bond	10.000	12-05-24	MXN	47,803,700	2,853,743
Peru 0.2%					8,268,717
Republic of Peru
Bond	6.900	08-12-37	PEN	9,302,000	3,076,961
Bond	8.200	08-12-26	PEN	14,178,000	5,191,756
Poland 0.6%					21,961,716
Republic of Poland
Bond	1.500	04-25-20	PLN	36,326,000	9,921,877
Bond	5.250	10-25-20	PLN	36,135,000	10,648,460
Bond	5.500	10-25-19	PLN	4,842,000	1,391,379
South Africa 0.9%					33,451,807
Republic of South Africa
Bond	6.250	03-31-36	ZAR	51,434,000	2,891,151
Bond	7.750	02-28-23	ZAR	175,571,000	13,172,978
Bond	8.000	01-31-30	ZAR	65,569,000	4,634,721
Bond	8.250	03-31-32	ZAR	43,052,000	3,043,109
Bond	8.750	02-28-48	ZAR	94,090,000	6,629,710
Bond	9.000	01-31-40	ZAR	42,254,000	3,080,138
Thailand 0.4%					16,085,518
Kingdom of Thailand
Bond	1.250	03-12-28	THB	439,960,000	12,954,274
Bond	3.650	12-17-21	THB	98,760,000	3,131,244
Turkey 0.2%					7,484,376
Republic of Turkey
Bond	7.100	03-08-23	TRY	19,932,000	2,561,558
Bond	9.200	09-22-21	TRY	15,730,000	2,420,737
Bond	12.200	01-18-23	TRY	15,800,000	2,502,081
Uruguay 0.1%					5,244,264
Republic of Uruguay
Bond	4.375	12-15-28	UYU	51,360,000	3,093,269

Bond (A)	9.875	06-20-22	UYU	66,222,000	2,150,995
Corporate bonds 7.8%					$296,139,998
(Cost $298,010,872)
Australia 0.0%					1,059,711
BHP Billiton Finance, Ltd. (6.500% to 10-22-22, then 5 Year British Pound Swap Rate + 4.817%)	6.500	10-22-77	GBP	710,000	1,059,711
20	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Brazil 0.0%					$129,588
Petrobras Global Finance BV	6.125	01-17-22		125,000	129,588
Canada 0.3%					10,701,838
Clearwater Seafoods, Inc. (A)	6.875	05-01-25		1,763,000	1,692,480
First Quantum Minerals, Ltd. (A)	6.875	03-01-26		989,000	965,511
First Quantum Minerals, Ltd. (A)	7.000	02-15-21		973,000	982,730
First Quantum Minerals, Ltd. (A)	7.250	05-15-22		1,182,000	1,187,910
First Quantum Minerals, Ltd. (A)	7.500	04-01-25		607,000	610,794
Mattamy Group Corp. (A)	6.875	12-15-23		1,898,000	1,928,843
Mercer International, Inc. (A)	5.500	01-15-26		298,000	289,805
Mercer International, Inc.	6.500	02-01-24		468,000	478,530
Mercer International, Inc.	7.750	12-01-22		357,000	374,850
NOVA Chemicals Corp. (A)	5.250	08-01-23		913,000	911,859
Open Text Corp. (A)	5.625	01-15-23		539,000	551,801
Open Text Corp. (A)	5.875	06-01-26		709,000	726,725
Cayman Islands 0.1%					3,833,474
Shelf Drilling Holdings, Ltd. (A)	8.250	02-15-25		1,188,000	1,205,820
Tecnoglass, Inc. (A)	8.200	01-31-22		1,300,000	1,366,625
Transocean Guardian, Ltd. (A)	5.875	01-15-24		1,247,000	1,261,029
Denmark 0.1%					2,156,005
DKT Finance ApS (A)	9.375	06-17-23		1,213,000	1,267,585
Welltec A/S (A)	9.500	12-01-22		884,000	888,420
France 0.2%					6,579,318
Altice France SA	5.375	05-15-22	EUR	200,000	240,534
Altice France SA (A)	6.000	05-15-22		838,000	863,727
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (A)(G)	7.875	01-23-24		680,000	723,487
La Financiere Atalian SASU	4.000	05-15-24	EUR	500,000	565,369
La Financiere Atalian SASU (A)	5.125	05-15-25	EUR	264,000	302,477
Paprec Holding SA	4.000	03-31-25	EUR	880,000	1,034,297
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (G)	6.750	04-07-21	EUR	560,000	712,131
SPCM SA	2.875	06-15-23	EUR	1,200,000	1,419,171
SPCM SA (A)	4.875	09-15-25		750,000	718,125
Germany 0.2%					9,372,273
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (G)	7.625	04-30-20	EUR	1,000,000	1,230,762
Adler Pelzer Holding GmbH	4.125	04-01-24	EUR	182,000	213,885
IHO Verwaltungs GmbH (2.750% Cash or 3.500% PIK)	2.750	09-15-21	EUR	900,000	1,067,668
IHO Verwaltungs GmbH (3.250% Cash or 4.000% PIK)	3.250	09-15-23	EUR	400,000	476,454
Nidda Healthcare Holding GmbH	3.500	09-30-24	EUR	790,000	905,312
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	21

	Rate (%)	Maturity date		Par value^	Value
Germany (continued)
Platin 1426 GmbH	5.375	06-15-23	EUR	506,000	$565,808
Platin 1426 GmbH (A)	6.875	06-15-23	EUR	120,000	137,866
RWE AG (7.000% to 3-20-19, then 5 Year British Pound Swap Rate + 5.100%) (G)	7.000	03-20-19	GBP	600,000	810,167
Tele Columbus AG (A)	3.875	05-02-25	EUR	900,000	1,012,047
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	1,650,000	2,021,535
Volkswagen International Finance NV (4.625% to 3-24-26, then 12 Year Euro Swap Rate + 2.967%) (G)	4.625	03-24-26	EUR	750,000	930,769
India 0.1%					1,999,388
Vedanta Resources PLC (A)	6.375	07-30-22		2,035,000	1,999,388
Ireland 0.1%					3,450,345
Ardagh Packaging Finance PLC (A)	4.250	09-15-22		200,000	196,500
Ardagh Packaging Finance PLC (A)	4.625	05-15-23		200,000	197,500
Ardagh Packaging Finance PLC	6.750	05-15-24	EUR	625,000	789,308
Ardagh Packaging Finance PLC (A)	7.250	05-15-24		208,000	216,840
James Hardie International Finance DAC (A)	4.750	01-15-25		921,000	901,696
James Hardie International Finance DAC (A)	5.000	01-15-28		408,000	387,600
Smurfit Kappa Acquisitions ULC	4.125	01-30-20	EUR	615,000	760,901
Italy 0.1%					5,220,214
Intesa Sanpaolo SpA (7.000% to 1-19-21, then 5 Year Euro Swap Rate + 6.884%) (G)	7.000	01-19-21	EUR	1,050,000	1,283,633
Telecom Italia SpA (A)	5.303	05-30-24		1,421,000	1,424,553
UniCredit SpA	6.950	10-31-22	EUR	1,090,000	1,483,855
Wind Tre SpA	2.625	01-20-23	EUR	660,000	732,189
Wind Tre SpA (Greater of 3 month EURIBOR + 2.750% or 2.750%) (E)	2.750	01-20-24	EUR	270,000	295,984
Jamaica 0.0%					565,675
Digicel, Ltd.	6.000	04-15-21		412,000	381,100
Digicel, Ltd. (A)	6.750	03-01-23		214,000	184,575
Jersey, Channel Islands 0.0%					914,626
CPUK Finance, Ltd.	4.250	02-28-47	GBP	700,000	914,626
Luxembourg 0.3%					10,407,356
Altice Financing SA	5.250	02-15-23	EUR	450,000	546,716
Altice Finco SA (A)	8.125	01-15-24		325,000	330,688
Altice Luxembourg SA	7.250	05-15-22	EUR	790,000	946,932
Altice Luxembourg SA (A)	7.750	05-15-22		1,170,000	1,164,150
ArcelorMittal	6.125	06-01-25		1,362,000	1,475,318
Cabot Financial Luxembourg SA	6.500	04-01-21	GBP	100,000	131,681
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	250,000	334,698
22	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Luxembourg (continued)
Dufry Finance SCA	4.500	08-01-23	EUR	375,000	$454,146
eDreams ODIGEO SA	8.500	08-01-21	EUR	683,908	831,711
Garfunkelux Holdco 3 SA	8.500	11-01-22	GBP	425,000	541,096
Intralot Capital Luxembourg SA	5.250	09-15-24	EUR	630,000	580,387
LHMC Finco Sarl (A)	6.250	12-20-23	EUR	328,000	396,170
LHMC Finco Sarl (A)	7.875	12-20-23		352,000	352,792
Matterhorn Telecom SA	3.875	05-01-22	EUR	730,000	868,816
Telecom Italia Finance SA	7.750	01-24-33	EUR	900,000	1,452,055
Mexico 0.1%					3,557,867
Cemex SAB de CV (A)	5.700	01-11-25		270,000	274,050
Cemex SAB de CV (A)	7.750	04-16-26		1,122,000	1,235,053
Petroleos Mexicanos	7.190	09-12-24	MXN	43,374,900	2,048,764
Netherlands 0.5%					17,103,952
Cimpress NV (A)	7.000	06-15-26		1,465,000	1,505,288
Eagle Intermediate Global Holding BV	5.375	05-01-23	EUR	400,000	467,128
Eagle Intermediate Global Holding BV (A)	7.500	05-01-25		1,211,000	1,204,945
Energizer Gamma Acquisition BV (A)	4.625	07-15-26	EUR	1,230,000	1,468,973
InterXion Holding NV (A)	4.750	06-15-25	EUR	1,295,000	1,571,104
Marfrig Holdings Europe BV (A)	8.000	06-08-23		2,197,000	2,246,433
OCI NV	5.000	04-15-23	EUR	900,000	1,112,775
Teva Pharmaceutical Finance Netherlands II BV	1.125	10-15-24	EUR	119,000	123,135
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	490,000	540,291
Teva Pharmaceutical Finance Netherlands II BV	3.250	04-15-22	EUR	630,000	766,488
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26		1,840,000	1,562,029
Teva Pharmaceutical Finance Netherlands III BV	6.000	04-15-24		940,000	972,633
Teva Pharmaceutical Finance Netherlands III BV	6.750	03-01-28		611,000	652,074
UPCB Finance IV, Ltd. (A)	5.375	01-15-25		630,000	612,675
Ziggo BV	4.250	01-15-27	EUR	1,970,000	2,297,981
Norway 0.0%					929,364
Nassa Topco AS	2.875	04-06-24	EUR	760,000	929,364
Switzerland 0.0%					1,731,303
Credit Suisse Group AG (7.125% to 7-29-22, then 5 Year U.S. Swap Rate + 5.108%) (G)	7.125	07-29-22		550,000	570,075
UBS Group Funding Switzerland AG (7.125% to 8-10-21, then 5 Year U.S. Swap Rate + 5.883%) (G)	7.125	08-10-21		1,100,000	1,161,228
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
United Kingdom 0.4%					$16,576,811
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	570,000	772,809
Barclays PLC (7.875% to 9-15-22, then 5 Year British Pound Swap Rate + 6.099%) (G)	7.875	09-15-22	GBP	820,000	1,151,690
CYBG PLC (8.000% to 12-8-22, then 5 Year British Pound Swap Rate + 6.250%) (G)	8.000	12-08-22	GBP	722,000	968,978
Fiat Chrysler Finance Europe SA	6.750	10-14-19	EUR	600,000	755,104
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (G)	6.875	06-01-21		450,000	473,625
International Game Technology PLC (A)	3.500	07-15-24	EUR	823,000	978,396
KCA Deutag UK Finance PLC (A)	9.625	04-01-23		1,516,000	1,521,685
Nomad Foods Bondco PLC	3.250	05-15-24	EUR	970,000	1,129,882
Pinnacle Bidco PLC	6.375	02-15-25	GBP	750,000	998,278
Santander UK Group Holdings PLC (7.375% to 6-24-22, then 5 Year British Pound Swap Rate + 5.543%) (G)	7.375	06-24-22	GBP	655,000	901,412
Sensata Technologies UK Financing Company PLC (A)	6.250	02-15-26		701,000	735,174
TalkTalk Telecom Group PLC	5.375	01-15-22	GBP	1,020,000	1,341,159
Tesco Property Finance 2 PLC	6.052	10-13-39	GBP	398,351	614,039
The Royal Bank of Scotland Group PLC (8.625% to 8-15-21, then 5 Year U.S. Swap Rate + 7.598%) (G)	8.625	08-15-21		700,000	755,370
Thomas Cook Finance 2 PLC	3.875	07-15-23	EUR	750,000	875,912
Virgin Media Finance PLC (A)	6.000	10-15-24		900,000	877,500
Virgin Media Secured Finance PLC	5.500	01-15-25	GBP	738,000	987,545
Virgin Media Secured Finance PLC (6.000% to 1-15-21, then 11.000% thereafter) (A)	6.000	01-15-25	GBP	500,000	738,253
United States 5.3%					199,850,890
Alliance Data Systems Corp. (A)	5.375	08-01-22		1,288,000	1,293,152
Allison Transmission, Inc. (A)	4.750	10-01-27		1,301,000	1,206,678
Ally Financial, Inc.	5.750	11-20-25		1,756,000	1,821,850
American Airlines 2013-1 Class B Pass Through Trust (A)	5.625	01-15-21		620,907	630,966
Apergy Corp. (A)	6.375	05-01-26		1,506,000	1,536,120
Arconic, Inc.	5.400	04-15-21		842,000	858,033
Asbury Automotive Group, Inc.	6.000	12-15-24		1,428,000	1,420,860
Ashland LLC	4.750	08-15-22		1,431,000	1,439,944
Avantor, Inc.	4.750	10-01-24	EUR	1,787,000	2,108,436
Avis Budget Car Rental LLC (A)	5.125	06-01-22		1,305,000	1,288,688
Avis Budget Car Rental LLC	5.500	04-01-23		1,211,000	1,195,863
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (G)	6.300	03-10-26		3,230,000	3,439,950
Bausch Health Companies, Inc. (A)	5.500	11-01-25		236,000	236,222
24	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Bausch Health Companies, Inc. (A)	7.000	03-15-24		5,097,000	$5,404,094
Berry Global, Inc.	5.500	05-15-22		884,000	897,260
Berry Global, Inc.	6.000	10-15-22		1,120,000	1,145,200
Berry Petroleum Company LLC (A)	7.000	02-15-26		613,000	639,053
Bruin E&P Partners LLC (A)	8.875	08-01-23		845,000	852,081
Builders FirstSource, Inc. (A)	5.625	09-01-24		1,187,000	1,163,260
BWAY Holding Company (A)	4.750	04-15-24	EUR	678,000	797,501
BWAY Holding Company (A)	5.500	04-15-24		1,260,000	1,230,075
Calpine Corp.	5.750	01-15-25		1,671,000	1,537,320
CCO Holdings LLC (A)	5.500	05-01-26		1,179,000	1,158,368
CCO Holdings LLC (A)	5.875	04-01-24		1,955,000	1,989,213
CCO Holdings LLC (A)	5.875	05-01-27		943,000	935,928
CEMEX Finance LLC (A)	6.000	04-01-24		1,108,000	1,145,894
Centene Corp.	4.750	01-15-25		1,183,000	1,181,521
Century Communities, Inc.	5.875	07-15-25		1,858,000	1,751,165
CenturyLink, Inc.	5.625	04-01-20		1,346,000	1,376,285
Change Healthcare Holdings LLC (A)	5.750	03-01-25		1,878,000	1,816,965
Charter Communications Operating LLC	6.384	10-23-35		1,994,000	2,160,038
Cheniere Corpus Christi Holdings LLC	5.875	03-31-25		718,000	755,695
Cheniere Corpus Christi Holdings LLC	7.000	06-30-24		2,832,000	3,099,270
Cheniere Energy Partners LP (A)	5.250	10-01-25		1,208,000	1,201,960
Cincinnati Bell, Inc. (A)	7.000	07-15-24		1,556,496	1,385,281
Cincinnati Bell, Inc. (A)	8.000	10-15-25		348,000	317,550
Commercial Metals Company (A)	5.750	04-15-26		1,469,000	1,417,585
CommScope Technologies LLC (A)	6.000	06-15-25		1,424,000	1,466,720
Consolidated Communications, Inc.	6.500	10-01-22		2,264,000	2,111,859
Cornerstone Chemical Company (A)	6.750	08-15-24		933,000	914,340
Crestwood Midstream Partners LP	6.250	04-01-23		1,411,000	1,439,220
CSC Holdings LLC (A)	6.625	10-15-25		1,407,000	1,452,728
CSC Holdings LLC (A)	10.125	01-15-23		1,139,000	1,252,900
CSC Holdings LLC (A)	10.875	10-15-25		2,239,000	2,597,240
DaVita, Inc.	5.125	07-15-24		1,247,000	1,213,487
DISH DBS Corp.	5.875	07-15-22		632,000	590,920
DISH DBS Corp.	6.750	06-01-21		1,543,000	1,554,573
EMI Music Publishing Group North America Holdings, Inc. (A)	7.625	06-15-24		1,412,000	1,519,665
Encompass Health Corp.	5.750	11-01-24		2,365,000	2,399,222
Energizer Gamma Acquisition, Inc. (A)	6.375	07-15-26		102,000	104,836
Energy Transfer Equity LP	5.875	01-15-24		561,000	583,440
Energy Transfer Equity LP	7.500	10-15-20		1,429,000	1,525,458
Equinix, Inc.	5.875	01-15-26		1,619,000	1,673,641
ESH Hospitality, Inc. (A)	5.250	05-01-25		1,636,000	1,586,920
First Data Corp. (A)	5.750	01-15-24		243,000	248,468
First Data Corp. (A)	7.000	12-01-23		3,163,000	3,309,289
Frontier Communications Corp.	10.500	09-15-22		2,475,000	2,246,063
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	25

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
General Motors Financial Company, Inc. (5.750% to 9-30-27, then 3 month LIBOR + 3.598%) (G)	5.750	09-30-27		1,796,000	$1,764,570
GLP Capital LP	5.375	04-15-26		1,826,000	1,855,399
Graham Holdings Company (A)	5.750	06-01-26		1,200,000	1,209,000
Harland Clarke Holdings Corp. (A)	6.875	03-01-20		1,129,000	1,112,065
Harland Clarke Holdings Corp. (A)	8.375	08-15-22		1,982,000	1,895,188
HCA, Inc.	4.750	05-01-23		2,303,000	2,332,939
HCA, Inc.	5.250	04-15-25		2,541,000	2,596,584
HCA, Inc.	5.500	06-15-47		1,007,000	954,133
HCA, Inc.	7.500	11-15-95		1,685,000	1,655,513
Hilton Domestic Operating Company, Inc.	4.250	09-01-24		1,422,000	1,370,453
Icahn Enterprises LP	6.250	02-01-22		970,000	988,789
IQVIA, Inc.	3.250	03-15-25	EUR	625,000	732,678
Iron Mountain, Inc. (A)	5.250	03-15-28		1,649,000	1,525,325
Iron Mountain, Inc.	6.000	08-15-23		595,000	608,388
j2 Cloud Services LLC (A)	6.000	07-15-25		1,895,000	1,918,688
Lennar Corp.	2.950	11-29-20		1,270,000	1,231,900
Lennar Corp.	4.750	11-29-27		2,502,000	2,345,625
Magnolia Oil & Gas Operating LLC (A)	6.000	08-01-26		963,000	968,730
MDC Holdings, Inc.	6.000	01-15-43		1,759,000	1,484,156
Meredith Corp. (A)	6.875	02-01-26		2,295,000	2,312,213
Meritage Homes Corp.	6.000	06-01-25		1,407,000	1,416,694
MGM Resorts International	6.000	03-15-23		1,529,000	1,584,426
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (G)	5.550	07-15-20		2,846,000	2,917,150
Moss Creek Resources Holdings, Inc. (A)	7.500	01-15-26		1,820,000	1,774,500
MPT Operating Partnership LP	4.000	08-19-22	EUR	700,000	895,345
MPT Operating Partnership LP	5.250	08-01-26		159,000	156,615
Navient Corp.	4.875	06-17-19		1,285,000	1,296,244
Navient Corp.	6.625	07-26-21		882,000	910,665
Netflix, Inc.	5.750	03-01-24		1,723,000	1,763,921
Netflix, Inc. (A)	5.875	11-15-28		1,683,000	1,687,208
New Enterprise Stone & Lime Company, Inc. (A)	6.250	03-15-26		1,436,000	1,455,300
Novelis Corp. (A)	5.875	09-30-26		1,248,000	1,196,520
Novelis Corp. (A)	6.250	08-15-24		1,275,000	1,278,188
NRG Energy, Inc.	6.625	01-15-27		991,000	1,020,730
NRG Energy, Inc.	7.250	05-15-26		1,580,000	1,682,700
Oasis Petroleum, Inc. (A)	6.250	05-01-26		473,000	475,365
Oasis Petroleum, Inc.	6.875	03-15-22		1,036,000	1,055,425
Oasis Petroleum, Inc.	6.875	01-15-23		1,756,000	1,795,510
Owens-Brockway Glass Container, Inc. (A)	5.875	08-15-23		607,000	616,105
Parsley Energy LLC (A)	5.375	01-15-25		1,210,000	1,203,950
26	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Parsley Energy LLC (A)	5.625	10-15-27	350,000	$347,375
Pitney Bowes, Inc.	3.625	10-01-21	1,676,000	1,581,725
Post Holdings, Inc. (A)	5.000	08-15-26	2,611,000	2,456,794
Post Holdings, Inc. (A)	5.750	03-01-27	275,000	268,125
Sanchez Energy Corp. (A)	7.250	02-15-23	1,314,000	1,294,290
Service Corp. International	5.375	05-15-24	1,606,000	1,626,075
Sirius XM Radio, Inc. (A)	5.375	04-15-25	929,000	922,033
Sirius XM Radio, Inc. (A)	6.000	07-15-24	742,000	767,043
SM Energy Company	6.750	09-15-26	1,201,000	1,222,018
Sprint Communications, Inc.	6.000	11-15-22	4,133,000	4,178,215
Sprint Corp.	7.250	09-15-21	2,305,000	2,423,131
Sprint Corp.	7.625	02-15-25	687,000	719,839
Sprint Corp.	7.625	03-01-26	293,000	303,164
Sprint Spectrum Company LLC (A)	4.738	03-20-25	1,750,000	1,736,700
Standard Industries, Inc. (A)	6.000	10-15-25	2,022,000	2,047,275
Staples, Inc. (A)	8.500	09-15-25	2,423,000	2,277,620
Starwood Property Trust, Inc. (A)	4.750	03-15-25	1,351,000	1,334,113
Steel Dynamics, Inc.	4.125	09-15-25	964,000	921,825
Steel Dynamics, Inc.	5.000	12-15-26	955,000	951,419
Symantec Corp.	4.200	09-15-20	1,236,000	1,241,993
Symantec Corp. (A)	5.000	04-15-25	1,119,000	1,103,700
Tenet Healthcare Corp.	4.500	04-01-21	286,000	286,715
Tenet Healthcare Corp.	4.625	07-15-24	988,000	957,125
Tenet Healthcare Corp.	5.125	05-01-25	1,573,000	1,525,810
Tennant Company	5.625	05-01-25	1,818,000	1,808,910
The Chemours Company	7.000	05-15-25	900,000	963,000
The Goodyear Tire & Rubber Company	5.125	11-15-23	1,052,000	1,044,110
TopBuild Corp. (A)	5.625	05-01-26	1,175,000	1,151,500
TransDigm, Inc.	6.000	07-15-22	753,000	766,328
TransDigm, Inc.	6.500	07-15-24	1,486,000	1,521,293
TTM Technologies, Inc. (A)	5.625	10-01-25	1,760,000	1,738,000
United Rentals North America, Inc.	4.625	10-15-25	1,124,000	1,084,660
United Rentals North America, Inc.	4.875	01-15-28	694,000	648,252
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23	1,015,473	1,125,043
USG Corp. (A)	5.500	03-01-25	598,000	611,455
Versum Materials, Inc. (A)	5.500	09-30-24	1,563,000	1,592,306
Viking Cruises, Ltd. (A)	5.875	09-15-27	345,000	338,963
Viking Cruises, Ltd. (A)	6.250	05-15-25	1,488,000	1,493,580
Vistra Energy Corp.	7.375	11-01-22	456,000	475,380
Vistra Energy Corp.	7.625	11-01-24	985,000	1,055,477
WMG Acquisition Corp. (A)	5.500	04-15-26	995,000	985,050
WPX Energy, Inc.	5.750	06-01-26	193,000	193,483
WPX Energy, Inc.	6.000	01-15-22	89,000	92,338
WPX Energy, Inc.	8.250	08-01-23	1,734,000	1,961,674
Wyndham Destinations, Inc.	4.150	04-01-24	228,000	224,295
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	27

	Rate (%)	Maturity date		Par value^	Value
United States (continued)
Wyndham Destinations, Inc.	4.500	04-01-27		344,000	$336,260
Wyndham Destinations, Inc.	5.100	10-01-25		1,689,000	1,739,670
XPO Logistics, Inc. (A)	6.500	06-15-22		1,080,000	1,109,700
Zayo Group LLC (A)	5.750	01-15-27		803,000	794,970

ZF North America Capital, Inc. (A)	4.750	04-29-25		1,800,000	1,829,861
Convertible bonds 0.0%					$445,932
(Cost $451,066)
Italy 0.0%					445,932
Telecom Italia SpA	1.125	03-26-22	EUR	400,000	445,932

	Contracts/Notional amount	Value
Purchased options 2.5%		$93,703,411
(Cost $104,546,695)
Calls 1.9%		71,757,000
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-18-20; Strike Price: $2,850.00; Notional Amount: 101,900) (C)	1,019	29,316,630
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-20-19; Strike Price: $2,900.00; Notional Amount: 249,400) (C)	2,494	40,702,080
Over the Counter Option on Swiss Market Index (Expiration Date: 9-24-18; Strike Price: CHF 8,591.75; Counterparty: UBS AG) (C)(H)	2,517	1,512,366
Over the Counter Option on Swiss Market Index (Expiration Date: 9-24-18; Strike Price: CHF 8,591.75; Counterparty: UBS AG) (C)(H)	376	225,924
Puts 0.6%		21,946,411
Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-20-19; Strike Price: EUR 3,200.00; Notional Amount: 64,370) (C)	6,437	12,788,492
Over the Counter on the EUR vs. USD (Expiration Date: 4-4-19; Strike Price EUR 1.23; Counterparty: Deutsche Bank AG) (C)(H)	177,000,000	8,743,315
Over the Counter Option on Ibovespa Brasil Index (Expiration Date: 8-16-18; Strike Price: BRL 71,385.90; Counterparty: Goldman Sachs) (C)(H)	749	5,396
Over the Counter Option on Ibovespa Brasil Index (Expiration Date: 8-16-18; Strike Price: BRL 71,680.60; Counterparty: Goldman Sachs) (C)(H)	275	2,326
Over the Counter Option on Ibovespa Brasil Index (Expiration Date: 8-16-18; Strike Price: BRL 73,514.30; Counterparty: Morgan Stanley & Company, Inc.) (C)(H)	645	14,553
Over the Counter Option on Ibovespa Brasil Index (Expiration Date: 8-16-18; Strike Price: BRL 73,540.70; Counterparty: Goldman Sachs) (C)(H)	956	21,872
Over the Counter Option on Swiss Market Index (Expiration Date: 9-24-18; Strike Price: CHF 8,563.43; Counterparty: Goldman Sachs) (C)(H)	12,446	370,457

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 27.8%				$1,057,645,404
(Cost $1,057,445,184)
Certificate of deposit 10.0%				380,167,036
Bank of Montreal	2.060	08-17-18	25,000,000	24,999,875
28	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Certificate of deposit (continued)
China Construction Bank Corp.	2.520	10-10-18	25,000,000	$25,008,325
China Construction Bank Corp.	2.550	09-21-18	35,000,000	35,085,995
First Abu Dhabi Bank PJSC	2.380	09-18-18	25,000,000	25,008,175
ING Bank NV	2.320	09-20-18	35,000,000	35,011,200
MUFG Bank, Ltd.	2.100	08-06-18	25,000,000	25,000,125
MUFG Bank, Ltd.	2.300	10-16-18	25,000,000	25,023,873
Natixis SA	2.350	08-01-18	50,000,000	50,000,888
Standard Chartered PLC	2.310	10-05-18	25,000,000	25,004,225
Standard Chartered PLC	2.480	10-19-18	25,000,000	25,009,550
Standard Chartered PLC	2.480	10-23-18	25,000,000	25,008,775
Sumitomo Mitsui Banking Corp.	2.270	09-25-18	35,000,000	35,005,530
The Toronto-Dominion Bank	2.320	11-19-18	25,000,000	25,000,500
Commercial paper 3.1%				119,450,755
Caisse des Depots et Consignations	2.187	10-26-18	25,000,000	24,868,800
DekaBank Deutsche Girozentrale	2.267	10-24-18	25,000,000	24,862,275
Nationwide Building Society	2.257	08-14-18	30,000,000	29,976,450
NRW Bank	1.997	08-21-18	15,000,000	14,982,255
UBS AG	2.478	01-10-19	25,000,000	24,760,975
Time deposits 10.7%				407,763,467
BNP Paribas SA	1.850	08-01-18	39,146,416	39,146,416
DZ Bank AG	1.920	08-01-18	148,943,226	148,943,226
KBC Bank NV	1.900	08-01-18	119,625,207	119,625,207
Sumitomo Mitsui Financial Group, Inc.	2.000	08-01-18	25,000,000	25,000,000
Sumitomo Mitsui Financial Group, Inc.	2.000	08-08-18	25,009,722	25,009,722
Sumitomo Mitsui Financial Group, Inc.	2.070	08-07-18	50,038,896	50,038,896
U.S. Government 1.4%				51,618,640
U.S. Treasury Bill	1.796	08-02-18	36,654,200	36,652,368
U.S. Treasury Bill (D)	1.866	09-13-18	15,000,000	14,966,272

	Yield (%)	Shares	Value
Money market funds 2.6%			98,645,506

Federated Government Obligations Fund, Institutional Class	1.7714(I)	98,645,506	98,645,506
Total investments (Cost $3,624,731,035) 98.2%			$3,738,246,881
Other assets and liabilities, net 1.8%			70,412,291
Total net assets 100.0%			$3,808,659,172

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
ARS	Argentine Peso
BRL	Brazilian Real
CHF	Swiss Franc
COP	Colombian Peso
CZK	Czech Republic Koruna
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	29

DOP	Dominican Republic Peso
EUR	Euro
GBP	Pound Sterling
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Security Abbreviations and Legend
ADR	American Depositary Receipt
EURIBOR	Euro Interbank Offered Rate
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash. Rates shown are the current rate and most recent payment rate.
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(C)	Non-income producing security.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(F)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(G)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(H)	For this type of option, notional amounts are equivalent to number of contracts.
(I)	The rate shown is the annualized seven-day yield as of 7-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
30	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis*	Notional value*	Unrealized appreciation (depreciation)
3-Year Australian Treasury Bond Futures	9,867	Long	Sep 2018	$813,103,786	$815,543,151	$2,439,365
Mini MSCI Emerging Markets Index Futures	2,926	Long	Sep 2018	166,007,944	160,388,690	(5,619,254)
S&P 500 Index E-Mini Futures	145	Long	Sep 2018	20,205,755	20,423,975	218,220
S&P MidCap 400 Index E-Mini Futures	847	Long	Sep 2018	169,594,019	168,214,200	(1,379,819)
Tokyo Price Index Futures	1,546	Long	Sep 2018	245,169,080	242,930,018	(2,239,062)
U.K. Long Gilt Bond Futures	3,244	Long	Sep 2018	516,357,894	522,357,747	5,999,853
Euro- BUND Futures	1,254	Short	Sep 2018	(236,098,295)	(236,934,119)	(835,824)
Euro STOXX 50 Index Futures	7,575	Short	Sep 2018	(307,056,042)	(311,705,430)	(4,649,388)
Euro-BOBL Futures	2,920	Short	Sep 2018	(449,389,393)	(449,380,481)	8,912
FTSE 100 Index Futures	1,957	Short	Sep 2018	(196,321,989)	(197,361,914)	(1,039,925)
OMX Stockholm 30 Index Futures	2,484	Short	Aug 2018	(43,968,883)	(45,679,726)	(1,710,843)
Russell 2000 Mini Index Futures	4,650	Short	Sep 2018	(389,997,727)	(388,833,000)	1,164,727
						$(7,643,038)
* Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	37,600,000	USD	27,903,679	Barclays Capital	8/1/2018	$31,150	—
AUD	19,000,000	USD	14,102,877	Morgan Stanley	8/1/2018	13,127	—
AUD	344,324	USD	259,148	BNP Paribas SA	8/14/2018	—	$(3,315)
AUD	8,346,847	USD	6,306,409	JPMorgan Chase	8/14/2018	—	(104,697)
BRL	76,000,000	USD	20,358,415	Citigroup	8/10/2018	—	(130,062)
BRL	52,000,000	USD	13,809,220	Goldman Sachs	8/10/2018	31,232	—
BRL	70,000,000	USD	19,016,572	Merrill Lynch	8/10/2018	—	(385,194)
BRL	9,000,000	USD	2,386,002	Citigroup	9/10/2018	880	—
BRL	39,000,000	USD	10,266,400	Citigroup	9/11/2018	75,838	—
BRL	175,000,000	USD	45,989,698	Deutsche Bank	9/11/2018	417,779	—
CAD	212,580	USD	165,964	BNP Paribas SA	8/14/2018	—	(2,511)
CAD	399,964	USD	308,696	Goldman Sachs	8/14/2018	—	(1,162)
CAD	2,504,917	USD	1,942,294	JPMorgan Chase	8/14/2018	—	(16,256)
CAD	276,774	USD	213,441	Morgan Stanley	8/14/2018	—	(628)
CHF	71,300,000	USD	72,652,802	JPMorgan Chase	9/11/2018	—	(390,895)
CHF	24,000,000	USD	24,266,519	Royal Bank of Canada	9/11/2018	57,264	—
CHF	13,434,330	USD	13,618,313	Deutsche Bank	9/14/2018	698	—
CZK	122,250,000	USD	5,523,654	RBC Dominion Securities	10/26/2018	83,965	—
DKK	10,083,050	USD	1,590,338	HSBC	9/10/2018	—	(3,027)
DKK	96,000,000	USD	15,143,756	HSBC	9/11/2018	—	(29,961)
EUR	16,300,000	USD	19,120,327	BNP Paribas SA	8/2/2018	—	(60,012)
EUR	255,700,000	USD	299,552,448	Barclays Capital	8/2/2018	—	(551,068)
EUR	109,000,000	USD	127,380,784	Morgan Stanley	8/2/2018	77,762	—
EUR	212,886	USD	249,872	BNP Paribas SA	8/14/2018	—	(699)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	31

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	1,225,327	USD	1,437,627	Goldman Sachs	8/14/2018	—	$(3,434)
EUR	6,355,816	USD	7,496,399	JPMorgan Chase	8/14/2018	—	(57,187)
EUR	8,238,404	USD	9,653,140	Morgan Stanley	8/14/2018	—	(10,439)
EUR	743,626	USD	875,247	Royal Bank of Canada	8/14/2018	—	(4,864)
EUR	4,600,000	USD	5,404,598	Morgan Stanley	9/11/2018	—	(8,952)
EUR	37,929,977	USD	44,447,409	UBS AG	9/14/2018	$52,747	—
EUR	135,494	USD	159,636	BNP Paribas SA	10/18/2018	—	(260)
GBP	17,000,000	USD	22,861,632	Goldman Sachs	8/2/2018	—	(548,407)
GBP	31,000,000	USD	41,205,572	Royal Bank of Canada	8/2/2018	—	(516,750)
GBP	88,900,000	USD	118,326,256	HSBC	8/8/2018	—	(1,609,928)
GBP	1,620,958	USD	2,166,425	BNP Paribas SA	8/14/2018	—	(37,707)
GBP	1,513,279	USD	2,022,557	Citigroup	8/14/2018	—	(35,249)
GBP	1,587,674	USD	2,126,438	Morgan Stanley	8/14/2018	—	(41,431)
GBP	65,000,000	USD	86,665,422	JPMorgan Chase	9/11/2018	—	(1,200,927)
GBP	2,374,240	USD	3,144,005	BNP Paribas SA	9/14/2018	—	(21,881)
GBP	535,167	USD	709,981	Barclays Capital	9/14/2018	—	(6,237)
GBP	362,536	USD	479,614	Morgan Stanley	9/14/2018	—	(2,879)
GBP	158,301	USD	210,287	Societe Generale	9/14/2018	—	(2,121)
GBP	582,553	USD	767,968	HSBC	10/18/2018	—	(762)
HKD	41,646,641	USD	5,316,169	JPMorgan Chase	8/14/2018	—	(8,612)
HKD	13,358,266	USD	1,705,498	Societe Generale	8/14/2018	—	(3,086)
IDR	47,000,000,000	USD	3,255,975	Citigroup	8/2/2018	3,387	—
INR	790,000,000	USD	11,497,599	BNP Paribas SA	8/2/2018	20,745	—
INR	4,924,000,000	USD	72,926,540	Citigroup	8/6/2018	—	(1,157,217)
INR	2,050,000,000	USD	30,170,041	BNP Paribas SA	9/12/2018	—	(393,636)
INR	200,000,000	USD	2,868,000	Morgan Stanley	10/15/2018	25,458	—
INR	427,048,112	USD	6,172,553	Deutsche Bank	10/25/2018	—	(1,771)
INR	4,924,000,000	USD	70,816,549	Citigroup	11/5/2018	239,297	—
JPY	283,945,834	USD	2,623,348	BNP Paribas SA	8/14/2018	—	(81,761)
JPY	271,620,165	USD	2,508,057	JPMorgan Chase	8/14/2018	—	(76,796)
JPY	592,941,700	USD	5,446,758	Royal Bank of Canada	8/14/2018	—	(139,362)
JPY	1,890,000,000	USD	17,405,685	Barclays Capital	8/17/2018	—	(484,776)
JPY	3,953,000,000	USD	36,287,661	BNP Paribas SA	9/5/2018	—	(849,902)
JPY	3,894,000,000	USD	36,061,636	Barclays Capital	9/6/2018	—	(1,150,462)
JPY	3,953,000,000	USD	36,125,302	Barclays Capital	9/13/2018	—	(668,596)
JPY	3,450,000,000	USD	31,388,847	Barclays Capital	10/15/2018	—	(374,558)
JPY	3,450,000,000	USD	31,391,975	Goldman Sachs	10/15/2018	—	(377,686)
JPY	1,350,000,000	USD	12,027,174	Citigroup	10/29/2018	121,400	—
JPY	1,350,000,000	USD	12,024,830	RBC Dominion Securities	10/29/2018	123,744	—
KRW	11,000,000,000	USD	10,066,947	Citigroup	9/10/2018	—	(179,960)
MXN	99,000,000	USD	5,303,179	Citigroup	8/2/2018	8,621	—
MYR	15,000,000	USD	3,696,858	Morgan Stanley	8/2/2018	—	(6,821)
NOK	35,262,413	USD	4,361,922	Merrill Lynch	9/10/2018	—	(31,647)
NOK	21,000,000	USD	2,597,601	HSBC	9/11/2018	—	(18,681)
32	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
NOK	585,298	USD	72,271	Barclays Capital	9/14/2018	—	$(386)
NOK	55,677,115	USD	6,868,572	Citigroup	9/14/2018	—	(30,393)
RON	28,798,817	USD	7,166,321	Societe Generale	10/26/2018	$90,456	—
RUB	290,000,000	USD	4,600,984	Merrill Lynch	8/2/2018	40,966	—
RUB	2,037,452,777	USD	32,017,801	Goldman Sachs	10/26/2018	315,405	—
SEK	4,368,092	USD	500,567	JPMorgan Chase	8/14/2018	—	(3,309)
SEK	15,624,125	USD	1,805,619	Morgan Stanley	8/14/2018	—	(26,991)
SEK	214,000,000	USD	24,251,335	Morgan Stanley	9/10/2018	161,752	—
SEK	24,285,102	USD	2,775,076	Merrill Lynch	9/14/2018	—	(3,831)
SGD	2,488,176	USD	1,859,256	HSBC	8/14/2018	—	(31,148)
SGD	2,934,378	USD	2,194,202	JPMorgan Chase	8/14/2018	—	(38,261)
TRY	22,450,000	USD	4,489,129	Barclays Capital	10/26/2018	—	(97,627)
TRY	22,450,000	USD	4,490,311	JPMorgan Chase	10/26/2018	—	(98,808)
USD	42,375,912	AUD	56,600,000	BNP Paribas SA	8/1/2018	325,080	—
USD	42,378,390	AUD	56,600,000	BNP Paribas SA	8/8/2018	326,058	—
USD	554,705	AUD	735,271	Goldman Sachs	8/14/2018	8,398	—
USD	15,741,863	AUD	20,913,492	Morgan Stanley	8/14/2018	203,127	—
USD	42,380,761	AUD	56,600,000	BNP Paribas SA	8/15/2018	326,679	—
USD	42,383,150	AUD	56,600,000	BNP Paribas SA	8/22/2018	327,318	—
USD	42,385,523	AUD	56,600,000	BNP Paribas SA	8/29/2018	327,941	—
USD	1,984,838	AUD	2,600,000	JPMorgan Chase	9/11/2018	52,806	—
USD	27,914,241	AUD	37,600,000	Barclays Capital	11/1/2018	—	(32,891)
USD	14,107,821	AUD	19,000,000	Morgan Stanley	11/1/2018	—	(14,400)
USD	35,926,269	BRL	140,000,000	BNP Paribas SA	9/17/2018	—	(1,179,941)
USD	10,874,571	BRL	42,500,000	JPMorgan Chase	9/17/2018	—	(389,814)
USD	45,349,412	BRL	177,000,000	BNP Paribas SA	9/24/2018	—	(1,534,277)
USD	14,471,566	BRL	56,900,000	BNP Paribas SA	10/2/2018	—	(589,402)
USD	19,946,742	BRL	79,400,000	Deutsche Bank	10/2/2018	—	(1,069,794)
USD	14,376,956	BRL	56,500,000	JPMorgan Chase	10/2/2018	—	(578,136)
USD	11,508,300	BRL	45,200,000	Merrill Lynch	10/2/2018	—	(455,773)
USD	8,005,249	BRL	30,500,000	Barclays Capital	10/11/2018	—	(61,554)
USD	40,615,703	BRL	157,000,000	Deutsche Bank	10/11/2018	—	(908,498)
USD	49,280,049	BRL	192,000,000	JPMorgan Chase	10/22/2018	—	(1,452,674)
USD	9,806,422	BRL	38,450,000	JPMorgan Chase	10/26/2018	—	(349,805)
USD	23,836,986	BRL	93,000,000	Barclays Capital	10/30/2018	—	(719,604)
USD	20,000,000	BRL	78,000,000	Deutsche Bank	10/30/2018	—	(595,849)
USD	340,546	CAD	441,651	BNP Paribas SA	8/14/2018	959	—
USD	6,270,478	CAD	8,057,789	Royal Bank of Canada	8/14/2018	74,818	—
USD	657,628	CAD	847,343	JPMorgan Chase	9/10/2018	5,794	—
USD	2,278,957	CAD	2,942,081	HSBC	9/11/2018	15,672	—
USD	101,499,236	CHF	99,277,204	JPMorgan Chase	9/11/2018	882,684	—
USD	72,671,530	CHF	71,300,000	JPMorgan Chase	9/14/2018	391,372	—
USD	19,205,262	CHF	18,920,258	Barclays Capital	10/25/2018	—	(47,439)
USD	16,670,055	CHF	16,428,906	Citigroup	10/25/2018	—	(47,519)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	33

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	15,504,348	CHF	15,278,109	Deutsche Bank	10/25/2018	—	$(42,208)
USD	12,646,562	CHF	12,463,720	Goldman Sachs	10/25/2018	—	(36,155)
USD	13,839,455	CHF	13,638,300	HSBC	10/25/2018	—	(38,480)
USD	15,949,304	CHF	15,716,987	RBC Dominion Securities	10/25/2018	—	(43,842)
USD	12,644,578	CHF	12,463,720	Societe Generale	10/25/2018	—	(38,139)
USD	9,658,825	CNY	62,000,000	HSBC	8/10/2018	$569,242	—
USD	2,810,773	COP	8,140,000,000	Deutsche Bank	10/26/2018	5,559	—
USD	1,600,583	DKK	10,083,050	JPMorgan Chase	9/10/2018	13,273	—
USD	22,959,548	DKK	145,000,000	Morgan Stanley	9/11/2018	131,420	—
USD	16,738,059	DKK	106,083,050	HSBC	9/14/2018	33,102	—
USD	13,295,164	DKK	84,504,407	JPMorgan Chase	9/14/2018	—	(11,793)
USD	221,537,275	EUR	180,000,000	Deutsche Bank	8/2/2018	11,055,271	—
USD	13,281,891	EUR	11,000,000	Goldman Sachs	8/2/2018	419,101	—
USD	129,219,300	EUR	105,000,000	HSBC	8/2/2018	6,438,131	—
USD	104,594,200	EUR	85,000,000	UBS AG	8/2/2018	5,199,920	—
USD	45,272,487	EUR	37,563,858	JPMorgan Chase	8/14/2018	1,305,592	—
USD	163,214,106	EUR	138,500,000	Goldman Sachs	9/11/2018	758,219	—
USD	164,975,790	EUR	140,000,000	JPMorgan Chase	9/11/2018	760,453	—
USD	1,186,915	EUR	1,010,262	BNP Paribas SA	9/14/2018	1,657	—
USD	300,519,019	EUR	255,700,000	Barclays Capital	9/14/2018	527,010	—
USD	2,843,357	EUR	2,423,573	JPMorgan Chase	9/14/2018	—	(24)
USD	10,140,869	EUR	8,642,922	Morgan Stanley	9/14/2018	832	—
USD	39,579,911	EUR	33,900,000	Deutsche Bank	9/25/2018	—	(223,520)
USD	123,397,329	EUR	104,100,000	RBC Dominion Securities	10/17/2018	958,444	—
USD	1,939,092	EUR	1,653,954	Citigroup	10/18/2018	—	(6,389)
USD	179,443	EUR	151,788	Merrill Lynch	10/18/2018	901	—
USD	137,152	EUR	116,412	Nomura Securities	10/18/2018	221	—
USD	42,569,402	EUR	35,996,937	UBS AG	10/18/2018	227,608	—
USD	19,252,667	EUR	16,300,000	BNP Paribas SA	11/2/2018	56,075	—
USD	23,036,599	GBP	17,300,000	JPMorgan Chase	8/2/2018	329,611	—
USD	13,380,132	GBP	9,700,000	Royal Bank of Canada	8/2/2018	648,468	—
USD	29,431,059	GBP	21,000,000	UBS AG	8/2/2018	1,867,663	—
USD	109,739,440	GBP	80,000,000	Citigroup	8/8/2018	4,707,874	—
USD	12,024,449	GBP	8,900,000	Goldman Sachs	8/8/2018	339,687	—
USD	477,632	GBP	363,748	BNP Paribas SA	8/14/2018	—	(59)
USD	112,701	GBP	85,724	Barclays Capital	8/14/2018	124	—
USD	16,039,743	GBP	11,795,181	Societe Generale	8/14/2018	549,762	—
USD	161,961,248	GBP	120,860,217	BNP Paribas SA	9/7/2018	3,075,515	—
USD	127,718,998	GBP	95,000,000	JPMorgan Chase	9/11/2018	2,809,351	—
USD	4,020,336	GBP	3,017,675	BNP Paribas SA	9/14/2018	52,095	—
USD	12,927,130	GBP	9,767,987	Goldman Sachs	9/14/2018	82,234	—
USD	118,513,506	GBP	88,900,000	HSBC	9/14/2018	1,610,074	—
USD	51,991,204	GBP	39,000,000	JPMorgan Chase	9/14/2018	706,234	—
USD	655,217	GBP	496,633	Societe Generale	9/14/2018	2,146	—
34	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	13,398,769	GBP	10,052,336	HSBC	10/18/2018	$160,124	—
USD	131,896	GBP	100,130	Morgan Stanley	10/18/2018	27	—
USD	16,597,808	HKD	130,087,773	JPMorgan Chase	8/14/2018	19,082	—
USD	18,517,015	HKD	145,000,000	Societe Generale	9/11/2018	25,692	—
USD	3,323,904	IDR	47,000,000,000	Merrill Lynch	8/2/2018	64,542	—
USD	3,210,383	IDR	47,000,000,000	Citigroup	11/2/2018	—	$(14,804)
USD	11,755,603	INR	790,000,000	BNP Paribas SA	8/2/2018	237,259	—
USD	71,622,486	INR	4,924,000,000	Citigroup	8/6/2018	—	(146,838)
USD	11,364,454	INR	790,000,000	BNP Paribas SA	11/2/2018	—	(39,860)
USD	26,867,796	JPY	2,910,050,187	JPMorgan Chase	8/14/2018	820,059	—
USD	756,482	JPY	82,513,837	JPMorgan Chase	9/11/2018	16,467	—
USD	25,950,551	KRW	29,000,000,000	Goldman Sachs	9/10/2018	—	(115,142)
USD	5,168,514	MXN	99,000,000	Barclays Capital	8/2/2018	—	(143,286)
USD	5,221,668	MXN	99,000,000	Citigroup	11/5/2018	—	(4,535)
USD	3,843,198	MYR	15,000,000	Barclays Capital	8/2/2018	153,161	—
USD	3,689,129	MYR	15,000,000	Morgan Stanley	11/2/2018	—	(8,813)
USD	4,360,870	NOK	35,262,413	HSBC	9/10/2018	30,595	—
USD	6,478,378	NOK	52,350,000	HSBC	9/11/2018	49,499	—
USD	2,597,879	NOK	21,000,000	HSBC	9/14/2018	18,691	—
USD	4,362,560	NOK	35,262,413	Merrill Lynch	9/14/2018	31,684	—
USD	6,707,317	PEN	22,000,000	Deutsche Bank	10/26/2018	6,877	—
USD	4,648,106	RUB	290,000,000	Deutsche Bank	8/2/2018	6,157	—
USD	4,559,569	RUB	290,000,000	Merrill Lynch	11/2/2018	—	(39,411)
USD	283,850	SEK	2,470,015	Goldman Sachs	8/14/2018	2,667	—
USD	5,407,579	SEK	47,389,166	Morgan Stanley	8/14/2018	12,862	—
USD	351,794	SEK	3,055,378	Societe Generale	8/14/2018	3,974	—
USD	25,656,943	SEK	223,047,343	JPMorgan Chase	9/10/2018	211,736	—
USD	200,056	SEK	1,765,343	Citigroup	9/11/2018	—	(1,348)
USD	7,244,165	SEK	62,932,484	Royal Bank of Canada	9/11/2018	64,316	—
USD	10,078,124	SEK	88,108,582	Citigroup	9/14/2018	23,792	—
USD	24,258,253	SEK	214,000,000	Morgan Stanley	9/14/2018	—	(161,922)
USD	81,873	SGD	111,730	Citigroup	8/14/2018	—	(217)
USD	204,577	SGD	272,611	HSBC	8/14/2018	4,285	—
USD	29,905	SGD	39,850	JPMorgan Chase	8/14/2018	626	—
USD	5,243,445	SGD	6,974,689	Morgan Stanley	8/14/2018	119,014	—
USD	188,697	SGD	255,270	Societe Generale	8/14/2018	1,145	—
USD	1,652,254	SGD	2,200,000	JPMorgan Chase	9/10/2018	35,064	—
USD	1,009,862	SGD	1,345,000	JPMorgan Chase	9/11/2018	21,150	—
USD	17,585,985	TWD	520,000,000	BNP Paribas SA	9/11/2018	531,666	—
USD	10,994,905	ZAR	140,000,000	Royal Bank of Canada	8/10/2018	374,630	—
						$53,552,091	$(23,269,141)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	35

WRITTEN OPTIONS
Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
Barclays Capital	Euro STOXX 50 Index	EUR	3,410.00	Aug 2018	1,189	1,189	$75,258	$(160,572)
Barclays Capital	Euro STOXX 50 Index	EUR	3,485.00	Aug 2018	1,133	1,133	53,167	(79,680)
Barclays Capital	Euro STOXX 50 Index	EUR	3,517.00	Aug 2018	1,133	1,133	51,454	(55,743)
Barclays Capital	Euro STOXX 50 Index	EUR	3,527.00	Sep 2018	1,133	1,133	52,995	(52,995)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	3,395.00	Aug 2018	1,189	1,189	72,947	(180,109)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	3,490.00	Aug 2018	1,133	1,133	54,415	(76,449)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	22,250.00	Aug 2018	15,556	15,556	54,990	(42,254)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,735.00	Aug 2018	719	719	25,884	(58,774)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,735.00	Aug 2018	2,519	2,519	93,455	(206,058)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,840.00	Aug 2018	689	689	19,981	(10,530)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,840.00	Aug 2018	2,067	2,067	61,597	(32,948)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,814.50	Aug 2018	1,378	1,378	43,063	(43,063)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,814.50	Sep 2018	1,378	1,378	43,752	(43,752)
BNP Paribas Securities Corp.	S&P/ASX 200 Index	AUD	6,280.00	Sep 2018	166	166	5,500	(5,500)
BNP Paribas Securities Corp.	S&P/ASX 200 Index	AUD	6,280.00	Sep 2018	208	208	6,737	(6,737)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,615.00	Aug 2018	92	92	11,613	(51,970)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,606.00	Aug 2018	161	161	20,070	(92,262)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,606.00	Aug 2018	23	23	2,954	(13,175)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	9,175.00	Sep 2018	86	86	8,699	(8,699)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	9,175.00	Sep 2018	107	107	11,315	(11,315)
Deutsche Bank AG	KOSPI 200 Index	KRW	293.00	Aug 2018	11,666,667	11,666,667	52,150	(48,610)
Deutsche Bank AG	KOSPI 200 Index	KRW	292.00	Aug 2018	11,666,667	11,666,667	54,483	(59,632)
Deutsche Bank AG	KOSPI 200 Index	KRW	297.40	Sep 2018	11,777,778	11,777,778	42,164	(42,164)
36	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Deutsche Bank AG	Nikkei 225 Index	JPY	21,700.00	Aug 2018	15,556	15,556	$57,557	$(118,764)
Deutsche Bank AG	Nikkei 225 Index	JPY	21,510.00	Aug 2018	15,556	15,556	59,752	(145,289)
Deutsche Bank AG	Nikkei 225 Index	JPY	22,500.00	Sep 2018	15,222	15,222	45,197	(45,197)
Deutsche Bank AG	S&P 500 Index	USD	2,735.00	Aug 2018	1,439	1,439	55,416	(116,976)
Deutsche Bank AG	S&P 500 Index	USD	2,735.00	Aug 2018	1,799	1,799	71,061	(146,527)
Deutsche Bank AG	S&P 500 Index	USD	2,725.00	Aug 2018	360	360	12,960	(33,014)
Deutsche Bank AG	S&P 500 Index	USD	2,725.00	Aug 2018	2,878	2,878	106,486	(264,814)
Deutsche Bank AG	S&P/ASX 200 Index	AUD	6,198.00	Aug 2018	346	346	20,485	(21,131)
Goldman Sachs	Euro STOXX 50 Index	EUR	3,518.00	Aug 2018	1,133	1,133	48,878	(53,605)
Goldman Sachs	Ibovespa Brasil Index	BRL	73,540.71	Aug 2018	956	956	876,520	(1,512,253)
Goldman Sachs	Ibovespa Brasil Index	BRL	71,385.98	Aug 2018	749	749	519,125	(1,601,785)
Goldman Sachs	Ibovespa Brasil Index	BRL	71,680.63	Aug 2018	275	275	192,284	(566,925)
Goldman Sachs	KOSPI 200 Index	KRW	291.90	Aug 2018	11,666,667	11,666,667	64,412	(58,168)
Goldman Sachs	KOSPI 200 Index	KRW	291.50	Aug 2018	11,666,667	11,666,667	56,420	(65,827)
Goldman Sachs	KOSPI 200 Index	KRW	294.85	Aug 2018	11,777,778	11,777,778	47,771	(58,842)
Goldman Sachs	KOSPI 200 Index	KRW	297.00	Aug 2018	11,777,778	11,777,778	45,898	(45,711)
Goldman Sachs	KOSPI 200 Index	KRW	297.80	Aug 2018	11,777,778	11,777,778	44,685	(42,027)
Goldman Sachs	KOSPI 200 Index	KRW	297.30	Aug 2018	11,777,778	11,777,778	41,634	(46,221)
Goldman Sachs	S&P 500 Index	USD	2,822.00	Aug 2018	2,756	2,756	81,741	(64,718)
Goldman Sachs	S&P 500 Index	USD	2,840.00	Aug 2018	345	345	9,977	(5,017)
Goldman Sachs	S&P 500 Index	USD	2,840.00	Aug 2018	2,411	2,411	71,679	(36,848)
Goldman Sachs	S&P 500 Index	USD	2,816.00	Aug 2018	1,034	1,034	31,403	(29,662)
Goldman Sachs	S&P 500 Index	USD	2,816.00	Aug 2018	1,722	1,722	53,967	(51,077)
Goldman Sachs	S&P/ASX 200 Index	AUD	6,187.00	Aug 2018	346	346	20,864	(24,788)
Goldman Sachs	S&P/ASX 200 Index	AUD	6,250.00	Aug 2018	332	332	14,852	(16,430)
Goldman Sachs	S&P/ASX 200 Index	AUD	6,250.00	Aug 2018	42	42	1,907	(2,059)
Goldman Sachs	Swiss Market Index	CHF	8,563.43	Sep 2018	12,446	12,446	2,871,474	(7,807,806)
Merrill Lynch	KOSPI 200 Index	KRW	299.50	Aug 2018	11,666,667	11,666,667	54,952	—
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,366.00	Aug 2018	1,189	1,189	82,050	(221,610)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	37

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,405.00	Aug 2018	1,189	1,189	$70,371	$(166,232)
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,440.00	Aug 2018	1,189	1,189	66,643	(117,001)
Morgan Stanley & Company, Inc.	Ibovespa Brasil Index	BRL	73,514.34	Aug 2018	645	645	538,795	(1,024,604)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,525.00	Aug 2018	115	115	15,340	(75,416)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,525.00	Aug 2018	69	69	8,648	(45,203)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,600.00	Aug 2018	138	138	17,099	(79,951)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,600.00	Aug 2018	46	46	5,839	(26,639)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,690.00	Aug 2018	184	184	20,708	(89,790)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	9,166.00	Aug 2018	107	107	11,876	(11,205)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	9,166.00	Sep 2018	86	86	8,338	(9,226)
Societe Generale Paris	Nikkei 225 Index	JPY	21,743.00	Aug 2018	15,556	15,556	61,795	(112,691)
Societe Generale Paris	Nikkei 225 Index	JPY	21,850.00	Aug 2018	15,556	15,556	59,105	(97,839)
Societe Generale Paris	Nikkei 225 Index	JPY	22,630.00	Aug 2018	15,222	15,222	49,517	(36,101)
Societe Generale Paris	Nikkei 225 Index	JPY	22,585.00	Aug 2018	15,222	15,222	50,423	(40,478)
Societe Generale Paris	Nikkei 225 Index	JPY	22,690.00	Aug 2018	15,222	15,222	49,919	(33,622)
Societe Generale Paris	Nikkei 225 Index	JPY	22,550.00	Aug 2018	15,222	15,222	49,614	(44,526)
Societe Generale Paris	S&P/ASX 200 Index	AUD	6,260.00	Aug 2018	291	291	10,731	(13,100)
Societe Generale Paris	S&P/ASX 200 Index	AUD	6,260.00	Aug 2018	83	83	3,061	(3,734)
Societe Generale Paris	Swiss Market Index	CHF	9,010.00	Aug 2018	172	172	17,019	(35,644)
Societe Generale Paris	Swiss Market Index	CHF	9,010.00	Aug 2018	21	21	2,210	(4,400)
Societe Generale Paris	Swiss Market Index	CHF	9,130.00	Aug 2018	150	150	14,646	(18,309)
Societe Generale Paris	Swiss Market Index	CHF	9,130.00	Aug 2018	43	43	4,302	(5,363)
UBS AG	S&P 500 Index	USD	2,704.00	Aug 2018	1,439	1,439	64,861	(161,585)
UBS AG	S&P 500 Index	USD	2,703.50	Aug 2018	1,079	1,079	46,671	(121,863)
UBS AG	S&P 500 Index	USD	2,703.50	Aug 2018	2,159	2,159	94,892	(244,336)
38	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
UBS AG	S&P/ASX 200 Index	AUD	6,187.00	Aug 2018	346	346	$20,002	$(24,061)
UBS AG	S&P/ASX 200 Index	AUD	6,210.00	Aug 2018	346	346	21,905	(18,626)
UBS AG	S&P/ASX 200 Index	AUD	6,217.00	Aug 2018	346	346	21,523	(18,279)
UBS AG	S&P/ASX 200 Index	AUD	6,310.00	Aug 2018	249	249	10,711	(7,129)
UBS AG	S&P/ASX 200 Index	AUD	6,310.00	Aug 2018	125	125	5,527	(3,750)
UBS AG	S&P/ASX 200 Index	AUD	6,281.00	Aug 2018	208	208	8,673	(8,097)
UBS AG	S&P/ASX 200 Index	AUD	6,281.00	Sep 2018	166	166	7,118	(6,665)
UBS AG	Swiss Market Index	CHF	9,160.00	Aug 2018	129	129	12,572	(13,665)
UBS AG	Swiss Market Index	CHF	9,160.00	Aug 2018	64	64	6,380	(6,931)
							$8,036,884	$(17,312,143)
Puts
Barclays Capital	Euro STOXX 50 Index	EUR	3,410.00	Aug 2018	1,189	1,189	$82,756	—
Barclays Capital	Euro STOXX 50 Index	EUR	3,485.00	Aug 2018	1,133	1,133	60,524	$(30,418)
Barclays Capital	Euro STOXX 50 Index	EUR	3,517.00	Aug 2018	1,133	1,133	55,167	(49,502)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	3,395.00	Aug 2018	1,189	1,189	85,885	(7)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	3,490.00	Aug 2018	1,133	1,133	59,362	(33,877)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	3,527.00	Sep 2018	1,133	1,133	56,651	(56,651)
BNP Paribas Securities Corp.	Nikkei 225 Index	JPY	22,250.00	Aug 2018	15,556	15,556	58,029	—
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,735.00	Aug 2018	719	719	25,884	(59)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,735.00	Aug 2018	2,519	2,519	93,455	(877)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,840.00	Aug 2018	689	689	20,119	(26,964)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,840.00	Aug 2018	2,067	2,067	61,700	(82,270)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,814.50	Aug 2018	1,378	1,378	43,063	(43,063)
BNP Paribas Securities Corp.	S&P 500 Index	USD	2,814.50	Sep 2018	1,378	1,378	43,752	(43,752)
BNP Paribas Securities Corp.	S&P/ASX 200 Index	AUD	6,280.00	Sep 2018	166	166	10,730	(10,730)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	39

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
BNP Paribas Securities Corp.	S&P/ASX 200 Index	AUD	6,280.00	Sep 2018	208	208	$13,908	$(13,908)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,615.00	Aug 2018	92	92	12,527	—
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,606.00	Aug 2018	161	161	20,335	—
BNP Paribas Securities Corp.	Swiss Market Index	CHF	8,606.00	Aug 2018	23	23	2,992	—
BNP Paribas Securities Corp.	Swiss Market Index	CHF	9,175.00	Sep 2018	86	86	9,334	(9,334)
BNP Paribas Securities Corp.	Swiss Market Index	CHF	9,175.00	Sep 2018	107	107	12,148	(12,148)
Deutsche Bank AG	KOSPI 200 Index	KRW	293.00	Aug 2018	11,666,667	11,666,667	61,250	(1,406)
Deutsche Bank AG	KOSPI 200 Index	KRW	292.00	Aug 2018	11,666,667	11,666,667	58,567	(1,808)
Deutsche Bank AG	KOSPI 200 Index	KRW	297.40	Sep 2018	11,777,778	11,777,778	42,047	(42,047)
Deutsche Bank AG	Nikkei 225 Index	JPY	21,700.00	Aug 2018	15,556	15,556	59,105	(156)
Deutsche Bank AG	Nikkei 225 Index	JPY	21,510.00	Aug 2018	15,556	15,556	60,737	(282)
Deutsche Bank AG	Nikkei 225 Index	JPY	22,500.00	Sep 2018	15,222	15,222	49,009	(49,009)
Deutsche Bank AG	S&P 500 Index	USD	2,735.00	Aug 2018	1,439	1,439	53,243	—
Deutsche Bank AG	S&P 500 Index	USD	2,735.00	Aug 2018	1,799	1,799	67,642	(5)
Deutsche Bank AG	S&P 500 Index	USD	2,725.00	Aug 2018	360	360	13,788	(92)
Deutsche Bank AG	S&P 500 Index	USD	2,725.00	Aug 2018	2,878	2,878	113,623	(1,913)
Deutsche Bank AG	S&P/ASX 200 Index	AUD	6,198.00	Aug 2018	346	346	18,180	—
Goldman Sachs	Euro STOXX 50 Index	EUR	3,518.00	Aug 2018	1,133	1,133	58,125	(48,265)
Goldman Sachs	KOSPI 200 Index	KRW	291.90	Aug 2018	11,666,667	11,666,667	52,173	(85)
Goldman Sachs	KOSPI 200 Index	KRW	291.50	Aug 2018	11,666,667	11,666,667	54,857	(2,600)
Goldman Sachs	KOSPI 200 Index	KRW	294.85	Aug 2018	11,777,778	11,777,778	43,696	(26,751)
Goldman Sachs	KOSPI 200 Index	KRW	297.00	Aug 2018	11,777,778	11,777,778	42,047	(36,089)
Goldman Sachs	KOSPI 200 Index	KRW	297.80	Aug 2018	11,777,778	11,777,778	40,680	(40,677)
Goldman Sachs	KOSPI 200 Index	KRW	297.30	Aug 2018	11,777,778	11,777,778	42,047	(39,194)
Goldman Sachs	S&P 500 Index	USD	2,822.00	Aug 2018	2,756	2,756	83,260	(81,450)
Goldman Sachs	S&P 500 Index	USD	2,840.00	Aug 2018	345	345	10,152	(13,310)
Goldman Sachs	S&P 500 Index	USD	2,840.00	Aug 2018	2,411	2,411	72,592	(94,356)
Goldman Sachs	S&P 500 Index	USD	2,816.00	Aug 2018	1,034	1,034	32,126	(29,568)
Goldman Sachs	S&P 500 Index	USD	2,816.00	Aug 2018	1,722	1,722	54,639	(50,245)
40	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Goldman Sachs	S&P/ASX 200 Index	AUD	6,187.00	Aug 2018	346	346	$18,879	$(319)
Goldman Sachs	S&P/ASX 200 Index	AUD	6,250.00	Aug 2018	332	332	21,907	(15,289)
Goldman Sachs	S&P/ASX 200 Index	AUD	6,250.00	Aug 2018	42	42	2,818	(2,064)
Merrill Lynch	KOSPI 200 Index	KRW	299.50	Aug 2018	11,666,667	11,666,667	54,952	(21,380)
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,366.00	Aug 2018	1,189	1,189	88,957	—
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,405.00	Aug 2018	1,189	1,189	83,808	(101)
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	3,440.00	Aug 2018	1,189	1,189	82,226	(1,298)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,525.00	Aug 2018	115	115	16,627	—
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,525.00	Aug 2018	69	69	10,190	—
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,600.00	Aug 2018	138	138	18,055	—
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,600.00	Aug 2018	46	46	6,163	—
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	8,690.00	Aug 2018	184	184	23,579	(4)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	9,166.00	Aug 2018	107	107	10,933	(11,139)
Morgan Stanley & Company, Inc.	Swiss Market Index	CHF	9,166.00	Sep 2018	86	86	9,789	(9,194)
Societe Generale Paris	Nikkei 225 Index	JPY	21,743.00	Aug 2018	15,556	15,556	68,471	—
Societe Generale Paris	Nikkei 225 Index	JPY	21,850.00	Aug 2018	15,556	15,556	61,216	(68)
Societe Generale Paris	Nikkei 225 Index	JPY	22,630.00	Aug 2018	15,222	15,222	49,517	(47,289)
Societe Generale Paris	Nikkei 225 Index	JPY	22,585.00	Aug 2018	15,222	15,222	50,423	(45,567)
Societe Generale Paris	Nikkei 225 Index	JPY	22,690.00	Aug 2018	15,222	15,222	49,919	(54,656)
Societe Generale Paris	Nikkei 225 Index	JPY	22,550.00	Aug 2018	15,222	15,222	52,081	(46,528)
Societe Generale Paris	S&P/ASX 200 Index	AUD	6,260.00	Aug 2018	291	291	19,960	(15,296)
Societe Generale Paris	S&P/ASX 200 Index	AUD	6,260.00	Aug 2018	83	83	5,938	(4,593)
Societe Generale Paris	Swiss Market Index	CHF	9,010.00	Aug 2018	172	172	19,257	(8,206)
Societe Generale Paris	Swiss Market Index	CHF	9,010.00	Aug 2018	21	21	2,410	(1,056)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	41

Options on index (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Societe Generale Paris	Swiss Market Index	CHF	9,130.00	Aug 2018	150	150	$15,913	$(12,608)
Societe Generale Paris	Swiss Market Index	CHF	9,130.00	Aug 2018	43	43	4,692	(3,740)
UBS AG	S&P 500 Index	USD	2,704.00	Aug 2018	1,439	1,439	66,790	—
UBS AG	S&P 500 Index	USD	2,703.50	Aug 2018	1,079	1,079	44,349	—
UBS AG	S&P 500 Index	USD	2,703.50	Aug 2018	2,159	2,159	91,222	(47)
UBS AG	S&P/ASX 200 Index	AUD	6,187.00	Aug 2018	346	346	19,748	(3)
UBS AG	S&P/ASX 200 Index	AUD	6,210.00	Aug 2018	346	346	17,797	(170)
UBS AG	S&P/ASX 200 Index	AUD	6,217.00	Aug 2018	346	346	18,294	(1,415)
UBS AG	S&P/ASX 200 Index	AUD	6,310.00	Aug 2018	249	249	15,480	(18,939)
UBS AG	S&P/ASX 200 Index	AUD	6,310.00	Aug 2018	125	125	7,949	(9,609)
UBS AG	S&P/ASX 200 Index	AUD	6,281.00	Aug 2018	208	208	12,939	(13,374)
UBS AG	S&P/ASX 200 Index	AUD	6,281.00	Sep 2018	166	166	10,547	(10,875)
UBS AG	Swiss Market Index	CHF	9,160.00	Aug 2018	129	129	14,134	(12,706)
UBS AG	Swiss Market Index	CHF	9,160.00	Aug 2018	64	64	7,167	(6,504)
UBS AG	Swiss Market Index	CHF	8,591.75	Sep 2018	2,517	2,517	535,720	(80,366)
UBS AG	Swiss Market Index	CHF	8,591.75	Sep 2018	376	376	70,003	(12,005)
							$3,792,725	$(1,439,276)
							$11,829,609	$(18,751,419)

Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	17,700,000	273,076	(25,312)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	23,895,000	340,050	(34,171)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	20,310,750	312,004	(29,045)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	26,900,000	370,292	(38,468)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	21,600,000	316,008	(30,889)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	21,600,000	293,026	(30,889)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	25,900,000	327,247	(37,038)
Euro versus U.S. Dollar	Deutsche Bank AG	EUR	1.33	Apr 2019	19,094,250	271,728	(27,307)
						$2,503,431	$(253,119)
* For this type of option, notional amounts are equivalent to number of contracts.
42	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Deutsche Bank AG	2,535,000,000	CLP	CLICP	Fixed 4.020%	Semi-Annual	Semi-Annual	Sep 2027	—	$(62,103)	$(62,103)
Goldman Sachs	2,614,000,000	CLP	CLICP	Fixed 4.030%	Semi-Annual	Semi-Annual	Sep 2027	—	(60,362)	(60,362)
Goldman Sachs	3,601,000,000	CLP	CLICP	Fixed 4.038%	Semi-Annual	Semi-Annual	Sep 2027	—	(80,204)	(80,204)
								—	$(202,669)	$(202,669)
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.879%	Semi-Annual	Semi-Annual	Oct 2019	—	(730,016)	(730,016)
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.840%	Semi-Annual	Semi-Annual	Oct 2019	—	(558,315)	(558,315)
Centrally cleared	1,356,000,000	SEK	Fixed -0.213%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	174,548	174,548
Centrally cleared	904,000,000	SEK	Fixed -0.220%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	132,582	132,582
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.830%	Semi-Annual	Semi-Annual	Oct 2019	—	(297,087)	(297,087)
Centrally cleared	452,000,000	SEK	Fixed -0.222%	3 month STIBOR	Annual	Quarterly	Oct 2019	—	72,962	72,962
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.775%	Semi-Annual	Semi-Annual	Nov 2019	—	(1,010,891)	(1,010,891)
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.800%	Semi-Annual	Semi-Annual	Nov 2019	—	(632,979)	(632,979)
Centrally cleared	1,356,000,000	SEK	Fixed -0.247%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	159,020	159,020
Centrally cleared	144,800,000	CAD	3 month CDOR	Fixed 1.795%	Semi-Annual	Semi-Annual	Nov 2019	—	(638,538)	(638,538)
Centrally cleared	904,000,000	SEK	Fixed -0.245%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	101,877	101,877
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.775%	Semi-Annual	Semi-Annual	Nov 2019	—	(1,018,851)	(1,018,851)
Centrally cleared	904,000,000	SEK	Fixed -0.257%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	127,361	127,361
Centrally cleared	1,356,000,000	SEK	Fixed -0.249%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	172,371	172,371
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.780%	Semi-Annual	Semi-Annual	Nov 2019	—	(341,651)	(341,651)
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.800%	Semi-Annual	Semi-Annual	Nov 2019	—	(325,206)	(325,206)
Centrally cleared	452,000,000	SEK	Fixed -0.234%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	34,024	34,024
Centrally cleared	452,000,000	SEK	Fixed -0.222%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	31,359	31,359
Centrally cleared	217,200,000	CAD	3 month CDOR	Fixed 1.810%	Semi-Annual	Semi-Annual	Nov 2019	—	(957,030)	(957,030)
Centrally cleared	1,356,000,000	SEK	Fixed -0.255%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	199,100	199,100
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.760%	Semi-Annual	Semi-Annual	Nov 2019	—	(374,516)	(374,516)
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.763%	Semi-Annual	Semi-Annual	Nov 2019	—	(373,098)	(373,098)
Centrally cleared	452,000,000	SEK	Fixed -0.245%	3 month STIBOR	Annual	Quarterly	Nov 2019	—	57,372	57,372
Centrally cleared	452,000,000	SEK	Fixed -0.236%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	49,235	49,235
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.835%	Semi-Annual	Semi-Annual	Dec 2019	—	(318,344)	(318,344)
Centrally cleared	452,000,000	SEK	Fixed -0.212%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	26,763	26,763
Centrally cleared	72,400,000	CAD	3 month CDOR	Fixed 1.871%	Semi-Annual	Semi-Annual	Dec 2019	—	(290,602)	(290,602)
Centrally cleared	452,000,000	SEK	Fixed -0.223%	3 month STIBOR	Annual	Quarterly	Dec 2019	—	38,475	38,475
Centrally cleared	71,718,000	AUD	6 month BBSW	Fixed 2.565%	Semi-Annual	Semi-Annual	May 2021	—	185,466	185,466
Centrally cleared	71,718,000	AUD	6 month BBSW	Fixed 2.500%	Semi-Annual	Semi-Annual	May 2021	—	117,137	117,137
Centrally cleared	107,577,000	AUD	6 month BBSW	Fixed 2.486%	Semi-Annual	Semi-Annual	May 2021	—	152,695	152,695
Centrally cleared	107,577,024	AUD	6 month BBSW	Fixed 2.357%	Semi-Annual	Semi-Annual	May 2021	—	(49,089)	(49,089)
Centrally cleared	54,332,000	AUD	6 month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(11,932)	(11,932)
Centrally cleared	40,139,976	AUD	6 month BBSW	Fixed 2.385%	Semi-Annual	Semi-Annual	May 2021	—	(3,254)	(3,254)
Centrally cleared	61,938,000	AUD	6 month BBSW	Fixed 2.375%	Semi-Annual	Semi-Annual	May 2021	—	(13,938)	(13,938)
Centrally cleared	91,140,000	AUD	6 month BBSW	Fixed 2.350%	Semi-Annual	Semi-Annual	Jun 2021	—	(67,536)	(67,536)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	43

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	56,420,000	AUD	6 month BBSW	Fixed 2.325%	Semi-Annual	Semi-Annual	Jun 2021	—	$(62,750)	$(62,750)
Centrally cleared	160,380,000	CAD	3 month CDOR	Fixed 2.550%	Semi-Annual	Semi-Annual	Jun 2021	—	(204,659)	(204,659)
Centrally cleared	160,380,000	CAD	3 month CDOR	Fixed 2.520%	Semi-Annual	Semi-Annual	Jun 2021	—	(275,747)	(275,747)
Centrally cleared	1,040,000,000	USD	Fixed 3.080%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2021	—	37,856	37,856
Centrally cleared	43,400,000	AUD	6 month BBSW	Fixed 2.395%	Semi-Annual	Semi-Annual	Jun 2021	—	(5,894)	(5,894)
Centrally cleared	26,040,000	AUD	6 month BBSW	Fixed 2.456%	Semi-Annual	Semi-Annual	Jun 2021	—	19,300	19,300
Centrally cleared	1,040,000,000	USD	Fixed 3.069%	3 month LIBOR	Semi-Annual	Quarterly	Jun 2021	—	138,216	138,216
Centrally cleared	69,882,100	CAD	3 month CDOR	Fixed 2.510%	Semi-Annual	Semi-Annual	Jul 2021	—	(135,402)	(135,402)
Centrally cleared	119,919,800	CAD	3 month CDOR	Fixed 2.504%	Semi-Annual	Semi-Annual	Jul 2021	—	(243,887)	(243,887)
Centrally cleared	119,919,800	CAD	3 month CDOR	Fixed 2.503%	Semi-Annual	Semi-Annual	Jul 2021	—	(247,021)	(247,021)
Centrally cleared	239,839,350	CAD	3 month CDOR	Fixed 2.510%	Semi-Annual	Semi-Annual	Jul 2021	—	(468,782)	(468,782)
Centrally cleared	119,919,800	CAD	3 month CDOR	Fixed 2.503%	Semi-Annual	Semi-Annual	Jul 2021	—	(249,307)	(249,307)
Centrally cleared	59,959,900	CAD	3 month CDOR	Fixed 2.520%	Semi-Annual	Semi-Annual	Jul 2021	—	(109,093)	(109,093)
Centrally cleared	70,924,000	CAD	3 month CDOR	Fixed 2.500%	Semi-Annual	Semi-Annual	Jul 2021	—	(150,015)	(150,015)
Centrally cleared	119,919,800	CAD	3 month CDOR	Fixed 2.500%	Semi-Annual	Semi-Annual	Jul 2021	—	(258,489)	(258,489)
Centrally cleared	53,200,000	CAD	3 month CDOR	Fixed 2.500%	Semi-Annual	Semi-Annual	Jul 2021	—	(114,951)	(114,951)
Centrally cleared	258,000,000	CAD	3 month CDOR	Fixed 2.609%	Semi-Annual	Semi-Annual	Jul 2021	—	(146,944)	(146,944)
Centrally cleared	193,500,000	CAD	3 month CDOR	Fixed 2.620%	Semi-Annual	Semi-Annual	Jul 2021	—	(81,247)	(81,247)
Centrally cleared	193,500,000	CAD	3 month CDOR	Fixed 2.639%	Semi-Annual	Semi-Annual	Jul 2021	—	(27,087)	(27,087)
Centrally cleared	295,000,000	AUD	6 month BBSW	Fixed 2.766%	Semi-Annual	Semi-Annual	Sep 2021	—	1,329,482	1,329,482
Centrally cleared	146,000,000	AUD	6 month BBSW	Fixed 2.725%	Semi-Annual	Semi-Annual	Oct 2021	—	549,164	549,164
Centrally cleared	195,390,000	AUD	6 month BBSW	Fixed 2.400%	Semi-Annual	Semi-Annual	Nov 2021	—	(222,160)	(222,160)
Centrally cleared	194,192,109	AUD	6 month BBSW	Fixed 2.386%	Semi-Annual	Semi-Annual	Dec 2021	—	(263,388)	(263,388)
Centrally cleared	116,649,891	AUD	6 month BBSW	Fixed 2.409%	Semi-Annual	Semi-Annual	Dec 2021	—	(120,022)	(120,022)
Centrally cleared	38,768,000	AUD	6 month BBSW	Fixed 2.446%	Semi-Annual	Semi-Annual	Dec 2021	—	(20,375)	(20,375)
Centrally cleared	51,750,000	CZK	Fixed 1.300%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	58,802	58,802
Centrally cleared	51,750,000	CZK	6 month PRIBOR	Fixed 1.300%	Annual	Semi-Annual	Oct 2022	$(63,443)	4,641	(58,802)
Centrally cleared	55,443,618	CZK	Fixed 1.548%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	34,096	34,096
Centrally cleared	111,556,382	CZK	Fixed 1.550%	6 month PRIBOR	Annual	Semi-Annual	Oct 2022	—	68,603	68,603
Centrally cleared	164,000,000	CZK	Fixed 1.020%	6 month PRIBOR	Annual	Semi-Annual	Jun 2024	—	470,926	470,926
Centrally cleared	42,000,000	CAD	Fixed 2.357%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	864,106	864,106
Centrally cleared	28,000,000	CAD	Fixed 2.325%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	636,803	636,803
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.190%	Annual	Quarterly	Oct 2027	—	407,283	407,283
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.158%	Annual	Quarterly	Oct 2027	—	206,491	206,491
Centrally cleared	14,000,000	CAD	Fixed 2.356%	3 month CDOR	Semi-Annual	Semi-Annual	Oct 2027	—	291,654	291,654
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.212%	Annual	Quarterly	Oct 2027	—	150,721	150,721
Centrally cleared	42,000,000	CAD	Fixed 2.288%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	1,060,641	1,060,641
Centrally cleared	28,000,000	CAD	Fixed 2.301%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	684,189	684,189
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.166%	Annual	Quarterly	Nov 2027	—	331,231	331,231
Centrally cleared	28,000,000	CAD	Fixed 2.280%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	724,966	724,966
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.156%	Annual	Quarterly	Nov 2027	—	201,439	201,439
44	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Interest rate swaps (continued)
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	42,000,000	CAD	Fixed 2.257%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	$1,150,949	$1,150,949
Centrally cleared	171,200,000	SEK	3 month STIBOR	Fixed 1.130%	Annual	Quarterly	Nov 2027	—	150,836	150,836
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.133%	Annual	Quarterly	Nov 2027	—	234,747	234,747
Centrally cleared	14,000,000	CAD	Fixed 2.266%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	376,083	376,083
Centrally cleared	14,000,000	CAD	Fixed 2.297%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	347,761	347,761
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.154%	Annual	Quarterly	Nov 2027	—	96,215	96,215
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.175%	Annual	Quarterly	Nov 2027	—	113,859	113,859
Centrally cleared	42,000,000	CAD	Fixed 2.312%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	1,004,825	1,004,825
Centrally cleared	256,800,000	SEK	3 month STIBOR	Fixed 1.152%	Annual	Quarterly	Nov 2027	—	274,281	274,281
Centrally cleared	14,000,000	CAD	Fixed 2.195%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	446,900	446,900
Centrally cleared	14,000,000	CAD	Fixed 2.209%	3 month CDOR	Semi-Annual	Semi-Annual	Nov 2027	—	434,417	434,417
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.090%	Annual	Quarterly	Nov 2027	—	25,498	25,498
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	43,068	43,068
Centrally cleared	14,000,000	CAD	Fixed 2.268%	3 month CDOR	Semi-Annual	Semi-Annual	Dec 2027	—	381,012	381,012
Centrally cleared	14,000,000	CAD	Fixed 2.285%	3 month CDOR	Semi-Annual	Semi-Annual	Dec 2027	—	366,094	366,094
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	40,283	40,283
Centrally cleared	85,600,000	SEK	3 month STIBOR	Fixed 1.110%	Annual	Quarterly	Dec 2027	—	39,883	39,883
Centrally cleared	926,800,000	JPY	Fixed 0.815%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	9,562	9,562
Centrally cleared	1,853,500,000	JPY	Fixed 0.820%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	4,593	4,593
Centrally cleared	1,853,400,000	JPY	Fixed 0.802%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	62,528	62,528
Centrally cleared	2,780,200,000	JPY	Fixed 0.801%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	100,022	100,022
Centrally cleared	3,829,200,000	JPY	Fixed 0.809%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	90,847	90,847
Centrally cleared	3,706,900,000	JPY	Fixed 0.806%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	106,117	106,117
Centrally cleared	926,700,000	JPY	Fixed 0.804%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	29,908	29,908
Centrally cleared	926,700,000	JPY	Fixed 0.763%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	95,536	95,536
Centrally cleared	926,700,000	JPY	Fixed 0.810%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	20,451	20,451
Centrally cleared	2,780,200,000	JPY	Fixed 0.803%	6 month LIBOR	Semi-Annual	Semi-Annual	Aug 2039	—	97,301	97,301
Centrally cleared	3,707,000,000	JPY	Fixed 0.801%	6 month LIBOR	Semi-Annual	Semi-Annual	Sep 2039	—	144,103	144,103
Centrally cleared	2,764,900,000	JPY	Fixed 0.872%	6 month LIBOR	Semi-Annual	Semi-Annual	Oct 2039	—	(192,298)	(192,298)
								$(63,443)	$4,778,245	$4,714,802
								$(63,443)	$4,575,576	$4,512,133

Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.30	118,000,000	USD	$ 118,000,000	5.000%	Quarterly	Jun 2023	$ (7,124,888)	$ (1,859,223)	$ (8,984,111)
				$118,000,000				$(7,124,888)	$(1,859,223)	$(8,984,111)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	45

Total return swaps
Pay/receive total return*	Reference entity	Floating rate	Payment frequency	Currency	Notional amount/ contract amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Ibovespa Brasil Index	3 Month USD LIBOR + 0.15%	Quarterly	USD	20,835,960	May 2019	Goldman Sachs	—	$986,585	$986,585
Pay	Ibovespa Brasil Index	3 Month USD LIBOR + 0.15%	Quarterly	USD	21,404,459	May 2019	Goldman Sachs	—	1,237,183	1,237,183
Pay	Ibovespa Brasil Index	3 Month USD LIBOR + 0.15%	Quarterly	USD	21,726,583	May 2019	Goldman Sachs	—	1,559,407	1,559,407
Pay	Ibovespa Brasil Index	3 Month USD LIBOR + 0.35%	Quarterly	USD	20,884,035	Dec 2018	Morgan Stanley & Company, Inc.	—	(1,160,456)	(1,160,456)
Pay	Ibovespa Brasil Index	3 Month USD LIBOR + 0.35%	Quarterly	USD	32,067,648	Dec 2018	Morgan Stanley & Company, Inc.	—	(3,435,091)	(3,435,091)
								—	$(812,372)	$(812,372)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Variance swaps
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP Paribas Securities Corp.	KOSPI 200 Index	KRW	44,800,000	$ 42,030	Receive	21.900%	At maturity	Dec 2018	—	$ (270,035)	$ (270,035)
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	226,260	293,254	Pay	22.450%	At maturity	Dec 2018	—	2,524,714	2,524,714
BNP Paribas Securities Corp.	FTSE 100 Index	GBP	250,000	312,024	Pay	20.150%	At maturity	Dec 2018	—	2,298,050	2,298,050
BNP Paribas Securities Corp.	S&P 500 Index	USD	42,000	42,000	Pay	21.600%	At maturity	Dec 2018	—	258,288	258,288
BNP Paribas Securities Corp.	S&P 500 Index	USD	84,600	84,600	Pay	20.200%	At maturity	Dec 2018	—	462,323	462,323
BNP Paribas Securities Corp.	Hang Seng China Enterprises Index	HKD	2,278,000	293,674	Receive	31.400%	At maturity	Dec 2018	—	(2,917,108)	(2,917,108)
BNP Paribas Securities Corp.	Hang Seng China Enterprises Index	HKD	2,430,000	313,239	Receive	29.300%	At maturity	Dec 2018	—	(2,563,344)	(2,563,344)
BNP Paribas Securities Corp.	Hang Seng China Enterprises Index	HKD	665,000	84,731	Receive	27.700%	At maturity	Dec 2018	—	(503,423)	(503,423)
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	41,500	50,815	Receive	21.700%	At maturity	Dec 2019	—	(181,145)	(181,145)
BNP Paribas Securities Corp.	S&P 500 Index	USD	50,700	50,700	Pay	20.200%	At maturity	Dec 2019	—	132,852	132,852
46	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	54,500	$ 66,733	Receive	22.500%	At maturity	Dec 2019	—	$(279,786)	$(279,786)
BNP Paribas Securities Corp.	S&P 500 Index	USD	68,400	68,400	Pay	20.750%	At maturity	Dec 2019	—	210,193	210,193
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	83,500	104,065	Receive	22.050%	At maturity	Dec 2019	—	(393,283)	(393,283)
BNP Paribas Securities Corp.	S&P 500 Index	USD	103,000	103,000	Pay	20.200%	At maturity	Dec 2019	—	271,757	271,757
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	83,100	102,517	Receive	21.650%	At maturity	Dec 2019	—	(356,268)	(356,268)
BNP Paribas Securities Corp.	S&P 500 Index	USD	103,000	103,000	Pay	19.700%	At maturity	Dec 2019	—	226,156	226,156
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	83,500	102,926	Receive	21.700%	At maturity	Dec 2019	—	(359,077)	(359,077)
BNP Paribas Securities Corp.	S&P 500 Index	USD	103,000	103,000	Pay	19.800%	At maturity	Dec 2019	—	232,095	232,095
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	84,800	104,579	Receive	22.700%	At maturity	Dec 2019	—	(445,665)	(445,665)
BNP Paribas Securities Corp.	S&P 500 Index	USD	105,000	105,000	Pay	21.000%	At maturity	Dec 2019	—	343,043	343,043
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	127,000	156,298	Receive	21.400%	At maturity	Dec 2019	—	(500,603)	(500,603)
BNP Paribas Securities Corp.	S&P 500 Index	USD	156,000	156,000	Pay	19.300%	At maturity	Dec 2019	—	285,066	285,066
BNP Paribas Securities Corp.	Euro STOXX 50 Index	EUR	79,900	98,836	Receive	21.600%	At maturity	Dec 2019	—	(327,401)	(327,401)
BNP Paribas Securities Corp.	S&P 500 Index	USD	99,600	99,600	Pay	19.500%	At maturity	Dec 2019	—	195,268	195,268
BNP Paribas Securities Corp.	S&P 500 Index	USD	82,200	82,200	Pay	19.050%	At maturity	Dec 2019	—	148,444	148,444
BNP Paribas Securities Corp.	Hang Seng China Enterprises Index	HKD	640,000	81,529	Receive	26.350%	At maturity	Dec 2019	—	(124,914)	(124,914)
Deutsche Bank AG	S&P 500 Index	USD	83,800	83,800	Pay	19.050%	At maturity	Dec 2018	—	310,718	310,718
Deutsche Bank AG	Hang Seng China Enterprises Index	HKD	656,000	83,645	Receive	25.800%	At maturity	Dec 2018	—	(363,696)	(363,696)
Deutsche Bank AG	Euro STOXX 50 Index	EUR	41,600	51,145	Receive	21.500%	At maturity	Dec 2019	—	(170,014)	(170,014)
Deutsche Bank AG	S&P 500 Index	USD	51,100	51,100	Pay	19.700%	At maturity	Dec 2019	—	111,730	111,730
Deutsche Bank AG	S&P 500 Index	USD	84,000	84,000	Pay	19.450%	At maturity	Dec 2019	—	161,061	161,061
Deutsche Bank AG	S&P 500 Index	USD	167,000	167,000	Pay	21.350%	At maturity	Dec 2019	—	619,195	619,195
Deutsche Bank AG	Hang Seng China Enterprises Index	HKD	654,000	83,402	Receive	26.500%	At maturity	Dec 2019	—	(156,818)	(156,818)
Deutsche Bank AG	Hang Seng China Enterprises Index	HKD	1,310,000	166,903	Receive	28.600%	At maturity	Dec 2019	—	(597,309)	(597,309)
Deutsche Bank AG	S&P 500 Index	USD	86,600	86,600	Pay	19.600%	At maturity	Dec 2020	—	91,487	91,487
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	47

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Deutsche Bank AG	Hang Seng China Enterprises Index	HKD	713,000	$ 90,907	Receive	26.850%	At maturity	Dec 2020	—	$ (67,819)	$ (67,819)
Goldman Sachs	Euro STOXX 50 Index	EUR	83,600	103,317	Receive	22.650%	At maturity	Dec 2019	—	(442,084)	(442,084)
Goldman Sachs	S&P 500 Index	USD	103,000	103,000	Pay	21.100%	At maturity	Dec 2019	—	346,597	346,597
Goldman Sachs	Euro STOXX 50 Index	EUR	84,700	105,138	Receive	21.900%	At maturity	Dec 2019	—	(377,092)	(377,092)
Goldman Sachs	S&P 500 Index	USD	105,000	105,000	Pay	20.000%	At maturity	Dec 2019	—	253,466	253,466
Goldman Sachs	KOSPI 200 Index	KRW	96,000,000	86,690	Receive	19.800%	At maturity	Dec 2020	—	(94,508)	(94,508)
Goldman Sachs	S&P 500 Index	USD	86,000	86,000	Pay	19.800%	At maturity	Dec 2020	—	71,914	71,914
JPMorgan Chase Bank	FTSE 100 Index	GBP	190,000	237,405	Pay	22.550%	At maturity	Dec 2018	—	2,152,665	2,152,665
JPMorgan Chase Bank	FTSE 100 Index	GBP	47,300	59,180	Pay	19.870%	At maturity	Dec 2018	—	422,739	422,739
JPMorgan Chase Bank	FTSE 100 Index	GBP	46,200	57,882	Pay	19.680%	At maturity	Dec 2018	—	404,955	404,955
JPMorgan Chase Bank	S&P 500 Index	USD	84,000	84,000	Pay	19.470%	At maturity	Dec 2018	—	334,551	334,551
JPMorgan Chase Bank	S&P 500 Index	USD	82,600	82,600	Pay	21.080%	At maturity	Dec 2018	—	470,616	470,616
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	1,846,500	238,075	Receive	31.550%	At maturity	Dec 2018	—	(2,380,172)	(2,380,172)
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	455,000	58,644	Receive	29.260%	At maturity	Dec 2018	—	(478,138)	(478,138)
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	447,000	57,606	Receive	29.290%	At maturity	Dec 2018	—	(470,815)	(470,815)
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	659,000	84,000	Receive	26.530%	At maturity	Dec 2018	—	(409,334)	(409,334)
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	647,000	82,463	Receive	27.870%	At maturity	Dec 2018	—	(492,674)	(492,674)
JPMorgan Chase Bank	Euro STOXX 50 Index	EUR	82,400	100,825	Receive	22.900%	At maturity	Dec 2019	—	(455,294)	(455,294)
JPMorgan Chase Bank	S&P 500 Index	USD	101,000	101,000	Pay	21.500%	At maturity	Dec 2019	—	372,498	372,498
JPMorgan Chase Bank	Euro STOXX 50 Index	EUR	83,300	101,926	Receive	23.200%	At maturity	Dec 2019	—	(483,509)	(483,509)
JPMorgan Chase Bank	S&P 500 Index	USD	102,000	102,000	Pay	21.700%	At maturity	Dec 2019	—	392,253	392,253
JPMorgan Chase Bank	Euro STOXX 50 Index	EUR	83,400	102,503	Receive	23.150%	At maturity	Dec 2019	—	(480,640)	(480,640)
JPMorgan Chase Bank	S&P 500 Index	USD	102,000	102,000	Pay	21.500%	At maturity	Dec 2019	—	377,091	377,091
JPMorgan Chase Bank	Euro STOXX 50 Index	EUR	41,700	51,251	Receive	23.050%	At maturity	Dec 2019	—	(236,449)	(236,449)
JPMorgan Chase Bank	S&P 500 Index	USD	51,400	51,400	Pay	21.500%	At maturity	Dec 2019	—	190,025	190,025
48	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
JPMorgan Chase Bank	Euro STOXX 50 Index	EUR	168,000	$207,261	Receive	22.900%	At maturity	Dec 2019	—	$ (913,596)	$ (913,596)
JPMorgan Chase Bank	S&P 500 Index	USD	207,000	207,000	Pay	20.900%	At maturity	Dec 2019	—	659,615	659,615
JPMorgan Chase Bank	S&P 500 Index	USD	86,500	86,500	Pay	19.600%	At maturity	Dec 2019	—	193,253	193,253
JPMorgan Chase Bank	S&P 500 Index	USD	59,600	59,600	Pay	19.040%	At maturity	Dec 2019	—	103,367	103,367
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	713,000	90,871	Receive	26.720%	At maturity	Dec 2019	—	(170,056)	(170,056)
JPMorgan Chase Bank	Hang Seng China Enterprises Index	HKD	468,000	59,636	Receive	26.500%	At maturity	Dec 2019	—	(98,146)	(98,146)
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	169,000	208,536	Receive	21.000%	At maturity	Dec 2019	—	(595,510)	(595,510)
Morgan Stanley & Company, Inc.	S&P 500 Index	USD	207,000	207,000	Pay	18.850%	At maturity	Dec 2019	—	293,146	293,146
Morgan Stanley & Company, Inc.	Euro STOXX 50 Index	EUR	65,900	81,067	Receive	21.500%	At maturity	Dec 2019	—	(262,729)	(262,729)
Morgan Stanley & Company, Inc.	S&P 500 Index	USD	81,500	81,500	Pay	19.400%	At maturity	Dec 2019	—	151,392	151,392
Societe Generale Paris	FTSE 100 Index	GBP	300,000	398,878	Pay	22.750%	At maturity	Dec 2018	—	3,420,594	3,420,594
Societe Generale Paris	FTSE 100 Index	GBP	185,000	225,458	Pay	21.250%	At maturity	Dec 2018	—	1,879,294	1,879,294
Societe Generale Paris	FTSE 100 Index	GBP	160,000	202,537	Pay	20.150%	At maturity	Dec 2018	—	1,471,622	1,471,622
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	3,088,550	398,245	Receive	32.250%	At maturity	Dec 2018	—	(4,143,396)	(4,143,396)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	1,750,000	225,672	Receive	30.350%	At maturity	Dec 2018	—	(2,035,940)	(2,035,940)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	1,561,040	201,179	Receive	29.250%	At maturity	Dec 2018	—	(1,644,198)	(1,644,198)
Societe Generale Paris	KOSPI 200 Index	KRW	44,500,000	41,608	Receive	20.450%	At maturity	Dec 2019	—	(124,246)	(124,246)
Societe Generale Paris	KOSPI 200 Index	KRW	95,000,000	88,188	Receive	19.250%	At maturity	Dec 2019	—	(165,041)	(165,041)
Societe Generale Paris	KOSPI 200 Index	KRW	95,100,000	88,338	Receive	19.100%	At maturity	Dec 2019	—	(152,410)	(152,410)
Societe Generale Paris	S&P 500 Index	USD	84,400	84,400	Pay	21.250%	At maturity	Dec 2019	—	301,453	301,453
Societe Generale Paris	S&P 500 Index	USD	83,000	83,000	Pay	20.250%	At maturity	Dec 2019	—	237,709	237,709
Societe Generale Paris	S&P 500 Index	USD	168,000	168,000	Pay	20.200%	At maturity	Dec 2019	—	472,453	472,453
Societe Generale Paris	S&P 500 Index	USD	125,000	125,000	Pay	20.500%	At maturity	Dec 2019	—	382,725	382,725
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	49

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Societe Generale Paris	S&P 500 Index	USD	41,700	$ 41,700	Pay	20.500%	At maturity	Dec 2019	—	$ 127,677	$ 127,677
Societe Generale Paris	S&P 500 Index	USD	83,200	83,200	Pay	20.000%	At maturity	Dec 2019	—	219,330	219,330
Societe Generale Paris	S&P 500 Index	USD	83,800	83,800	Pay	20.100%	At maturity	Dec 2019	—	230,649	230,649
Societe Generale Paris	S&P 500 Index	USD	83,500	83,500	Pay	18.900%	At maturity	Dec 2019	—	138,827	138,827
Societe Generale Paris	S&P 500 Index	USD	90,200	90,200	Pay	19.000%	At maturity	Dec 2019	—	149,298	149,298
Societe Generale Paris	S&P 500 Index	USD	89,700	89,700	Pay	18.700%	At maturity	Dec 2019	—	121,602	121,602
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	660,000	84,096	Receive	28.350%	At maturity	Dec 2019	—	(284,034)	(284,034)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	648,000	82,549	Receive	27.500%	At maturity	Dec 2019	—	(216,794)	(216,794)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	1,320,000	168,170	Receive	27.400%	At maturity	Dec 2019	—	(427,920)	(427,920)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	650,000	82,803	Receive	27.750%	At maturity	Dec 2019	—	(233,486)	(233,486)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	326,000	41,529	Receive	27.750%	At maturity	Dec 2019	—	(117,102)	(117,102)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	650,000	82,803	Receive	27.250%	At maturity	Dec 2019	—	(195,167)	(195,167)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	655,000	83,444	Receive	27.350%	At maturity	Dec 2019	—	(210,279)	(210,279)
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	660,000	84,098	Receive	26.150%	At maturity	Dec 2019	—	(115,279)	(115,279)
Societe Generale Paris	KOSPI 200 Index	KRW	95,900,000	86,776	Receive	19.550%	At maturity	Dec 2020	—	(75,585)	(75,585)
Societe Generale Paris	S&P 500 Index	USD	86,700	86,700	Pay	19.350%	At maturity	Dec 2020	—	72,784	72,784
Societe Generale Paris	S&P 500 Index	USD	86,600	86,600	Pay	19.500%	At maturity	Dec 2020	—	51,091	51,091
Societe Generale Paris	Hang Seng China Enterprises Index	HKD	725,000	92,400	Receive	26.700%	At maturity	Dec 2020	—	(57,115)	(57,115)
UBS AG	KOSPI 200 Index	KRW	178,000,000	167,058	Receive	19.350%	At maturity	Dec 2018	—	(732,118)	(732,118)
UBS AG	KOSPI 200 Index	KRW	89,800,000	84,031	Receive	19.500%	At maturity	Dec 2018	—	(374,152)	(374,152)
UBS AG	KOSPI 200 Index	KRW	88,200,000	82,407	Receive	21.000%	At maturity	Dec 2018	—	(478,685)	(478,685)
UBS AG	S&P 500 Index	USD	167,000	167,000	Pay	19.200%	At maturity	Dec 2018	—	637,282	637,282
UBS AG	S&P 500 Index	USD	83,800	83,800	Pay	19.450%	At maturity	Dec 2018	—	334,813	334,813
UBS AG	S&P 500 Index	USD	80,800	80,800	Pay	21.000%	At maturity	Dec 2018	—	439,581	439,581
UBS AG	S&P 500 Index	USD	83,500	83,500	Pay	21.310%	At maturity	Dec 2018	—	493,476	493,476
UBS AG	S&P 500 Index	USD	82,700	82,700	Pay	20.410%	At maturity	Dec 2018	—	436,888	436,888
UBS AG	Hang Seng China Enterprises Index	HKD	654,000	83,357	Receive	28.440%	At maturity	Dec 2018	—	(537,484)	(537,484)
50	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Variance swaps (continued)
Counterparty (OTC)	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive volatility	Volatility strike rate	Payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
UBS AG	Hang Seng China Enterprises Index	HKD	653,000	$ 83,208	Receive	28.600%	At maturity	Dec 2018	—	$ (550,629)	$ (550,629)
UBS AG	KOSPI 200 Index	KRW	179,000,000	167,697	Receive	19.450%	At maturity	Dec 2019	—	(371,729)	(371,729)
UBS AG	S&P 500 Index	USD	168,000	168,000	Pay	19.250%	At maturity	Dec 2019	—	295,087	295,087
UBS AG	KOSPI 200 Index	KRW	97,000,000	87,195	Receive	19.790%	At maturity	Dec 2020	—	(95,223)	(95,223)
UBS AG	S&P 500 Index	USD	87,800	87,800	Pay	19.500%	At maturity	Dec 2020	—	50,944	50,944
				$13,159,252					—	$(4,718,704)	$(4,718,704)

Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
BBSW	Bank Bill Swap Rate
CDOR	Canadian Dollar Offered Rate
CLICP	Sinacofi Chile Interbank Rate Average
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND	51

LIBOR	London Interbank Offered Rate
PRIBOR	Prague Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate
At 7-31-18, the aggregate cost of investments for federal income tax purposes was $3,631,423,175. Net unrealized appreciation aggregated to $100,456,026, of which $213,785,977 related to gross unrealized appreciation and $113,329,951 related to gross unrealized depreciation.
OTC is an abbreviation for over-the-counter. See Notes to financial statements regarding investment transactions and other derivatives information.
52	JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-18

Assets
Unaffiliated investments, at value (Cost $3,624,731,035)	$3,738,246,881
Swap contracts, at value	31,820,937
Unrealized appreciation on forward foreign currency contracts	53,552,091
Receivable for futures variation margin	6,802,569
Cash	134,933
Foreign currency, at value (Cost $1,318,668)	1,318,994
Cash held at broker for futures contracts	74,387,645
Cash segregated at custodian for OTC derivative contracts	589,257
Dividends and interest receivable	17,523,393
Receivable for fund shares sold	6,265,009
Receivable for investments sold	21,694,720
Other assets	213,943
Total assets	3,952,550,372
Liabilities
Unrealized depreciation on forward foreign currency contracts	23,269,141
Written options, at value (Premiums received $14,333,040)	19,004,538
Swap contracts, at value	37,554,682
Payable for centrally cleared swaps	4,269,309
Payable for collateral on OTC derivatives	38,511
Payable for investments purchased	43,704,766
Payable for fund shares repurchased	14,864,316
Payable to affiliates
Accounting and legal services fees	135,338
Transfer agent fees	281,785
Distribution and service fees	615
Trustees' fees	6,245
Other liabilities and accrued expenses	761,954
Total liabilities	143,891,200
Net assets	$3,808,659,172
Net assets consist of
Paid-in capital	$4,257,898,355
Distributions in excess of net investment income	(53,811,874)
Accumulated net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and swap contracts	(524,026,124)
Net unrealized appreciation (depreciation) on investments, futures contracts, written options, translation of assets and liabilities in foreign currencies and swap contracts	128,598,815
Net assets	$3,808,659,172

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	53

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($113,697,561 ÷ 11,233,029 shares) [1]	$10.12
Class C ($91,025,426 ÷ 9,149,225 shares) [1]	$9.95
Class I ($2,413,287,795 ÷ 236,174,299 shares)	$10.22
Class R2 ($1,314,302 ÷ 130,354 shares)	$10.08
Class R6 ($546,340,716 ÷ 53,342,590 shares)	$10.24
Class NAV ($642,993,372 ÷ 62,834,831 shares)	$10.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.65

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
54	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  7-31-18

Investment income
Interest	$78,910,575
Dividends	68,878,204
Less foreign taxes withheld	(5,926,404)
Total investment income	141,862,375
Expenses
Investment management fees	55,630,583
Distribution and service fees	1,706,070
Accounting and legal services fees	676,029
Transfer agent fees	3,722,338
Trustees' fees	70,036
Custodian fees	1,492,017
State registration fees	116,739
Printing and postage	22,800
Professional fees	320,434
Other	186,571
Total expenses	63,943,617
Less expense reductions	(425,075)
Net expenses	63,518,542
Net investment income	78,343,833
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	236,668,640
Futures contracts	(116,651,760)
Forward foreign currency contracts	(117,192,697)
Written options	14,378,891
Swap contracts	257,345
17,460,419
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(236,357,714)
Futures contracts	(13,030,905)
Forward foreign currency contracts	104,423,294
Written options	(7,213,383)
Swap contracts	(3,931,821)
(156,110,529)
Net realized and unrealized loss	(138,650,110)
Decrease in net assets from operations	$(60,306,277)

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	55

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-18	Year ended 7-31-17
Increase (decrease) in net assets
From operations
Net investment income	$78,343,833	$63,729,834
Net realized gain (loss)	17,460,419	(315,368,090)
Change in net unrealized appreciation (depreciation)	(156,110,529)	490,988,914
Increase (decrease) in net assets resulting from operations	(60,306,277)	239,350,658
From fund share transactions	(1,598,894,831)	(3,204,743,026)
Total decrease	(1,659,201,108)	(2,965,392,368)
Net assets
Beginning of year	5,467,860,280	8,433,252,648
End of year	$3,808,659,172	$5,467,860,280
Distributions in excess of net investment income	$(53,811,874)	$(149,321,743)
56	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.30	$9.94	$11.27	$11.25	$10.84
Net investment income[1]	0.14	0.06	0.04	0.03	0.03
Net realized and unrealized gain (loss) on investments	(0.32)	0.30	(0.69)	0.53	0.50
Total from investment operations	(0.18)	0.36	(0.65)	0.56	0.53
Less distributions
From net investment income	—	—	(0.68)	(0.54)	(0.12)
Net asset value, end of period	$10.12	$10.30	$9.94	$11.27	$11.25
Total return (%)[2,3]	(1.75)	3.62	(6.00)	5.15	4.94
Ratios and supplemental data
Net assets, end of period (in millions)	$114	$194	$1,047	$1,080	$971
Ratios (as a percentage of average net assets):
Expenses before reductions	1.65	1.65	1.64	1.67	1.72
Expenses including reductions	1.64	1.64	1.63	1.66	1.71
Net investment income	1.35	0.57	0.34	0.23	0.27
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Does not reflect the effect of sales charges, if any.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	57

CLASS C SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.19	$9.91	$11.23	$11.21	$10.80
Net investment income (loss)[1]	0.06	— [2]	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.30)	0.28	(0.67)	0.53	0.51
Total from investment operations	(0.24)	0.28	(0.71)	0.48	0.46
Less distributions
From net investment income	—	—	(0.61)	(0.46)	(0.05)
Net asset value, end of period	$9.95	$10.19	$9.91	$11.23	$11.21
Total return (%)[3,4]	(2.36)	2.83	(6.61)	4.43	4.24
Ratios and supplemental data
Net assets, end of period (in millions)	$91	$162	$309	$293	$203
Ratios (as a percentage of average net assets):
Expenses before reductions	2.35	2.35	2.34	2.37	2.42
Expenses including reductions	2.34	2.34	2.33	2.36	2.41
Net investment income (loss)	0.61	(0.05)	(0.35)	(0.45)	(0.43)
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
58	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.36	$9.97	$11.30	$11.29	$10.87
Net investment income[1]	0.17	0.10	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	(0.31)	0.29	(0.68)	0.53	0.51
Total from investment operations	(0.14)	0.39	(0.61)	0.59	0.58
Less distributions
From net investment income	—	—	(0.72)	(0.58)	(0.16)
Net asset value, end of period	$10.22	$10.36	$9.97	$11.30	$11.29
Total return (%)[2]	(1.35)	3.91	(5.67)	5.38	5.37
Ratios and supplemental data
Net assets, end of period (in millions)	$2,413	$3,481	$5,316	$5,093	$3,495
Ratios (as a percentage of average net assets):
Expenses before reductions	1.35	1.33	1.32	1.36	1.39
Expenses including reductions	1.35	1.33	1.31	1.34	1.38
Net investment income	1.66	1.01	0.67	0.56	0.63
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	59

CLASS R2 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.27	$9.92	$11.25	$11.24	$10.83
Net investment income (loss)[1]	0.12	0.08	0.01	(0.01)	— [2]
Net realized and unrealized gain (loss) on investments	(0.31)	0.27	(0.66)	0.53	0.50
Total from investment operations	(0.19)	0.35	(0.65)	0.52	0.50
Less distributions
From net investment income	—	—	(0.68)	(0.51)	(0.09)
Net asset value, end of period	$10.08	$10.27	$9.92	$11.25	$11.24
Total return (%)[3]	(1.85)	3.53	(6.08)	4.75	4.67
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$3	$5	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.72	1.75	1.99	2.85
Expenses including reductions	1.74	1.71	1.74	1.97	2.00
Net investment income (loss)	1.17	0.78	0.09	(0.06)	0.02
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
60	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.38	$9.97	$11.30	$11.29	$10.86
Net investment income[1]	0.19	0.11	0.09	0.09	0.09
Net realized and unrealized gain (loss) on investments	(0.33)	0.30	(0.69)	0.51	0.50
Total from investment operations	(0.14)	0.41	(0.60)	0.60	0.59
Less distributions
From net investment income	—	—	(0.73)	(0.59)	(0.16)
Net asset value, end of period	$10.24	$10.38	$9.97	$11.30	$11.29
Total return (%)[2]	(1.35)	4.11	(5.55)	5.51	5.44
Ratios and supplemental data
Net assets, end of period (in millions)	$546	$693	$639	$557	$196
Ratios (as a percentage of average net assets):
Expenses before reductions	1.26	1.24	1.23	1.26	1.33
Expenses including reductions	1.24	1.22	1.20	1.23	1.28
Net investment income	1.79	1.08	0.81	0.77	0.78
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Absolute Return Strategies Fund	61

CLASS NAV SHARES Period ended	7-31-18	7-31-17	7-31-16	7-31-15	7-31-14
Per share operating performance
Net asset value, beginning of period	$10.37	$9.96	$11.29	$11.28	$10.86
Net investment income[1]	0.19	0.11	0.08	0.08	0.08
Net realized and unrealized gain (loss) on investments	(0.33)	0.30	(0.68)	0.52	0.51
Total from investment operations	(0.14)	0.41	(0.60)	0.60	0.59
Less distributions
From net investment income	—	—	(0.73)	(0.59)	(0.17)
Net asset value, end of period	$10.23	$10.37	$9.96	$11.29	$11.28
Total return (%)[2]	(1.35)	4.12	(5.56)	5.51	5.50
Ratios and supplemental data
Net assets, end of period (in millions)	$643	$936	$1,119	$1,260	$835
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.22	1.21	1.24	1.26
Expenses including reductions	1.23	1.22	1.20	1.23	1.26
Net investment income	1.81	1.12	0.75	0.68	0.72
Portfolio turnover (%)	59	59	80	80	56

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
62	JOHN HANCOCK Global Absolute Return Strategies Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered by the are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I Shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company or under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option trades. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 p.m. ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       63

fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2018, by major security category or type:

	Total value at 7-31-18	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks	$1,468,793,119	$430,138,078	$1,037,932,324	$722,717
U.S. Government and Agency obligations	249,614,329	—	249,614,329	—
Foreign government obligations	571,904,688	—	571,904,688	—
Corporate bonds	296,139,998	—	296,139,998	—
Convertible bonds	445,932	—	445,932	—
Purchased options	93,703,411	82,807,202	10,896,209	—
Short-term investments	1,057,645,404	98,645,506	958,999,898	—
Total investments in securities	$3,738,246,881	$611,590,786	$3,125,933,378	$722,717
Derivatives:
Assets
Futures	$9,831,077	$9,831,077	—	—
Forward foreign currency contracts	53,552,091	—	$53,552,091	—
Swap contracts	48,206,932	—	48,206,932	—
Liabilities
Futures	(17,474,115)	(15,763,272)	(1,710,843)	—
Forward foreign currency contracts	(23,269,141)	—	(23,269,141)	—
Written options	(19,004,538)	—	(19,004,538)	—
Swap contracts	(58,209,986)	—	(58,209,986)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       64

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign investing. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes, less any amounts reclaimable.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31,2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2018 were $11,596.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       65

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31,2018, the fund has a short-term capital loss carryforward of $524,351,892 available to offset future net realized capital gains. This carryforward does not expire. Qualified late year ordinary losses of $25,272,596 are treated as occurring on August 1, 2018, the first day of the fund's next taxable year.

As of July 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. There were no distributions for the years ended July 31, 2018 and 2017.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2018, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, derivative transactions, amortization and accretion on debt securities, investments in passive foreign investment companies, wash sale loss deferrals and treasury inflation protected securities.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is

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posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts and payable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Receivable/payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2018, the fund used futures contracts to manage against anticipated changes in securities markets and interest rates, gain exposure to certain securities markets and foreign bond markets, and maintain diversity of the fund. The fund held futures contracts with notional values ranging from $3.6 billion to $6.1 billion, as measured at each quarter end.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2018, the fund used forward foreign currency contracts to manage against anticipated changes in current exchange rates, gain exposure to foreign currencies and maintain diversity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $5.0 billion to $5.9 billion, as measured at each quarter end.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument

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at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2018, the fund used purchased options contracts to maintain diversity of the fund. The fund held purchased options contracts with market values ranging from $84.1 million to $165.8 million, as measured at each quarter end.

During the year ended July 31, 2018, the fund wrote option contracts to manage against anticipated changes in securities markets and gain exposure to certain securities markets. The fund held written options contracts with market values ranging from $9.1 million to $19.0 million, as measured at each quarter end.

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2018, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity of the fund and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging from $6.8 billion to $10.2 billion, as measured at each quarter end.

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Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Credit default swaps—Buyer

During the year ended July 31, 2018, the fund used CDS contracts as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $118.0 million, as measured at each quarter end.

Credit default swaps—Seller

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

During the year ended July 31, 2018, the fund used CDS as a Seller of protection to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $53.2 million, as measured at each quarter end. There were no open contracts at July 31, 2018.

Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.

During the year ended July 31, 2018, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity of the fund. The fund held total return swaps with total USD notional amounts ranging from $100.8 million to $427.8 million as measured at each quarter end.

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund

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would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended July 31, 2018, the fund used variance swaps to maintain diversity of the fund and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $3.6 million to $13.2 million, as measured at each quarter end.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2018 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$1,382,947	($16,638,291)
Interest rate	Receivable/payable for futures	Futures†	8,448,130	(835,824)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	53,552,091	(23,269,141)
Equity	Investments, at value*	Purchased options	93,703,411	—
Equity	Written options, at value	Written options	—	(18,751,419)
Foreign currency	Written options, at value	Written options	—	(253,119)
Credit	Swap contracts, at value	Credit default swaps^	—	(8,984,111)
Equity	Swap contracts, at value	Total return swaps^	3,783,175	(4,595,547)
Equity	Swap contracts, at value	Variance swaps^	28,037,762	(32,756,466)
Interest rate	Swap contracts, at value	Interest rate swaps^	16,385,995	(11,873,862)
			$205,293,511	($117,957,780)
† Reflects cumulative appreciation/depreciation on futures as disclosed in the Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
* Purchased options are included in the Fund's investments.
^ Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivatives transactions:

OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$53,552,091	($23,269,141)
Purchase options	10,896,209	—
Written options	—	(19,004,538)
Interest rate swaps	—	(202,669)
Total return swaps	3,783,175	(4,595,547)
Variance swaps	28,037,762	(32,756,466)
	$96,269,237	($79,828,361)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays	($4,099,012)	—	$3,332,259	($766,753)
BNP Paribas	(1,994,151)	—	1,337,714	(656,437)
Citibank N.A.	3,426,558	$3,346,000	—	80,558
Deutsche Bank	15,878,493	15,588,644	—	289,849

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Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Goldman Sachs	($7,894,121)	—	$7,894,121	—
HSBC	7,197,428	$7,084,388	—	$113,040
JPMorgan Chase	2,608,165	1,710,000	(305,608)	592,557
Merrill Lynch	(799,143)	—	799,143	—
Morgan Stanley	(6,421,203)	—	6,421,203	—
Nomura Securities	221	—	—	221
Royal Bank of Canada	1,680,831	1,590,000	—	90,831
Societe General	(976,469)	455,000	929,463	(502,006)
UBS AG	7,833,279	7,728,985	—	104,294
Totals	$16,440,876	$37,503,017	$20,408,295	($653,846)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions [1]	Futures contracts	Written options	Swap contracts	Forward foreign currency contracts	Total
Credit	—	—	—	$1,438,328	—	$1,438,328
Equity	$32,836,156	($75,088,485)	$14,378,891	(8,145,764)	—	(36,019,202)
Foreign currency	—	—	—	—	($117,192,697)	(117,192,697)
Interest rate	—	(41,563,275)	—	6,964,781	—	(34,598,494)
Total	$32,836,156	($116,651,760)	$14,378,891	$257,345	($117,192,697)	($186,372,065)
[1] Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2018:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies [1]	Futures contracts	Written options	Swap contracts	Forward foreign currency contracts	Total
Credit	—	—	—	($2,497,953)	—	($2,497,953)
Equity	$10,321,923	($24,629,695)	($9,463,695)	13,415,475	—	(10,355,992)
Foreign currency	—	—	2,250,312	—	$104,423,294	106,673,606
Interest rate	—	11,598,790		(14,849,343)	—	(3,250,553)
Total	$10,321,923	($13,030,905)	($7,213,383)	($3,931,821)	$104,423,294	$90,569,108
[1] Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under

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these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.300% of the first 200 million of the fund's average daily net assets; and (b) 1.250% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.200% of the first $3.0 billion of the fund's average daily net assets; (b) 1.1500% of the next $2.5 billion of the fund's average daily net assets; (c) 1.120% of the next $1.5 billion of the fund's average daily net assets; (d) 1.100% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.070% of the fund's average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2018, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the year ended July 31, 2018, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$12,464	Class R6	$79,643
Class C	10,554	Class NAV	68,991
Class I	253,270	Total	$425,075
Class R2	153

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2018 were equivalent to a net annual effective rate of 1.17% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred for the year ended July 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of

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distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $47,865 for the year ended July 31, 2018. Of this amount, $7,989 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $39,796 was paid as sales commissions to broker-dealers and $80 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2018, CDSCs received by the Distributor amounted to $5,505 for Class C shares.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2018 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$443,910	$160,409
Class C	1,253,240	135,888
Class I	—	3,350,932
Class R2	8,920	223
Class R6	—	74,886
Total	$1,706,070	$3,722,338

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2018 and 2017 were as follows:

		Year ended 7-31-18		Year ended 7-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	3,221,196	$33,164,797	7,965,812	$79,825,732
Repurchased	(10,782,153)	(110,919,648)	(94,506,235)	(949,196,717)
Net decrease	(7,560,957)	$(77,754,851)	(86,540,423)	$(869,370,985)
Class C shares
Sold	294,718	$3,003,179	1,135,798	$11,315,724
Repurchased	(7,028,211)	(71,340,546)	(16,417,457)	(163,982,229)
Net decrease	(6,733,493)	$(68,337,367)	(15,281,659)	$(152,666,505)
Class I shares
Sold	52,684,709	$547,836,699	121,325,105	$1,227,185,352
Repurchased	(152,436,892)	(1,578,042,859)	(318,554,997)	(3,212,025,393)
Net decrease	(99,752,183)	$(1,030,206,160)	(197,229,892)	$(1,984,840,041)
Class R2 shares
Sold	19,791	$203,145	50,357	$504,542
Repurchased	(112,283)	(1,154,045)	(153,082)	(1,528,081)
Net decrease	(92,492)	$(950,900)	(102,725)	$(1,023,539)
Class R6 shares
Sold	13,103,168	$134,902,273	23,519,574	$239,268,995
Repurchased	(26,517,261)	(274,041,157)	(20,850,284)	(210,607,208)
Net increase (decrease)	(13,414,093)	$(139,138,884)	2,669,290	$28,661,787
Class NAV shares
Sold	704,761	$7,340,189	1,996,155	$20,045,886
Repurchased	(28,183,844)	(289,846,858)	(24,037,659)	(245,549,629)
Net decrease	(27,479,083)	$(282,506,669)	(22,041,504)	$(225,503,743)
Total net decrease	(155,032,301)	$(1,598,894,831)	(318,526,913)	$(3,204,743,026)

Affiliates of the fund owned 100% of shares of Class NAV shares of the fund on July 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $1,876,621,847 and $3,132,331,894, respectively, for the year ended July 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $69,609,938 and $487,320,271, respectively, for the year ended July 31, 2018.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2018, funds within the John Hancock group of funds complex held 16.7% of the fund's net assets. As of July 31, 2018, no affiliated funds owned 5% or more of the fund's net assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Global Absolute Return Strategies Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statements of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor) for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 18-21, 2018 in-person meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 29-31, 2018.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 18-21, 2018, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be

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based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

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(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the period since its inception and for the one-, three- and five-year periods ended December 31, 2017. The Board also noted that the fund outperformed its peer group average for the period since its inception and underperformed its peer group average for the one-, three- and five-year periods ended December 31, 2017. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the period since its inception and to the benchmark for the period since its inception and for the one-, three- and five-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and that total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the overall management fee, the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
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(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that affiliates of the Advisor provide transfer agency services and placement services to the fund
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the mutual fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

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(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the

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independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	216
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2014) and Chairperson of the Board (since 2017), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2005	216
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

James R. Boyle, Born: 1959	2015	216
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	216
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	216
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Grace K. Fey, Born: 1946	2008	216
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	216
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	216
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); and Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2005	216

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2014) and Chairperson of the Board (2014-2016), John Hancock Collateral Trust; Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	2012	216
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee and Vice Chairperson of the Board, John Hancock Collateral Trust (since 2014); Trustee and Vice Chairperson of the Board, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       83

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2012	216
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	216
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2017).

Marianne Harrison, Born: 1963	2018	216
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Coummunitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee, John Hancock Collateral Trust, John Hancock Exchange-Traded Fund Trust, John Hancock retail funds[3], John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2018).

Warren A. Thomson, Born: 1955	2012	216
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust (since 2014); Trustee, John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       84

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       85

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 6-19-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       86

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Natural Resources

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Redwood

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF569690	395A 7/18 9/18

ITEM 2. CODE OF ETHICS.

(a)	As of the end of the fiscal year July 31, 2018 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	AUDIT FEES:
2018: $453,077
2017: $542,638

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)	AUDIT RELATED FEES:
2018: $3,780
2017: $4,080

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $110,200 and $106,517 for the fiscal years ended July 31, 2018 and 2017, respectively.

(c)	TAX FEES:
2018: $26,250
2017: $32,667

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)	ALL OTHER FEES:
2018: $1,638
2017: $10,019

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $4,176,050 for the fiscal year ended July 31, 2018 and $8,187,620 for the fiscal year ended July 31, 2017.

(h)	The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 17, 2018

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 17, 2018